FRANKLIN
VALUEMARK
FUNDS

PROSPECTUS  MAY 1, 1998

777 Mariners Island Blvd., P.O. Box 7777
San Mateo, CA 94403-7777      1-800/342-3863

Franklin Valuemark Funds (the "Trust") is an investment company, organized as a Massachusetts business trust, and consisting of twenty-five separate investment portfolios or funds, each of which has different investment objectives. Shares of the Funds are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts owned by their respective policyholders or contractholders. Certain Funds may not be available in connection with a particular policy or contract or in a particular state. Investors should consult the separate account prospectus of the specific insurance product that accompanies this Trust prospectus for information on any applicable restrictions or limitations with respect to a separate account's investments in the Funds.

SEVENTEEN OF THE TWENTY-FIVE FUNDS ARE CURRENTLY AVAILABLE UNDER THE INDIVIDUAL IMMEDIATE VARIABLE ANNUITY CONTRACTS DESCRIBED IN THE PROSPECTUS ACCOMPANYING THIS TRUST PROSPECTUS (EACH A "PORTFOLIO" OR "PORTFOLIOS").

This prospectus contains information that investors should know before investing in these Portfolios, including the risks associated with investing in each Portfolio. Please keep it for future reference. The Trust has a statement of additional information ("SAI") dated May 1, 1998, which may be amended from time to time. It contains more information about the Portfolio's procedures and policies. It has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. For a free copy, call 1-800/342-3863 or write the Trust at the address shown.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES OR INSURANCE COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK; AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT
INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. SHARES OF THE PORTFOLIOS INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE, JURISDICTION OR COUNTRY, IN WHICH THE OFFERING IS UNAUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

SUMMARY OF PORTFOLIO OBJECTIVES

PORTFOLIO SEEKING STABILITY
OF PRINCIPAL AND INCOME

MONEY MARKET FUND ("MONEY FUND")1 seeks high current income, consistent with capital preservation and liquidity. The Portfolio will pursue its objective by investing exclusively in high quality money market instruments. An investment in the Money Fund is neither insured nor guaranteed by the U.S. Government. The Portfolio attempts to maintain a stable net asset value of $1.00 per share, although no assurances can be given that the Portfolio will be able to do so.

PORTFOLIOS SEEKING GROWTH AND INCOME

GLOBAL UTILITIES SECURITIES FUND ("GLOBAL UTILITY FUND")1 seeks both capital appreciation and current income by investing primarily in securities of issuers engaged in the public utilities industry. The Portfolio may invest in securities of issuers in any nation, including nations with developing markets. Investing in a portfolio which concentrates in a specialized market sector involves increased risks. Foreign investing also involves special risks. Prior to May 1, 1998, the Portfolio was named the Utility Equity Fund and invested primarily in securities of domestic issuers in the public utility industry.

GROWTH AND INCOME FUND1 seeks capital appreciation, with current income return as a secondary objective, by investing primarily in U.S. common stocks. The Portfolio may invest in foreign securities.

INCOME SECURITIES FUND1,2 seeks to maximize income while maintaining prospects for capital appreciation by investing primarily in a diversified portfolio of domestic debt obligations and/or equity securities. Debt obligations include lower rated obligations (commonly referred to as "junk bonds") which involve increased risks related to the creditworthiness of their issuers. The Portfolio may invest in foreign securities.

MUTUAL SHARES SECURITIES FUND ("MUTUAL SHARES FUND")1,2 seeks capital appreciation, with income as a secondary objective. The Portfolio invests primarily in domestic equity securities trading at prices below their intrinsic values. The Portfolio may also invest in securities of companies involved in corporate restructuring, mergers, bankruptcies and liquidations, as well as debt securities of any quality, including "junk bonds," and defaulted securities, all of which involve increased risks related to the creditworthiness of their issuers.

REAL ESTATE SECURITIES FUND ("REAL ESTATE FUND") seeks capital appreciation, with current income return as a secondary objective, by concentrating its investments in publicly traded securities of U.S. companies in the real estate industry. Investing in a portfolio which concentrates in a specialized market sector involves increased risks.

RISING DIVIDENDS FUND seeks capital appreciation, primarily through investment in the equity securities of companies that have paid consistently rising dividends over the past ten years. Preservation of capital is also an important consideration. The Portfolio seeks current income incidental to capital appreciation.

TEMPLETON GLOBAL ASSET ALLOCATION FUND ("ASSET ALLOCATION FUND")1 seeks a high level of total return through a flexible policy of investing in equity securities, debt obligations, including up to 25% in lower rated debt obligations (commonly referred to as "junk bonds"), and money market instruments of issuers in any nation, including developing markets nations. The mix of investments among the three market segments will be adjusted in an attempt to capitalize on the total return potential produced by changing economic conditions throughout the world. Foreign investing involves special risks.

VALUE SECURITIES FUND ("VALUE FUND")1 seeks long-term total return. The Portfolio invests primarily in equity securities, including common stocks and securities convertible into common stocks.

PORTFOLIOS SEEKING CAPITAL GROWTH CAPITAL GROWTH FUND ("GROWTH FUND")1 seeks capital appreciation, with current income as a secondary consideration. The Portfolio invests primarily in equity securities, including common stocks and securities convertible into common stocks.

MUTUAL DISCOVERY SECURITIES FUND ("MUTUAL DISCOVERY FUND")1,2 seeks capital appreciation. The Portfolio invests primarily in domestic and foreign equity securities, including securities of smaller capitalization companies, trading at prices below their intrinsic values. The Portfolio may also invest in securities of companies involved in corporate restructuring, mergers, bankruptcies and liquidations, as well as debt securities of any quality, including "junk bonds," and defaulted securities, all of which involve increased risks related to the creditworthiness of their issuers. Foreign investing involves special risks.

SMALL CAP FUND1 seeks long-term capital growth. The Portfolio seeks to accomplish its objective by investing primarily in equity securities of smaller capitalization growth companies. The Portfolio may also invest in foreign securities, including those of developing markets issuers. Because of the Portfolio's investments in smaller capitalization companies, an investment in the Portfolio may involve greater risks and higher volatility.

TEMPLETON DEVELOPING MARKETS EQUITY FUND ("DEVELOPING MARKETS FUND")1 seeks long-term capital appreciation. The Portfolio seeks to achieve this objective by investing primarily in equities of issuers in countries having developing markets. The Portfolio is subject to the heightened foreign securities investment risks that accompany foreign developing markets and an investment in the Portfolio may be considered speculative.

TEMPLETON GLOBAL GROWTH FUND ("GLOBAL GROWTH FUND")1 seeks long-term capital growth. The Portfolio hopes to achieve its objective through a flexible policy of investing in stocks and debt obligations of companies and governments of any nation, including developing markets. The realization of income, if any, is only incidental to accomplishment of the Portfolio's objective of long-term capital growth. Foreign investing involves special risks.

TEMPLETON INTERNATIONAL EQUITY FUND ("INTERNATIONAL EQUITY FUND")1 seeks long-term growth of capital. Under normal conditions, the International Equity Fund will invest at least 65% of its total assets in an internationally mixed portfolio of foreign equity securities which trade on markets in countries other than the U.S., including developing markets, and are (i) issued by companies domiciled in countries other than the U.S., or (ii) issued by companies that derive at least 50% of either their revenues or pre-tax income from activities outside of the U.S. Foreign investing involves special risks.

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND ("INTERNATIONAL SMALLER COMPANIES FUND")1 seeks long-term capital appreciation. The Portfolio seeks to achieve this objective by investing primarily in equity securities of smaller companies outside the U.S., including developing markets. Foreign investing involves special risks and smaller company investments may involve higher volatility. An investment in the Portfolio should not be considered a complete investment program.

TEMPLETON PACIFIC GROWTH FUND ("PACIFIC FUND")1 seeks long-term growth of capital, primarily through investing at least 65% of its total assets in equity securities which trade on markets in the Pacific Rim, including developing markets, and are (i) issued by companies domiciled in the Pacific Rim or (ii) issued by companies that derive at least 50% of either their revenues or pre-tax income from activities in the Pacific Rim. Investing in a portfolio of geographically concentrated foreign securities, including developing markets, involves increased susceptibility to the special risks of foreign investing and an investment in the Portfolio may be considered speculative.

1THE ASSET ALLOCATION, CAPITAL GROWTH, DEVELOPING MARKETS, GLOBAL GROWTH, GLOBAL UTILITY, GROWTH AND INCOME, INCOME SECURITIES, INTERNATIONAL EQUITY,
INTERNATIONAL SMALLER COMPANIES, MONEY, MUTUAL DISCOVERY, MUTUAL SHARES, PACIFIC, SMALL CAP AND VALUE FUNDS MAY INVEST MORE THAN 10% OF THEIR TOTAL ASSETS IN FOREIGN SECURITIES WHICH ARE SUBJECT TO SPECIAL AND ADDITIONAL RISKS RELATED TO CURRENCY FLUCTUATIONS, MARKET VOLATILITY, AND ECONOMIC, SOCIAL, AND POLITICAL UNCERTAINTY; INVESTING IN DEVELOPING MARKETS INVOLVES SIMILAR BUT HEIGHTENED RISKS RELATED TO THE RELATIVELY SMALL SIZE AND LESSER LIQUIDITY OF THESE MARKETS. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS."

2THE INCOME SECURITIES, MUTUAL DISCOVERY AND MUTUAL SHARES FUNDS MAY INVEST UP TO 100% OF THEIR RESPECTIVE TOTAL ASSETS IN DEBT OBLIGATIONS RATED BELOW INVESTMENT GRADE, COMMONLY KNOWN AS "JUNK BONDS," OR IN OBLIGATIONS WHICH HAVE NOT BEEN RATED BY ANY RATING AGENCY. INVESTMENTS RATED BELOW INVESTMENT GRADE INVOLVE GREATER RISKS, INCLUDING PRICE VOLATILITY AND RISK OF DEFAULT, THAN INVESTMENTS IN HIGHER RATED OBLIGATIONS. INVESTORS SHOULD CAREFULLY CONSIDER THE RISKS ASSOCIATED WITH AN INVESTMENT IN THESE PORTFOLIOS IN LIGHT OF THE SECURITIES IN WHICH THEY INVEST. SEE "HIGHLIGHTED RISK CONSIDERATIONS, LOWER RATED DEBT OBLIGATIONS."

TABLE OF CONTENTS

CONTENTS                      PAGE
FINANCIAL HIGHLIGHTS           5
INTRODUCTION                   7
GENERAL INVESTMENT
 CONSIDERATIONS                7
PORTFOLIO INVESTMENT
 OBJECTIVES AND POLICIES       8
STABILITY OF PRINCIPAL
AND INCOME                     8
 Money Market Fund             8
GROWTH AND INCOME              9
 Global Utilities Securities
Fund (formerly Utility
Equity Fund)                   9
 Growth and Income Fund       11
 Income Securities Fund       12
 Mutual Shares
 Securities Fund              13
 Real Estate
 Securities Fund              15
 Rising Dividends Fund        16
 Templeton Global Asset
 Allocation Fund              17
 Vale Securities Fund         19
CAPITAL GROWTH                21
 Capital Growth Fund          21
 Mutual Discovery Securities
 Fund                         21
 Small Cap Fund               24
 Templeton Developing
 Markets Equity Fund          25
 Templeton Global Growth
Fund                          27
 Templeton International
 Equity Fund                  28
 Templeton International
 Smaller Companies Fund       29
 Templeton Pacific Growth
Fund                          30
HIGHLIGHTED RISK
 CONSIDERATIONS               31
 Foreign Transactions         31
  General Considerations      31
  Investments in Developing
 Markets                      32
  Certain Restrictions        34
  Currency Risks and their
 Management                   34
  Interest Rate and Currency
 Swaps                        36
  Investments in Depositary
Receipts                      36
 Lower Rated Debt Obligations 37
  Defaulted Debt Obligations  38
  The Portfolios' Investments 39
  Asset Composition Table     39
INVESTMENT METHODS AND
 RISKS, COMMON TO MORE
 THAN ONE PORTFOLIO           39
 Borrowing                    39
 Concentration                40
 Convertible Securities       40
 Debt Obligations             41
  Corporate Debt Obligations  41
  Money Market Instruments    41
  U.S. Government Securities  41
  Zero Coupon Bonds           42
  Deferred Interest and
Pay-in-Kind Bonds             42
 Derivatives                  42
 Diversification              43
 Loan Participations          43
 Loans of Portfolio
Securities                    43
 Options and Futures
Contracts                     44
 Portfolio Turnover           44
 Repurchase and Reverse
  Repurchase Agreements       44
 Restricted and Illiquid
Securities                    44
 "Rolls"                      45
 Small Capitalization
 Issuers                      45
 Structured Notes             46
 Temporary Investments        46
 Trade Claims                 46
 Warrants                     46
 "When-Issued" and "Delayed
  Delivery" Transactions      47



INVESTMENT RESTRICTIONS       47
MANAGEMENT                    47
Trustees and Officers         47
 Managers                     47
  Management Services
 and Fees                     48
  Portfolio Transactions      48
 Subadvisor                   48
 Portfolio Administrator      48
 Operating Expenses           49
 Portfolio Operations         49
 Biographical Information     50
PURCHASE, REDEMPTION, AND
 EXCHANGE OF SHARES           55
INCOME DIVIDENDS AND
 CAPITAL GAINS DISTRIBUTIONS  56
DETERMINATION OF
 NET ASSET VALUE              56
TAX CONSIDERATIONS            56
HOW THE TRUST MEASURES
 PERFORMANCE                  57
GENERAL INFORMATION           57
 Distribution Plans           57
 Reports                      57
 Transfer Agent               57
 Year 2000                    58
 Voting Privileges and
 Other Rights                 58
APPENDIX                      58
 Description of Bond Ratings  58
 Description of Commercial
Paper Ratings                 59






FINANCIAL HIGHLIGHTS

This table summarizes financial history of each Portfolio. The information has been audited by Coopers & Lybrand L.L.P, the Trust's independent auditors. Their audit report covering each of the most recent five years appears in the financial statements in the Trust's Annual Report to Shareholders for the fiscal year ended December 31, 1997. The Annual Report to Shareholders also includes more information about each Portfolio's performance. For a free copy, please call 1-800-342-3863.


                    PER SHARE OPERATING PERFORMANCE
               (for a share outstanding throughout the period)                         RATIOS/SUPPLEMENTAL DATA

                                                                                                     Ratio
                          Net      Total   Distri-                                  Net     Ratio of of net
        Net               realized from    butions  Distri-          Net            assets, expenses invest-
        asset     Net     & unrea- invest- from net butions          asset          end of  to ave-  ment
Period  value,    invest- lized    ment    invest-  from net Total   value          period  rage     income to  Portfolio Average
ended   beginning ment    gain     opera-  ment     realized distri- end of Total   (in     net      average    turnover  commission
Dec. 31 of period income  (loss)   tions   income   gains    butions period return+ 000's)  assets   net assets rate      rate***


Capital Growth Fund

19961   $10.00   $.03     $1.33    $1.36   $  --    $  --    $  --  $11.36  13.60%  $44,667 .77%*     .96%*      3.91%      .0567

1997     11.36    .06      2.02     2.08    (.02)      --     (.02)  13.42  18.31   109,35  .77       .72       19.90       .0575

Global Utilities Securities Fund (formerly the Utility Equity Fund)

19892    10.00    .17      1.97     2.14      --       --       --   12.14  21.40    15,151 --7      5.63        4.43        --

1990     12.14    .40      (.18)     .22    (.10)      --     (.10)  12.26   1.84    77,739 .68      6.53         --         --

1991     12.26    .35      2.60     2.95    (.35)      --     (.35)  14.86  24.56   243,62  .63      5.92        2.01        --

1992     14.86    .35       .92     1.27    (.31)      --     (.31)  15.82   8.69   667,118 .55      5.18         .13        --

1993     15.82    .38      1.28     1.66    (.34)      --     (.34)  17.14  10.54 1,589,634 .51      4.47        4.80        --

1994     17.14    .95     (2.94)   (1.99)   (.62)    (.11)    (.73)  14.42 (11.56)1,155,110 .52      5.58       11.74        --

1995     14.42    .84      3.54     4.38    (.90)      --     (.90)  17.90  31.35 1,423,446 .50      5.14       13.27        --

1996     17.90    .91       .29     1.20    (.92)      --     (.92)  18.18   7.07 1,202,290 .50      4.20       29.69      .0252

1997     18.18    .90      3.54     4.44    (.96)   (1.33)   (2.29)  20.33  26.76 1,129,904 .50      3.91       17.00
                                                                                                                           .0154

Growth and Income Fund

19892    10.00    .13       .16      .29     --        --      --    10.29   2.90    17,850 --7      3.78       59.34        --

1990     10.29    .20      (.44)    (.24)   (.08)      --     (.08)   9.97  (2.35)   53,902 .67      3.46       45.08        --

1991      9.97    .12      2.22     2.34    (.20)      --     (.20   12.11  23.63   117,944 .67      2.09       40.43        --

1992     12.11    .08       .72      .80    (.12)      --     (.12)  12.79   6.73   231,659 .62      1.44       25.22        --

1993     12.79    .09      1.22     1.31    (.11)      --     (.11)  13.99  10.32   371,484 .58      1.00       41.56        --

1994     13.99    .19      (.47)    (.28)   (.09)    (.20)    (.29)  13.42  (3.41)  517,877 .54      1.81       99.21        --

1995     13.42    .41      3.92     4.33    (.20)    (.41)    (.61   17.14  32.83   889,487 .52      3.30      116.54        --

1996     17.14    .62      1.64     2.26    (.41)   (1.44)   (1.85)  17.55  14.19 1,077,989 .50      4.06       23.01
                                                                                                                           .0407
1997     17.55    .67      4.05     4.72    (.64)    (.62)   (1.26)  21.01  27.74 1,338,476 .49      3.53       36.71
                                                                                                                           .0413
Income Securities Fund

19892    10.00    .28       .62      .90     --       --       --    10.90   9.00    16,369 --7      8.63        2.54        --

1990     10.90    .82     (1.62)    (.80)   (.21)     --      (.21)   9.89  (7.42)   30,054 .67     10.39        5.53        --

1991      9.89    .77      3.06     3.83    (.90)     --      (.90)  12.82  39.93    61,266 .67      8.91       29.65        --

1992     12.82    .40      1.26     1.66    (.59)    (.24)    (.83)  13.65  13.20   182,993 .67      7.44       12.59        --

1993     13.65    .33      2.18     2.51    (.31)    (.05)    (.36)  15.80  18.59   737,942 .56      6.66       10.12        --

1994     15.80    .82     (1.80)    (.98)   (.44)    (.07)    (.51)  14.31  (6.27)1,000,002 .54      7.27       13.33        --

1995     14.31   1.16      1.96     3.12    (.89)    (.07)    (.96)  16.47  22.40 1,266,538 .51      8.05       33.14        --

1996     16.47   1.32       .44     1.76    (.87)    (.15)   (1.02)  17.21  11.28 1,350,659 .50      7.96       15.28
                                                                                                                           .0519
1997     17.21   1.40      1.38     2.78   (1.33)    (.29)   (1.62)  18.37  17.09 1,406,787 .50      7.53       14.68
                                                                                                                           .0506

Money Market Fund

19892    $1.00   $.07     $ --     $ .07  $ (.07)  $  --    $ (.07) $ 1.00   7.51% $13,731  --7      7.18%       --%        --

1990      1.00    .07       --       .07    (.07)     --      (.07)   1.00   7.62   66,524  .65      7.39        --         --

1991      1.00    .05       --       .05    (.05)     --      (.05)   1.00   5.48   68,060  .67      5.43        --         --

1992      1.00    .03       --       .03    (.03)     --      (.03)   1.00   3.06   86,907  .69      2.99        --         --

1993      1.00    .03       --       .03    (.03)     --      (.03)   1.00   2.54  131,534  .66      2.53        --         --

1994      1.00    .04       --       .04    (.04)     --      (.04)   1.00   3.82  518,618  .467     4.05        --         --

1995      1.00    .06       --       .06    (.06)     --      (.06)   1.00   5.74  429,547  .407     5.58        --         --

1996      1.00    .05       --       .05    (.05)     --      (.05)   1.00   5.16  408,930  .437     5.04        --         --

1997      1.00    .05       --       .05    (.05)     --      (.05)   1.00   5.24  367,449  .457     5.11        --         --

Mutual Shares Securities Fund

19969    10.00    .02      .33       .35     --       --       --    10.35   3.50   27,677 1.00*     2.56*     1.31       .0410

1997     10.35    .13     1.71      1.84    (.01)     --      (.01)  12.18  17.73  387,787  .80      2.10     49.01       .0397

Mutual Discovery Securities Fund

19969    10.00    .02      .19       .21     --       --       --    10.21   2.10   15,418 1.37*     2.11*      .14       .0300

1997     10.21    .13     1.84      1.97    (.01)     --      (.01)  12.17  19.25  198,653 1.06      1.19     55.93       .0219

Real Estate Securities Fund

19892    10.00    .25      .23       .48     --       --       --    10.48   4.80     808   --7      6.32     13.24         --

1990     10.48    .48    (1.72)    (1.24)   (.15)     --      (.15)   9.09 (11.98)  1,963   .72      7.66       --          --

1991      9.09    .34     2.67      3.01    (.45)     --      (.45)  11.65  33.47   4,810   .74      6.05      7.95         --

1992     11.65    .14     1.24      1.38    (.24)     --      (.24)  12.79  12.12  14,859   .69      4.50      2.76         --

1993     12.79    .09     2.33      2.42    (.17)     --      (.17)  15.04  19.01  92,678   .67      4.05      5.84         --

1994     15.04    .38      .06       .44    (.17)     --      (.17)  15.31   2.89 195,697   .62      4.00     11.73         --

1995     15.31    .78     1.83      2.61    (.52)     --      (.52)  17.40  17.53 213,473   .59      4.74     22.15         --

1996     17.40    .79     4.74      5.53    (.78)     --      (.78)  22.15  32.82 322,721   .57      4.80     10.32       .0519

1997     22.15    .72     3.72      4.44    (.67)   (.32)     (.99)  25.60  20.70 440,554   .54      3.59     11.62       .0550



                    PER SHARE OPERATING PERFORMANCE
               (for a share outstanding throughout the period)                         RATIOS/SUPPLEMENTAL DATA

                                                                                                     Ratio
                          Net      Total   Distri-                                  Net     Ratio of of net
        Net               realized from    butions  Distri-          Net            assets, expenses invest-
        asset     Net     & unrea- invest- from net butions          asset          end of  to ave-  ment
Period  value,    invest- lized    ment    invest-  from net Total   value          period  rage     income to  Portfolio Average
ended   beginning ment    gain     opera-  ment     realized distri- end of Total   (in     net      average    turnover  commission
Dec. 31 of period income  (loss)   tions   income   gains    butions period return+ 000's)  assets   net assets rate      rate***



Rising Dividends Fund

19923    10.00    .06       .92      .98     --        --       --    10.98  9.80    97,687  .677*    2.11*       5.22       --

1993     10.98    .14      (.52)    (.38)   (.03)      --      (.03)  10.57 (3.48)  299,730  .79      2.31       13.58       --

1994     10.57    .26      (.69)    (.43)   (.17)      --      (.17)   9.97 (4.08)  309,929  .80      2.71       24.07       --

1995     9.97     .27      2.66     2.93    (.24)      --      (.24)  12.66 29.74   463,253  .78      2.72       18.72       --

1996     12.66    .25      2.77     3.02    (.28)      --      (.28)  15.40 24.18   597,424  .76      1.96       27.97    .0505

1997     15.40    .22      4.77     4.99    (.26)    (.45)     (.71   19.68 33.03   780,298  .74      1.24       37.04    .0516

Small Cap Fund

19954    10.00    .03       .21      .24      --       --       --    10.24  2.30    13,301  .90*     2.70*      16.04       --

1996     10.24    .02      2.95     2.97    (.01)      --      (.01)  13.20 28.95   170,969  .77       .63       63.72    .0518

1997     13.20    .01      2.24     2.25    (.03)    (.37)     (.40)  15.05 17.42   313,462  .77       .06       64.07    .0482

Templeton Developing Markets Equity Fund

19945    10.00    .07      (.51)    (.44)     --       --       --     9.56 (4.40)   98,189  1.53*    1.85*       1.15       --

1995     9.56     .09       .18      .27    (.04)    (.01)     (.05)   9.78  2.77   158,084  1.41     2.01       19.96       --

1996     9.78     .12      1.97     2.09    (.10)    (.18)     (.28)  11.59 21.59   272,098  1.49     1.68       12.42    .0025

1997     11.59    .18     (1.10)    (.92)   (.15)    (.23)     (.38)  10.29 (8.72)  279,680  1.42     1.57       20.59    .0016

Templeton Global Asset Allocation Fund

19956    10.00    .18       .52      .70    (.18)      --      (.18)  10.52  7.01    14,729   .90*    3.84*      30.00       --

1996     10.52    .34      1.75     2.09    (.01)    (.01)     (.02)  12.59 19.84    56,274   .86     4.21       52.35    .0028

1997     12.59    .42      1.04     1.46    (.26)    (.07)     (.33)  13.72 11.71    93,402   .94     4.22       61.93    .0008

Templeton Global Growth Fund

19945    10.15    .07       .26      .33      --       --       --    10.48  3.25   158,856  1.14*    2.49*       7.14       --

1995     10.48    .16      1.17     1.33    (.06)      --      (.06)  11.75 12.72   338,755   .97     2.46       30.92       --

1996     11.75    .25      2.22     2.47    (.21)    (.21)     (.42)  13.80 21.28   579,877   .93     2.20       12.32    .0096

1997     13.80    .33      1.53     1.86    (.24)    (.08)     (.32)  15.34 13.50   758,445   .88     2.49       24.81    .0018

Templeton International Equity Fund

19923    $10.00  $.14     $(.38)  $ (.24)   $ --     $ --     $ --   $ 9.76 (2.40)% $13,662  1.77%*   3.91%*     21.78%      --

19938    9.76     .18      2.60     2.78    (.04)      --      (.04)  12.50 28.56   310,146  1.12     1.58       29.50       --

1994     12.50    .19      (.07)     .12    (.04)    (.07)     (.11)  12.51   .87   785,124   .99     2.17       12.22       --

1995     12.51    .37       .94     1.31    (.22)    (.28)     (.50)  13.32 10.59   850,117   .92     2.87       16.42       --

1996     13.32    .40      2.58     2.98    (.38)    (.47)     (.85)  15.45 22.98 1,108,099   .89     3.07       27.52    .0140

1997     15.45    .30      1.51     1.81    (.45)    (.69)    (1.14)  16.12 11.69 1,161,430   .89     3.01       26.96    .0022
Templeton International Smaller Companies Fund

19961    10.00    .10      1.15     1.25     --        --       --    11.25 12.50    16,255   1.16*   2.51*       --      .0031

1997     11.25    .23      (.39)    (.16)   (.07)      --     (.07)   11.02 (1.50)   32,201   1.06    2.74       21.38    .0004

Templeton Pacific Growth Fund

19923    10.00    --       (.12)    (.12)    --        --       --     9.88 (1.20)    5,788    1.317*  --         8.41       --

1993     9.88     .05      4.68     4.73     --        --       --    14.61 47.87   215,882  1.14     1.29       12.36       --

1994     14.61    .22     (1.50)   (1.28)   (.03)    (.06)    (.09)   13.24 (8.79)  375,832  1.07     2.04        4.29       --

1995     13.24    .33       .71     1.04    (.26)    (.11)    (.37)   13.91  7.97   331,936  1.01     2.08       36.06       --

1996     13.91    .21      1.34     1.56    (.44)    (.26)    (.70)   14.76 11.10   356,759  .99      1.51       12.85    .0092

1997     14.76    .29     (5.49)   (5.20)   (.28)      --     (.28)    9.28(35.95)  165,404  1.03     1.97       11.87    .0070



*Annualized.
**Represents the average broker commission rate per share paid by the Fund in connection with the execution of the Fund's portfolio transactions in equity securities. Prior to December 31, 1996, disclosure of average commission rate was not required.
+Total return measures the change in value of an investment over the periods indicated. It assumes reinvestment of dividends and capital gains, if any, at net asset value and is not annualized.
1For the period May 1, 1996 (effective date) to December 31, 1996.
2For the period January 24, 1989 (effective date) to December 31, 1989.
3For the period January 27, 1992 (effective date) to December 31, 1992.
4For the period November 1, 1995 (effective date) to December 31, 1995.
5For the period March 15, 1994 (effective date) to December 31, 1994.
6For the period April 19, 1995 (seed date) to December 31, 1995.
7During the periods indicated below, the investment manager agreed in advance to waive a portion of its management fees and made payments of other expenses incurred by the Funds in the Trust. Had such action not been taken, ratios of expenses to average net assets would have been as follows:

                              Fiscal      Ratio of Expenses to
Fund Name                     Year        Average Net Assets

Money Market Fund             19892             .95%
                              1994              .54
                              1995              .53
                              1996              .53
                              1997              .53





                              Fiscal      Ratio of Expenses to
Fund Name                     Year        Average Net Assets

Growth and Income Fund        19892               1.01

Templeton Global Income
Securities Fund               19892               1.06

Income Securities Fund        19892               1.01

Templeton Pacific
Growth Fund                   19923               2.57*

Real Estate Securities
Fund                          19892               1.24

Rising Dividends Fund         19923                .76*

Global Utility Securities
Fund (formerly Utility
Equity Fund                   19892               1.01

8Per share amounts have been calculated using the average shares outstanding during the period.
9For the period November 8, 1996 (effective date) to December 31, 1996.

INTRODUCTION

Franklin Valuemark Funds (the "Trust") is an open-end management investment company, or mutual fund, organized as a Massachusetts business trust on April 26, 1988 and registered with the Securities and Exchange Commission ("SEC"). The Trust currently consists of twenty-five separate investment portfolios or funds (each a "Portfolio" or "Portfolios"), each of which is, in effect, a separate mutual fund. The Trust issues a separate series of shares of beneficial interest for each Portfolio. An investor, by investing in a Portfolio, becomes entitled to a pro rata share of all dividends and distributions arising from the net income and capital gains on the investments of that Portfolio. Likewise, an investor shares pro rata in any losses on the investments of that Portfolio.

Shares of the Trust are currently sold only to separate accounts (the "Variable Accounts") of Allianz Life Insurance Company of North America, or its wholly owned subsidiary Preferred Life Insurance Company of New York, or their affiliates ("Insurance Companies"), to fund the benefits under variable life insurance policies and variable annuity contracts (collectively the "Contracts") issued by the Insurance Companies. The Variable Accounts are divided into sub-accounts (the "Contract Sub-Accounts"), each of which will invest in one of the Portfolios, as directed by the owners of the Contracts (collectively the "Contract Owners"). Some of the current Portfolios in the Trust may not be available in connection with a particular Contract or in a particular state. Contract Owners should consult the accompanying prospectus describing the specific Contract or the appropriate Insurance Company for information on available Funds and any applicable limitations with respect to their investment options.

SEVENTEEN OF THE TWENTY-FIVE PORTFOLIOS ARE CURRENTLY AVAILABLE UNDER THE INDIVIDUAL IMMEDIATE VARIABLE ANNUITY CONTRACTS DESCRIBED IN THE PROSPECTUS ACCOMPANYING THIS TRUST PROSPECTUS.

GENERAL INVESTMENT CONSIDERATIONS

Each Portfolio has one or more investment objectives and related investment policies and uses various investment strategies to pursue these objectives. There can be no assurance that any Portfolio will achieve its investment objective. The investment objectives of each Portfolio are "fundamental policies" which means they may not be changed without shareholder approval. Certain investment restrictions described here or in the statement of additional information ("SAI") may also be identified as "fundamental." The investment strategies, policies, and restrictions designed to realize the stated objectives, however, are typically not fundamental and may be changed without shareholder approval.

Investors should not consider any one Portfolio alone to be a complete investment program and should evaluate each Portfolio in relation to their personal financial situation, goals, and tolerance for risk. All of the Portfolios are subject to the risk of changing economic conditions, as well as the risk related to the ability of the Managers to make changes in the securities composition of the Portfolio in anticipation of changes in economic, business, and financial conditions. As with any security, a risk of loss of all or a portion of the principal amount invested accompanies an investment in the shares of any of the Portfolios.

The different types of securities and investment techniques used by each Portfolio all have attendant risks of varying degrees and are described in the pages that follow. As an overview, investors should bear in mind with respect to equity securities, there can be no assurance of capital appreciation and there is a substantial risk of decline. With respect to debt obligations, there exists the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument or at all. In addition, the value of debt obligations generally rises and falls inversely with prevailing current interest rates. Increased rates of interest which frequently accompany higher inflation and/or a growing economy are likely to have a negative effect on the value of shares of Portfolios which invest in debt obligations. In addition to the factors which affect the value of individual securities, a Contract Owner may anticipate that the value of the shares of a Portfolio will fluctuate with movements in the broader equity and bond markets as well. A decline in the stock market of any country in which a Portfolio is invested or changes in currency valuations may also affect the price of shares of a Portfolio. History reflects both increases and decreases in interest rates, worldwide stock markets, and currency valuations, and these may reoccur.

While only a few of the Portfolios elect to "concentrate," that is, invest more than 25% of their total assets in specialized industry sectors, many of the Portfolios do nonetheless, from time to time, invest significantly in certain industries. Of course, these Portfolios are still diversified for federal securities and tax law purposes and so will be issuer-diversified within each industry. To the extent a Portfolio is less broadly diversified across industries, the value of its securities can be more affected by adverse developments or volatility in that industry sector. For example, the technology sector as a whole has historically been volatile, and issues from this sector tend to be subject to abrupt or erratic price movements.

As stated in the descriptions of the individual Portfolios below, an investment in certain of the Portfolios involves special additional risks as a result of their ability to invest a substantial portion of their assets in high yield, high risk, lower rated debt obligations ("junk bonds"), foreign investments including those of "developing markets" issuers located in emerging nations generally as defined by the World Bank, derivative instruments or complex securities, or to concentrate in specialized industry sectors. These and other types of investments and investment methods common to more than one Portfolio are described in greater detail, including the risks of each, in "Highlighted Risk Considerations," "Investment Methods and Risks," and the SAI.

All policies and percentage limitations are considered at the time of purchase and refer to total assets, unless otherwise specified. Each of the Portfolios will not necessarily use the strategies described to the full extent permitted unless the Managers believe that doing so will help a Portfolio reach its objectives, and not all instruments or strategies will be used at all times. In the event of a corporate restructuring or bankruptcy reorganization of an issuer whose securities are owned by a Portfolio, the Portfolio may receive securities different from those originally purchased, e.g., common stock that is not dividend paying, bonds with a lower coupon or more junior status, convertible securities or even conceivably real estate. The Portfolio is not obligated to sell such securities immediately, if the Manager believes, based on its own analysis, that the longer term outlook is favorable and there is the potential for a higher total return by holding such investments.

PORTFOLIO INVESTMENT OBJECTIVES AND POLICIES

PORTFOLIO SEEKING STABILITY
OF PRINCIPAL AND INCOME
MONEY MARKET FUND

The investment objective of the Money Market Fund is to obtain as high a level of current income (in the context of the type of investments available to the Portfolio) as is consistent with capital preservation and liquidity. The Portfolio will seek to maintain a $1.00 per share net asset value, but there is no guarantee that it will be successful in doing so.

The Portfolio follows certain procedures required by federal securities laws with respect to the quality, maturity and diversification of its investments. These procedures are designed to help maintain a stable $1.00 share price. The Portfolio limits its investments to U.S. dollar denominated instruments which the Board of Trustees determines present minimal credit risks and which are, as required by federal securities laws, rated in one of the two highest rating categories as determined by nationally recognized statistical rating organizations ("NRSROs"), or which if unrated are of comparable quality, with remaining maturities of 397 calendar days or less ("Eligible Securities"). Because the Portfolio will limit its investments to high quality securities, it will experience generally lower yields than if the Portfolio purchased securities of lower quality and correspondingly greater risk.

Eligible Securities include the following:

1. securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities ("U.S. Government Securities");

2. obligations issued or guaranteed by U.S. banks with assets of at least one billion dollars, foreign branches of U.S. banks ("Eurodollar Investments"), U.S. branches of foreign banks ("Yankee Dollar Investments"), and foreign branches of foreign banks (including certificates of deposit, bank notes, loan participation interests, commercial paper, unsecured promissory notes, time deposits, and bankers' acceptances), provided that where the obligation is issued by a branch, the parent bank has more than five billion dollars in total assets at the time of purchase ("Bank Obligations");

3. commercial paper (unsecured promissory notes including variable amount master demand notes) issued by domestic or foreign issuers;

4. other short-term obligations issued or guaranteed by U.S. corporations, or obligations issued by foreign entities ("Corporate Obligations");

5. taxable municipal securities, the interest on which is not exempt from federal income tax, issued by or on behalf of states, territories, and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies, and instrumentalities, up to 10% of the Portfolio's assets;

6. unrated notes, paper, obligations or other instruments that the Manager determines to be of comparable high quality; and

7. repurchase agreements with respect to any of the foregoing obligations.

U.S. Government Securities, Bank and Corporate Obligations may have fixed, floating, or variable interest rates. NRSROs include Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, Inc., Duff and Phelps, Inc., IBCA Limited and its affiliate IBCA Inc., and Thompson BankWatch. See the Appendix for an explanation of ratings by S&P and Moody's.

PORTFOLIO MATURITY. All instruments in which the Portfolio invests will mature within 397 calendar days or less of the time that they are acquired. The average maturity of the Portfolio's securities based on their dollar value will not exceed 90 days at the time of each investment. If the disposition of a portfolio security results in a dollar-weighted average portfolio maturity in excess of 90 days, the Portfolio will invest its available cash in such manner as to reduce its dollar-weighted average portfolio maturity to 90 days or less as soon as is reasonably practicable.

FOREIGN INVESTMENTS. The Portfolio may invest up to 25% of its assets in obligations of foreign branches of U.S. or foreign banks. The Portfolio's investments in foreign obligations, although always dollar denominated, involve risks related to market volatility, economic, social, and political uncertainty, that are different from investments in similar obligations of domestic entities. INVESTMENTS IN FOREIGN SECURITIES, PARTICULARLY IN DEVELOPING MARKETS, INVOLVES SPECIAL AND ADDITIONAL RISKS. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS" and the SAI.

OTHER INVESTMENT POLICIES. Investments in obligations of U.S. branches of foreign banks, which are considered domestic banks, may only be made if such branches have a federal or state charter to do business in the U.S. and are subject to U.S. regulatory authorities. The Portfolio may invest up to 10% of its assets in time deposits with maturities in excess of seven calendar days. (Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.)

The Portfolio will not invest more than 5% of its assets in Eligible Securities of a single issuer, other than U.S. Government Securities, rated in the highest category by the requisite number of rating agencies, except that the Portfolio may exceed that limit as permitted by SEC rules for a period of up to three business days; and the Portfolio will not invest (a) the greater of 1% of the Portfolio's assets or $1 million in Eligible Securities issued by a single issuer rated in the second highest category, or (b) more than 5% of its assets in Eligible Securities of all issuers rated in the second highest category.

Under the policies discussed in "Investment Methods and Risks" and in the SAI, the Portfolio may acquire U.S. Government Securities on a when-issued or delayed delivery basis, lend portfolio securities, enter into repurchase agreements, and engage in other activities specifically identified for this Portfolio.

PORTFOLIOS SEEKING GROWTH AND INCOME

GLOBAL UTILITIES SECURITIES FUND

EFFECTIVE MAY 1, 1998, THE PORTFOLIO'S NAME CHANGED FROM "UTILITY EQUITY FUND" TO "GLOBAL UTILITIES SECURITIES FUND," AND THE PORTFOLIO BECAME AUTHORIZED TO INVEST WITHOUT LIMIT IN FOREIGN SECURITIES. THE PORTFOLIO'S INVESTMENT OBJECTIVES AND OTHER POLICIES AND RESTRICTIONS DID NOT CHANGE. WHEN REVIEWING THEIR INVESTMENTS OR CONSIDERING NEW PURCHASES OR TRANSFERS TO THE PORTFOLIO, CONTRACT OWNERS MAY WISH TO TAKE THESE CHANGES INTO ACCOUNT AND TO CONSULT WITH THEIR INVESTMENT REPRESENTATIVES.

The investment objectives of the Global Utilities Securities Fund are to seek both capital appreciation and current income. The Portfolio pursues its objective by concentrating its investments in the securities of public utilities companies of any nation.

PORTFOLIO INVESTMENTS. The Portfolio pursues its objectives by investing, under normal conditions, at least 65% of the Portfolio's assets in securities of issuers engaged in the public utilities industry. The public utilities industry includes companies which are, in the Manager's opinion, engaged in the ownership or operation or manufacture of facilities, equipment or components used to generate, transmit or distribute electricity, telephone communications, cable and internet services, wireless telecommunications, gas or water. The Portfolio will normally invest in common stocks which are expected to yield dividends.

The Portfolio may invest in stocks and debt obligations of companies of any nation, developed or developing. The Portfolio will normally invest at least 65% of its assets in issuers domiciled in at least three different countries, one of which may be the U.S. Under normal circumstances, the Portfolio is expected to invest a higher percentage of its assets in U.S. securities than in the securities of issuers located in any other single country. The Portfolio's Manager believes that a global utilities portfolio may benefit from a wider selection of investment opportunities and greater diversification than a portfolio which invests primarily in securities of domestic utility companies.

The Portfolio will typically invest predominantly in equity securities issued by large-capitalization or mid-capitalization companies, which have market capitalizations of $1 billion or more. It may also invest a substantial portion of its assets in smaller capitalization companies, which may be subject to different and greater risks. See "Small Cap Investments" below.

RISKS OF FOREIGN INVESTING. Foreign securities involve greater risks than similar domestic securities due to currency fluctuations, market volatility, and economic, social, and political uncertainty. Investments in foreign developing markets involve heightened risks related to the smaller size and lesser liquidity of these markets. However, as a non-fundamental policy, the Portfolio will limit its investments in securities of Russian issuers to 5% of assets. INVESTMENTS IN FOREIGN SECURITIES, PARTICULARLY IN DEVELOPING MARKETS, INVOLVE SPECIAL AND ADDITIONAL RISKS WHICH ARE DISCUSSED IN THE PROSPECTUS UNDER "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN SECURITIES" and the SAI.

RISKS ASSOCIATED WITH UTILITIES INVESTMENTS. Utility companies in the U.S. and in foreign countries have generally been subject to substantial government regulation. Major changes in government policies, ranging from increased regulation or expropriation to deregulation, privatization or increased competition, may dramatically increase or reduce opportunities for companies in these industries. For example, while certain companies may develop more profitable opportunities, others may be forced to defend their core businesses and may be less profitable.

Electric utility companies have historically been subject to price regulation, risks associated with increases in fuel and other operating costs, difficulty in obtaining natural gas for resale, declines in the prices of alternative fuels, high interest costs on borrowings or reduced ability to borrow particularly during inflationary periods, costs associated with compliance with environmental, nuclear facility and other safety regulations and changes in the regulatory climate, and general effects of energy conservation. Increased scrutiny of electric utilities might result in higher costs and higher capital expenditures, with the risk that regulators may disallow inclusion of these costs in rate authorizations. Alternatively, increased competition in some areas, while permitting many companies to expand, may reduce or limit the prices the utility companies can charge. Gas transmission and distribution companies continue to undergo significant changes as well. Many companies have diversified into oil and gas exploration and development, making returns more sensitive to energy prices. The water supply industry is highly fragmented due to local ownership. Generally, these companies are more mature and expect little or no per capita volume growth.

Increasing competition due to past regulatory changes in the telephone communications industry continues and, whereas certain companies have benefited, many companies may be adversely affected in the future. The cable television industry is regulated in most countries and, although such companies typically have a local monopoly, emerging technologies and pro-competitive legislation are combining to threaten these monopolies and could change the future outlook. The wireless telecommunications and internet service industries and certain equipment and component manufacturing businesses, may be in early developmental stages and predominantly characterized by emerging, rapidly growing companies, or be subject to risks related to rapidly changing technology.

Finally, many utility stocks may be particularly sensitive to interest rate movements because investors may value such stocks based upon their yields rather than their potential growth. Accordingly, these stocks may behave like bonds, rising in value during periods of falling interest rates and falling in value during periods of rising interest rates. Utility stocks may also, however, be affected by factors which affect equity securities generally.

INDUSTRY CONCENTRATION RISK. Because the Portfolio concentrates its investments in a limited group of related industries, it may be more susceptible to adverse developments in those industries and thus present greater risk than a portfolio with greater industry diversification.

SMALL CAP INVESTMENTS. Smaller or relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their growth prospects are less certain then those of larger, more established companies. For example, smaller companies may have limited financial resources, product lines or market share; they may lack depth of management; or they may not find an established market for their products or services. In addition, the prices of smaller company stocks may, to a degree, fluctuate independently from larger company stocks. SEE "INVESTMENT METHODS AND RISKS, SMALL CAP ISSUERS" and the SAI for more information.

OTHER INVESTMENT POLICIES. The Portfolio may invest up to 5% of its assets in debt obligations, including convertible bonds issued by public utility issuers, regardless of their ratings, which means the assets of the Portfolio may be invested in securities rated Ba or lower by Moody's or BB or lower by S&P, or unrated securities determined by the Manager to be of comparable quality. SEE "HIGHLIGHTED RISK CONSIDERATIONS, LOWER RATED DEBT OBLIGATIONS," "INVESTMENT METHODS AND RISKS, DEBT OBLIGATIONS," AND THE APPENDIX. The Portfolio currently intends to invest no more than 5% of its assets in preferred stocks or convertible preferred stocks issued by public utility issuers. Subject to these limits, the Portfolio may invest up to 5% of its assets in enhanced convertible securities. Under the policies discussed in "INVESTMENT METHODS AND RISKS," "HIGHLIGHTED RISK CONSIDERATIONS," and in the SAI, the Portfolio may also write covered call options, loan its portfolio securities, enter into repurchase transactions, and engage in other activities specifically identified for this Portfolio.

GROWTH AND INCOME FUND

The principal investment objective of the Growth and Income Fund is capital appreciation. The Portfolio's secondary objective is to provide current income return.

PORTFOLIO INVESTMENTS. The Portfolio pursues capital appreciation by investing in securities the Manager believes have the potential to increase in value. The Portfolio will normally invest in the U.S. stock market by investing in a broadly diversified portfolio of common stocks which may be traded on a securities exchange or over-the-counter. Stocks and other equity securities representing ownership interests in corporations, have historically outperformed other asset classes over the long term but tend to fluctuate more dramatically over the short term.

The Portfolio seeks current income through the receipt of dividends or interest from its investments, and the payment of dividends may therefore be a consideration in purchasing debt obligations or securities for the Portfolio. In pursuing its secondary objective of current income, the Portfolio may also purchase convertible securities, including bonds or preferred stocks, enhanced convertible securities, debt obligations, and Money Market Instruments.

SELECTION OF PORTFOLIO INVESTMENTS. The investment strategy of the Portfolio is to generally invest in undervalued issues believed to have attractive long-term growth prospects. The Portfolio's Manager uses relative yield analysis to target companies that have current relative yields near the upper end of their historical ranges. In doing so, the Manager hopes to identify undervalued stocks, in pursuit of the Portfolio's primary objective of capital appreciation. Relative yield, as used here, is a company's stock yield divided by the market yield (as defined by the S&P 500). In implementing the Portfolio's relative yield strategy, the Portfolio generally restricts its investment to stocks which, in the opinion of the Manager, yield at least 100% of the yield of the S&P 500, thereby enabling the Manager to pursue its secondary objective, namely current income. In addition to relative yield analysis, the Portfolio employs other valuation methods including, but not limited to, quantitative and fundamental analysis. This strategy generally results in the Portfolio investing predominantly in mid- and larger capitalization issuers.

FOREIGN INVESTMENTS. Although the Portfolio reserves the right to invest up to 30% of its assets in foreign securities not publicly traded in the U.S., the Portfolio's current investment strategy is to limit such investments to no more than 20% of the Portfolio's assets, including ADRs. The Portfolio's investments in foreign securities involve risks related to currency fluctuations, market volatility, and economic, social, and political uncertainty that are different from investing in similar obligations of domestic entities. Investments in foreign developing markets involve heightened risks related to the smaller size and lesser liquidity of these markets. INVESTMENTS IN FOREIGN SECURITIES, PARTICULARLY IN DEVELOPING MARKETS, INVOLVE SPECIAL AND ADDITIONAL RISKS. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS" and the SAI.

REITS. The Portfolio currently intends to invest no more than 15% of its assets in equity real estate investment trusts ("REITs"). REITs may provide an attractive alternative to direct investments in real estate, but are subject to risks related to the skill of their management, changes in value of the properties owned by the REITs, the quality of any credit extended by the REITs, and general economic and other factors. See "Real Estate Securities Fund" for more information.

OTHER INVESTMENT POLICIES. Although the Portfolio may invest in convertible securities, it currently does not intend to invest more than 10% of its assets in such securities which may carry special risks as described below. In addition, the Portfolio currently does not intend to invest more than 5% of its assets in debt obligations, including convertible debt obligations, rated Ba or lower by Moody's or BB or lower by S&P, or unrated securities determined by the Manager to be of comparable quality. Under the policies discussed in "HIGHLIGHTED RISK CONSIDERATIONS" "INVESTMENT METHODS AND RISKS" and in the SAI, the Portfolio may also write covered call and put options; purchase call and put options on securities and indices of securities, including "forward conversion" transactions; loan its portfolio securities; enter into repurchase transactions; and engage in other activities specifically identified for this Portfolio.

INCOME SECURITIES FUND

The investment objective of the Income Securities Fund is to maximize income while maintaining prospects for capital appreciation.

PORTFOLIO INVESTMENTS. The Portfolio will pursue its objective by investing in a diversified portfolio of domestic and foreign debt obligations, which may include lower rated obligations (commonly referred to as "junk bonds"), as well as equity securities, selected with particular consideration of current income production along with capital appreciation. The assets of the Portfolio may be held in cash or invested in securities traded on any national securities exchange, in Money Market Instruments, or in securities issued by a corporation, association or similar legal entity having gross assets valued at not less than $1 million as shown by its latest published annual report. Such investments may include zero coupon, deferred interest or pay-in-kind bonds, or preferred stocks. SEE "INVESTMENT METHODS AND RISKS." There are no restrictions as to the proportion of investments which may be made in any particular type of security and such determination is entirely within the Manager's discretion. As market conditions change, it is conceivable that all of the assets of the Portfolio might be invested in debt obligations or, conversely, in common stocks. As a fundamental policy, however, the Portfolio will not concentrate its investments in a single industry in excess of 25% of its assets.

Certain of the high yield obligations in which the Portfolio may invest may be purchased at a discount. Such investments, when held to maturity or retired, may include an element of gain (which may be treated as ordinary income or capital gain for tax purposes). Capital losses may be realized when obligations purchased at a premium are held to maturity or are called or redeemed at a price lower than their purchase price. Capital gains or losses also may be realized upon the sale of obligations.

CREDIT QUALITY. When purchasing debt obligations, the Portfolio may invest in obligations in any rating category (including obligations in the lowest rating categories) or unrated obligations, depending upon prevailing market and economic conditions. BECAUSE OF THE PORTFOLIO'S POLICY OF INVESTING IN HIGHER YIELDING, HIGHER RISK DEBT OBLIGATIONS, AN INVESTMENT IN THE PORTFOLIO IS ACCOMPANIED BY A HIGHER DEGREE OF RISK THAN IS PRESENT WITH AN INVESTMENT IN HIGHER RATED, LOWER YIELDING OBLIGATIONS. ACCORDINGLY, INVESTORS CONSIDERING THE PORTFOLIO SHOULD EVALUATE THEIR OVERALL INVESTMENT GOALS AND TOLERANCE FOR RISK.

Currently, however, the Portfolio intends generally to invest in securities that are rated at least Caa by Moody's or CCC by S&P, or, if unrated, comparable obligations in the view of the Manager, except for defaulted securities discussed below. The lower rated obligations in which the Portfolio may invest are considered by S&P and Moody's, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and therefore entail special risks. SEE "HIGHLIGHTED RISK CONSIDERATIONS, LOWER RATED DEBT OBLIGATIONS," "INVESTMENT METHODS AND RISKS," the SAI for additional information, the Appendix for a discussion of the rating categories, and the "Asset Composition Table" for information about the ratings of the debt obligations in the Portfolio during 1997.

These ratings, which represent the opinions of the rating services, do not reflect the risk of market fluctuations nor are they absolute credit standards. Ratings will be considered but will not be a determining or limiting factor. Rather than relying principally on the ratings assigned by rating services, the Manager conducts its own investment analysis.

In the event the rating on an issue held in the Portfolio is changed by the rating service or the obligation goes into default, such event will be considered by the Manager in its evaluation of the overall investment merits of that security but will not necessarily result in an automatic sale of the security.

Because a substantial portion of this Portfolio's investments at any particular time may consist of lower rated debt obligations, individual developments affecting each issuer, among other things, will likely have an increased effect on the market value of the Portfolio's holdings and thus the value of the Portfolio's shares.

DEFAULTED DEBT OBLIGATIONS. The Portfolio may invest up to 5% of its assets in defaulted debt obligations which may be considered speculative.

FOREIGN INVESTMENTS. The Portfolio may invest up to 25% of its assets in foreign securities, including those of developing markets issuers. The Portfolio may also invest in sponsored or unsponsored Depositary Receipts. The Portfolio's investments in foreign securities involve risks related to currency fluctuations, market volatility, and economic, social, and political uncertainty that are different from investments in similar obligations of domestic entities. Investments in foreign developing markets involve heightened risks related to the smaller size and lesser liquidity of these markets. INVESTMENTS IN FOREIGN SECURITIES, PARTICULARLY IN DEVELOPING MARKETS, INVOLVE SPECIAL AND ADDITIONAL RISKS. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS" and the SAI.

OTHER INVESTMENT POLICIES. The Portfolio currently intends to invest no more than 5% of its assets in loan participations and other related direct or indirect bank obligations and up to 5% of its assets in trade claims, both of which carry a high degree of risk; and currently intends to invest no more than 5% of its assets in enhanced convertible securities. Under the policies discussed in "INVESTMENT METHODS AND RISKS," "HIGHLIGHTED RISK CONSIDERATIONS," and in the SAI, the Portfolio may also loan its portfolio securities; enter into repurchase transactions; purchase debt obligations on a "when-issued" or "delayed-delivery" basis; write covered call options on securities; and engage in other activities specifically identified for this Portfolio.

MUTUAL SHARES SECURITIES FUND

The principal investment objective of the Mutual Shares Securities Fund is capital appreciation, with income as a secondary objective.

PORTFOLIO INVESTMENTS. Under normal market conditions, the Portfolio invests primarily in domestic equity securities, including common and preferred stocks and securities convertible into common stocks, as well as debt obligations of any quality. Debt obligations may include securities or indebtedness issued by corporations or governments in any form, including notes, bonds, or debentures, as well as distressed mortgage obligations and other debt secured by real property. The Manager has no pre-set limits as to the percentages which may be invested in equity securities, debt securities or Money Market Instruments. The Portfolio may invest in securities from any size issuer, including smaller capitalization companies, which may be subject to different and greater risks. SEE "INVESTMENT METHODS AND RISKS, SMALL CAPITALIZATION ISSUERS." It will tend to invest, however, in securities of issuers with market capitalizations in excess of $500 million. It may invest in securities that are traded on U.S. or foreign exchanges, NASDAQ national market or in the over-the-counter market. It may invest in any industry sector, although it will not concentrate in any one industry. From time to time, the Portfolio may hold significant cash positions, consistent with its policy on temporary investments, until suitable investment opportunities are available.

The Portfolio also seeks to invest in securities of companies involved in mergers, consolidations, liquidations and reorganizations or as to which there exist tender or exchange offers, and may participate in such transactions. The Portfolio does not presently anticipate investing more than 50% of its assets in such investments, but is not restricted to that amount. There can be no assurance that any such transaction proposed at the time of the Portfolio's investment will be consummated or will be consummated on the terms and within the time period contemplated. The Portfolio may also invest in other forms of secured or unsecured indebtedness or participations ("Indebtedness"), including without limitation, loan participations and trade claims, of debtor companies involved in reorganization or financial restructuring, some of which may have very long maturities. Some of the Indebtedness is illiquid.

SELECTION OF PORTFOLIO INVESTMENTS. The Portfolio's general policy is to invest in securities which, in the opinion of the Manager, are available at prices less than their intrinsic values. The Manager's opinions are based upon analysis and research, taking into account, among other factors, the relationship of book value to market value of the securities, cash flow, and multiples of earnings of comparable securities. These factors are not applied formulaically, as the Manager examines each security separately; the Manager has no general criteria as to asset size, earnings or industry type which would make a security unsuitable for purchase by the Portfolio.

The Portfolio purchases securities for investment purposes and not for the purpose of influencing or controlling management of the issuer. However, in certain circumstances when the Manager perceives that the Portfolio may benefit, the Manager may itself seek to influence or control management or may cause the Portfolio to invest in other entities that purchase securities for the purpose of influencing or controlling management, such as investing in a potential takeover or leveraged buyout or investing in other entities engaged in such practices.

CREDIT QUALITY. Debt obligations (including Indebtedness) in which the Portfolio invests may be rated or unrated and, if rated, ratings may range from the very highest to the very lowest categories (currently C for Moody's and D for S&P). Medium and lower-rated debt obligations are commonly referred to as "junk bonds." In general, it will invest in these instruments for the same reasons underlying its investments in equity securities, i.e., that the instruments are available, in the Manager's opinion, at prices less than their intrinsic values. Consequently, the Manager's own analysis of a debt instrument exercises a greater influence over the investment decision than the stated coupon rate or credit rating. The Portfolio expects to invest in debt obligations issued by reorganizing or restructuring companies, or companies which recently emerged from, or are facing the prospect of a financial restructuring. It is under these circumstances, which usually involve unrated or low rated securities that are often in, or are about to, default, that the Manager seeks to identify securities which are sometimes available at prices which it believes are less than their intrinsic values. The purchase of Indebtedness of a troubled company always involves a risk as to the creditworthiness of the issuer and the possibility that the investment may be lost. However, the debt securities of reorganizing or restructuring companies typically rank senior to the equity securities of such companies.

Higher yields are generally available from securities in the higher risk, lower rating categories of S&P or Moody's; however, the values of lower rated securities generally fluctuate more than those of higher rated securities and involve greater risk of loss of income and principal. Moreover, securities rated BB or lower by S&P or Ba or lower by Moody's are predominantly speculative with respect to the issuer's ability to pay principal and interest and may be in default. These securities may also be less liquid than higher rated securities, or have no established markets, thereby increasing the degree to which judgment plays a role in valuing such securities. BECAUSE OF THE PORTFOLIO'S POLICY OF INVESTING IN LOWER-RATED OR UNRATED, HIGHER RISK DEBT OBLIGATIONS, AN INVESTMENT IN THE PORTFOLIO IS ACCOMPANIED BY A HIGHER DEGREE OF RISK THAN IS PRESENT WITH AN INVESTMENT IN HIGHER RATED OBLIGATIONS. ACCORDINGLY, INVESTORS CONSIDERING THE PORTFOLIO SHOULD EVALUATE THEIR OVERALL INVESTMENT GOALS AND TOLERANCE FOR RISK. SEE "HIGHLIGHTED RISK CONSIDERATIONS, LOWER RATED DEBT OBLIGATIONS" AND THE APPENDIX.

DEFAULTED DEBT OBLIGATIONS. The Portfolio may invest without limit in defaulted debt obligations, subject to the Portfolio's restriction on investments in illiquid securities. Defaulted debt obligations may be considered speculative. See the discussion above under "Credit Quality" for the circumstances under which the Portfolio generally invests in defaulted debt obligations.

FOREIGN INVESTMENTS. Although the Portfolio reserves the right to purchase securities in any foreign country without percentage limitation, the Portfolio's current investment strategy is to invest primarily in domestic securities, with approximately 15-20% of its assets in foreign securities, including sponsored or unsponsored Depositary Receipts. The Portfolio presently does not intend to invest more than 5% of its assets in securities of developing markets, including Eastern European countries and Russia. Foreign investments may include both voting and non-voting securities, sovereign debt and participation in foreign government deals. The Portfolio's investments in foreign securities involve risks related to currency fluctuations, market volatility, and economic, social and political uncertainty that are different from investing in similar obligations of domestic entities. INVESTMENTS IN FOREIGN SECURITIES, PARTICULARLY IN DEVELOPING MARKETS, INVOLVE SPECIAL AND ADDITIONAL RISKS. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS" below and in the SAI.

CURRENCY  TECHNIQUES.  The  Portfolio  generally  expects it will hedge  against currency risks to the extent that hedging is available. Currency hedging techniques may include investments in foreign currency futures contracts, options on foreign currencies or currency futures, forward foreign currency exchange contracts ("forward contracts") and currency swaps, all of which involve specialized risks. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS."

OTHER INVESTMENT POLICIES. While the Portfolio may not purchase securities of registered open-end investment companies or affiliated investment companies, it may invest from time to time in other investment company securities subject to the limitation that it will not purchase more than 3% of the voting securities of another investment company. In addition, the Portfolio will not invest more than 5% of its assets in the securities of any single investment company and will not invest more than 10% of its assets in investment company securities. Investors should recognize that an investment in the securities of such investment companies results in layering of expenses such that investors indirectly bear a proportionate share of the expenses of such investment companies, including operating costs, and investment advisory and administrative fees. The Portfolio may also sell short securities it does not own up to 5% of its assets. Short sales have risks of loss if the price of the security sold short increases after the sale, but the Portfolio can profit if the price decreases. The Portfolio may also sell securities "short against the box" (i.e., securities which the Portfolio owns or has the immediate and unconditional right to acquire at no additional cost) without limit. See the SAI for further details concerning short sales.

Under the policies discussed in "INVESTMENT METHODS AND RISKS," "HIGHLIGHTED RISK CONSIDERATIONS," and in the SAI, the Portfolio may also loan its portfolio securities; enter into repurchase transactions; purchase securities and debt obligations on a "when-issued" or "delayed delivery" basis; invest in restricted or illiquid securities; purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments; purchase and sell financial futures contracts and options thereon; and engage in other activities specifically identified for this Portfolio.

REAL ESTATE SECURITIES FUND The principal objective of the Real Estate Securities Fund is capital appreciation, with a secondary objective of earning current income on its investments.

PORTFOLIO INVESTMENTS. The Portfolio pursues its principal objective by investing primarily in securities of companies operating in the real estate industry. Under normal circumstances, therefore, at least 65% of the Portfolio's assets will be invested in "real estate securities" (defined below), primarily equity real estate investment trusts ("REITs"). The Portfolio will generally invest in real estate securities of companies listed on a securities exchange or traded over-the-counter. As used by the Portfolio, investments deemed to be "real estate securities" will include equity, debt obligations, and convertible securities of companies having the following characteristics and will be subject to the following limitations:

1. Companies qualifying as a REIT for federal income tax purposes. In order to qualify as a REIT, a company must derive at least 75% of its gross income from real estate sources (rents, mortgage interest, gains from the sale of real estate assets), and at least 95% from real estate sources, plus dividends, interest and gains from the sale of securities. Real property, mortgage loans, cash and certain securities must comprise 75% of a company's assets. In order to qualify as a REIT, a company must also make distributions to shareholders aggregating annually at least 95% of its REIT taxable income.

2. Companies having at least 50% of their assets related to, or deriving at least 50% of their revenues from, the ownership, construction, management or other services, or sale of residential, commercial or industrial real estate. Such companies would include real estate operating companies, real estate services and home builders.

The Portfolio will typically invest predominately in securities issued by mid-cap or smaller cap U.S. companies which have market capitalizations of $5 billion and $1 billion or less, respectively, because that is reflective of the industry itself. Small cap REITs can be subject to different and greater risks than mid or larger cap issuers. Small cap REITs may have greater regional concentration and less diversification in terms of the regions, clients and types of properties available for investment.

RISKS RELATED TO CONCENTRATION. The Portfolio may invest more than 25% of its total assets in any sector of the real estate industry described above. The Portfolio's policy of concentrating in the securities of companies in the real estate industry and the other investment policies referenced above are fundamental policies that cannot be changed without shareholder approval. Due to the Portfolio's concentration in the real estate industry, adverse developments in that industry will have a greater impact on the Portfolio, and consequently shareholders, than a portfolio with broader diversification. Special considerations to an investment in the Portfolio include those risks associated with the direct ownership of real estate: declines in the value of real estate, risks related to general and local economic conditions, over-building and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates. The value of securities of companies which service the real estate industry may also be affected by such risks.

In addition to the risks discussed above, equity REITs may be affected by any changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent on the REIT management team's skill, may not be diversified, and are subject to the risks of financing projects. The Portfolio could conceivably own real estate directly as a result of a default on debt obligations it may own. Changes in prevailing interest rates also may inversely affect the value of the debt obligations in which the Portfolio will invest.

The Portfolio's Manager believes, however, that diversification of the Portfolio's assets into different types of real estate investments will help mitigate, although it cannot eliminate, the inherent risks of such industry concentration. Moreover, there has historically been a low correlation between the real estate market and the broader equity market. While there can be no guarantee that historical trends will continue in the future, investments in real estate securities may be a useful way of diversifying one's overall portfolio.

REAL ESTATE RELATED INVESTMENTS. In addition to the Portfolio's investments in real estate securities, the Portfolio may also invest a portion of its assets in debt obligations or equity securities of issuers engaged in businesses whose products and services are closely related to the real estate industry, and publicly traded on an exchange or in the over-the-counter market. Such issuers may include manufacturers and distributors of building supplies; financial institutions that issue or service mortgages, such as savings and loan associations or mortgage bankers; and companies whose principal business is unrelated to the real estate industry but who have significant real estate holdings (at least 50% of their respective assets) believed to be undervalued relative to the price of those companies' securities.

CREDIT QUALITY. As an operating policy, the Portfolio will not invest more than 10% of its net assets in convertible debt obligations or debt obligations rated Ba or lower by Moody's or, if unrated, deemed by the Manager to be of comparable quality. Generally, however, the Portfolio will not acquire any investments rated lower than B by Moody's or, if unrated, deemed to be of comparable quality by the Manager. Lower rated obligations (commonly referred to as "junk bonds") are considered by the rating agencies to have increased risks related to the creditworthiness of their issuers. SEE "HIGHLIGHTED RISK CONSIDERATIONS, LOWER RATED DEBT OBLIGATIONS" and the SAI.

OTHER INVESTMENT POLICIES. The Portfolio may invest up to 10% in foreign securities, including developing markets, which involve special risks including currency fluctuations and political uncertainty. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS" and the SAI. Under the policies discussed in "INVESTMENT METHODS AND RISKS," and in the SAI, the Portfolio may also write covered call options, loan its portfolio securities, engage in repurchase transactions, invest in enhanced convertible securities, and engage in other activities specifically identified for this Portfolio.

RISING DIVIDENDS FUND The investment objectives of the Rising Dividends Fund are capital appreciation and current income incidental to capital appreciation. In seeking capital appreciation, the Portfolio invests with a long-term investment horizon. Preservation of capital, while not an objective, is also an important consideration.

SELECTION OF PORTFOLIO INVESTMENTS. The Portfolio seeks to achieve its investment objectives by investing, as a fundamental policy, at least 65% of its net assets in financially sound companies that have paid consistently rising dividends based on the investment philosophy that the securities of such companies, because of their dividend record, have a strong potential to increase in value. As a fundamental policy, under normal market conditions, at least 65% of the Portfolio is invested in the securities of companies that meet the following specialized criteria:

1. consistent dividend increases - a company should have increased its dividend in at least eight out of the last ten years with no year showing a decrease;

2. substantial dividend increases - a company must have increased its dividend at least 100% over the past ten years;

3. reinvested earnings - dividend payout should be less than 65% of current earnings (except for utility companies);

4. strong balance sheet - long-term debt obligations should be no more than 30% of total capitalization (except for utility companies); and

5. attractive price - the current price should either be in the lower half of the stock's price/earnings ratio range for the past ten years or less than the average current market price/earnings ratio of the stocks comprising the S&P 500 Stock Index.

The remaining 35% of the Portfolio's assets typically are invested in dividend-paying equity securities with similar characteristics that may not meet all of the specialized criteria listed above. The Portfolio's investments may include common stocks, convertible securities, or rights or warrants to subscribe for or purchase common stocks.

The Manager also considers other factors, such as return on shareholder's equity, rate of earnings growth and anticipated price/earnings ratios, in selecting investments for the Portfolio. In addition, because capital preservation is an important consideration, the Manager generally also reviews a company's stability and the strength of its balance sheet in selecting among eligible growth companies.

Following these policies, the Portfolio will typically invest predominantly in equity securities issued by large-cap or mid-cap U.S. companies, which have market capitalizations of $1 billion or more. It may also invest to a lesser but significant degree in smaller capitalization companies, which are subject to different and greater risks. SEE "INVESTMENT METHODS AND RISKS, SMALL CAPITALIZATION ISSUERS."

OTHER INVESTMENT POLICIES. The Portfolio may invest up to 10% of its net assets in foreign securities, including developing markets, which involve special risks including currency fluctuations and political uncertainty. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS" and the SAI. Under the policies discussed in "INVESTMENT METHODS AND RISKS," and in the SAI, the Portfolio may also loan its portfolio securities, enter into repurchase transactions, write covered call options, and engage in other activities specifically identified for this Portfolio.

TEMPLETON GLOBAL ASSET ALLOCATION FUND

The investment objective of the Templeton Global Asset Allocation Fund is to seek a high level of total return through a flexible policy of investing in the following market segments: equity securities of issuers in any nation, debt obligations of companies and governments of any nation, and Money Market Instruments.

PORTFOLIO INVESTMENTS.The mix of investments among these three market segments will be adjusted in an attempt to capitalize on total return potential produced by changing economic conditions throughout the world. There are no minimum or maximum percentages as to the amount of the Portfolio's assets which may be invested in each of the market segments. Except as noted below and under "Investment Restrictions" in the SAI, the Manager has complete discretion in determining the amount of equity securities, debt obligations, or Money Market Instruments in which the Portfolio may invest.

The Portfolio seeks to achieve its objective by seeking investment opportunities in all types of securities issued by companies or governments of any nation, including developing markets nations. The Portfolio will normally be invested in at least three countries, except during defensive periods. INVESTORS SHOULD CONSIDER CAREFULLY THE SUBSTANTIAL RISKS INVOLVED IN INVESTING IN FOREIGN SECURITIES, RISKS THAT ARE HEIGHTENED FOR INVESTMENTS IN DEVELOPING MARKETS. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS."

EQUITY SECURITIES. Equity securities in which the Portfolio may invest consistent with its investment objective and policies may include common and preferred stock, securities (bonds or preferred stock) convertible into common stock ("convertible securities"), warrants, equity real estate investment trusts ("REITs"), and securities representing underlying international securities such as Depositary Receipts. The Portfolio may purchase sponsored or unsponsored Depositary Receipts, such as ADRs, EDRs, and GDRs, which will be deemed to be investments in the underlying securities for purposes of the Portfolio's investment policies. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities and they involve the risks of other investments in foreign securities, as discussed in `Highlighted Risk Considerations, Foreign Transactions.'

DEBT OBLIGATIONS. Debt obligations in which the Portfolio may invest consistent with its investment objective and policies may include many types of debt obligations of both domestic and foreign governments or companies, such as bonds, debentures, notes, commercial paper, collateralized mortgage obligations ("CMOs") and obligations issued or guaranteed by governments or government agencies or instrumentalities including, specifically, Government National Mortgage Association ("GNMA") mortgage-backed certificates. The yields provided by GNMA securities have historically exceeded the yields on other types of U.S. Government Securities with comparable maturities; unpredictable prepayments of principal, however, can greatly change realized yields. SEE "INVESTMENT METHODS AND RISKS." The Portfolio has the flexibility to invest in preferred stocks and certain debt obligations, rated or unrated, such as convertible bonds and bonds selling at a discount. Debt obligations can provide the potential for capital appreciation based on various factors such as changes in interest rates, economic and market conditions, improvement in an issuer's ability to repay principal and pay interest, and ratings upgrades.

CREDIT QUALITY. The Portfolio may invest in medium grade and lower quality debt obligations that are rated between BBB and as low as CC by S&P, and between Baa and as low as Ca by Moody's or, if unrated, are of equivalent investment quality as determined by the Manager. Bonds rated BB or lower are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and may be in default. Issues of bonds rated Ca may often be in default. Higher yields are generally available from securities in the higher risk, lower rating categories of S&P or Moody's (commonly referred to as "junk bonds"); however, the values of lower rated securities generally fluctuate more than those of higher rated securities and involve greater risk of loss of income and principal. SEE "HIGHLIGHTED RISK CONSIDERATIONS, LOWER RATED DEBT OBLIGATIONS," "INVESTMENT METHODS AND RISKS," the SAI for additional information, and the Appendix for a discussion of the rating categories.

As an operating policy established by the Board of Trustees, however, the Portfolio will not invest more than 25% of its assets in debt obligations rated BBB or lower by S&P or Baa or lower by Moody's or if unrated, determined by the Manager to be of comparable quality. Such limit would include defaulted debt obligations. Many debt obligations of foreign issuers, and especially developing markets issuers, are either (i) rated below investment grade or (ii) not rated by U.S. rating agencies so that their selection depends on the Manager's internal analysis. The Board of Trustees may consider an increase in this operating policy if, in its judgment, economic conditions change such that a higher level of investment in high risk, lower quality debt obligations would be consistent with the interests of the Portfolio and its shareholders.

MONEY MARKET INSTRUMENTS. The Portfolio may invest in Money Market Instruments. In addition, the Portfolio may hold cash and time deposits with banks in the currency of any major nation and invest in certificates of deposit of federally insured savings and loan associations having total assets in excess of $1 billion. The Portfolio may also invest in commercial paper limited to obligations rated Prime-1 or Prime-2 by Moody's or A-1 or A-2 by S&P or, if not rated by Moody's or S&P, issued by companies having an outstanding debt issue currently rated Aaa or Aa by Moody's or AAA or AA by S&P. See the Appendix.

DEFAULTED DEBT OBLIGATIONS. The Portfolio may invest up to 10% of its assets in defaulted debt obligations, which may be considered speculative.

FOREIGN SECURITIES. The Portfolio has an unlimited right to purchase securities in any foreign country, developed or emerging, if they are listed on an exchange, as well as a limited right to purchase such securities if they are unlisted. However, as a non-fundamental policy, the Portfolio will limit its investments in securities of Russian issuers to 5% of assets. The Portfolio's investments in foreign securities involve risks related to currency fluctuations, market volatility, and economic, social, and political uncertainty that are different from investing in similar obligations of domestic entities. Investments in foreign developing markets involve heightened risks related to the smaller size and lesser liquidity of these markets. INVESTORS SHOULD CONSIDER CAREFULLY THE SUBSTANTIAL RISKS INVOLVED IN INVESTING IN FOREIGN SECURITIES, RISKS THAT ARE HEIGHTENED FOR INVESTMENTS IN DEVELOPING MARKETS. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS."

CURRENCY TECHNIQUES. The Portfolio may, but with respect to equity securities does not currently intend, to employ certain active currency hedging techniques. Such techniques may include investments in foreign currency futures contracts, forward foreign currency exchange contracts ("forward contracts"), and options on foreign currencies, all of which involve specialized risks. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS."

OTHER INVESTMENT POLICIES. Under the policies discussed in "INVESTMENT METHODS AND RISKS," "HIGHLIGHTED RISK CONSIDERATIONS," and in the SAI, the Portfolio may also invest in illiquid and restricted securities, purchase securities on a "when-issued" basis, enter into repurchase transactions, loan its portfolio securities, and engage in other activities specifically identified for this Portfolio.

VALUE SECURITIES FUND

The investment objective of the Value Securities Fund is long-term total return. Income, though not an objective, is a secondary consideration.

PORTFOLIO INVESTMENTS. Under normal market conditions, the Portfolio will invest at least 65% of its assets in companies of various sizes, which in the opinion of the Manager, are selling substantially below the underlying value of their assets or their private market value. Private market value is what a sophisticated investor would pay for the entire company. From time to time, the Portfolio may be predominantly invested in smaller capitalization companies ("small cap companies").

In determining whether to buy or hold securities, the Manager will consider a variety of factors, including: low price to earnings ratio relative to the market, industry group or earnings growth; low price relative to book value or cash flow; valuable franchises, patents, trademarks, trade names, distribution channels, or market share for particular products or services, tax loss carryforwards, or other intangibles that may not be reflected in stock prices; ownership of understated or underutilized tangible assets such as land, timber or minerals; underutilized cash or investment assets; and unusually high current income. These criteria and others, alone and in combination, may identify companies that are attractive to financial or strategic acquirers (i.e. takeover candidates), or companies that have suffered sharp price declines but in the Manager's opinion, still have significant potential ("fallen angels"). Purchases may include companies in cyclical businesses, turnarounds and companies emerging from bankruptcy. Purchase decisions may also be influenced by company stock buy-backs and its insiders' purchases and sales. The Portfolio purchases securities for investment purposes and not for the purpose of influencing or controlling management of the issuer. In rare cases, however, when the Manager perceives that the Portfolio may benefit, the Manager may itself seek to influence or control management.

The securities in which the Portfolio may invest include common and preferred stocks, securities convertible into common stocks, warrants, secured and unsecured debt securities, and notes. The Portfolio may, from time to time, hold significant Money Market Instruments, up to 100% of its total assets, until suitable investment opportunities meeting its value standards become available, consistent with its policy on temporary investments.

RISKS ASSOCIATED WITH VALUE INVESTING. Securities of a company may be undervalued as a result of overreaction by investors to unfavorable news about a company, an industry, or the stock market in general, or as a result of a market decline, poor economic conditions, tax-loss selling or actual or anticipated unfavorable developments affecting a company. Often these companies are attempting to recover from business setbacks or adverse events (turnarounds), cyclical downturns, or in certain cases, bankruptcy. There can be no assurance that such companies or their stocks will recover from these events in a timely manner or at all. Cyclical stocks in which the Portfolio may invest tend to increase in value more quickly during economic upturns than noncyclical stocks, but also tend to lose value more quickly in economic downturns. As with all investments, there is always the possibility when investing in these securities that the Manager may be incorrect in its assessment of a particular industry or company, or that the Manager may not buy these securities at their lowest possible prices or sell them at their highest.

There can be special  risks when the  Portfolio  buys  securities  of  companies emerging from bankruptcy. Companies emerging from bankruptcy may have some difficulty retaining customers and suppliers who prefer transacting with solvent organizations. If new management is installed in a company emerging from bankruptcy, the management may be considered untested; if the existing management is retained, the management may be considered incompetent. Further, even when a company has emerged from bankruptcy with a lower level of debt, it may still retain a relatively weak balance sheet. During economic downturns these companies may not have sufficient cash flow to pay their debt obligations and may also have difficulty finding additional financing. In addition, reduced liquidity in the secondary market may make it difficult for the Portfolio to sell the securities or to value them based on actual trades.

The Portfolio's policy of investing in securities that may be out of favor, including turnarounds, cyclicals and companies emerging from bankruptcy, companies reporting poor earnings, and companies whose share prices have declined sharply or that are not widely followed, differs from the approach followed by many other portfolios. The Manager believes, however, that these securities may provide a greater total investment return than securities whose prices appear to reflect anticipated favorable developments.

RISKS ASSOCIATED WITH SMALL CAP INVESTMENTS. The Portfolio may invest without minimum or maximum limitation in smaller cap companies which have market capitalizations of $1 billion or less at the time of purchase. Securities of smaller companies, particularly if they are unseasoned, present greater risks than securities of larger, more established companies. The smaller companies in which the Portfolio may invest are often not well known, may often trade at a discount and may not be followed by research organizations. The companies may have relatively small revenues, limited product lines and a small share of the market for their products or services. Small cap companies may lack depth of management, they may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. Due to these and other factors, small cap companies may suffer significant losses as well as realize substantial growth, and investments in such companies tend to be more volatile and therefore, speculative. In addition, the prices of smaller cap companies' stocks may fluctuate independently of larger company stocks. SEE "INVESTMENT METHODS AND RISKS."

FOREIGN INVESTMENTS. Although the Portfolio may invest up to 25% of its assets in foreign securities, including those of developing markets issuers and sponsored or unsponsored Depositary Receipts, it currently has no intention of investing more than 15% of its assets in such securities. The Portfolio presently does not intend to invest more than 5% of its assets in developing markets securities. The Portfolio's investment in foreign securities involve risks related to currency fluctuations, market volatility, and economic, social, and political uncertainty that are different from investing in similar domestic securities. INVESTMENTS IN FOREIGN SECURITIES, PARTICULARLY IN DEVELOPING MARKETS, INVOLVE SPECIAL ADDITIONAL RISKS. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN SECURITIES" below and in the SAI.

CONVERTIBLE SECURITIES. The Portfolio may invest in convertible securities and synthetic convertibles. The convertible debt obligations in which the Portfolio may invest are subject to the same rating criteria and investment policies as the Portfolio's investments in debt obligations. Convertible preferred stocks are equity securities, generally carry a higher degree of market risk than debt obligations, and often may be regarded as speculative in nature. The Portfolio may also invest in enhanced convertible securities which may provide higher dividend income but which may carry additional risks, including reduced liquidity. SEE "HIGHLIGHTED RISK CONSIDERATIONS" and "INVESTMENT METHODS AND RISKS."

CREDIT QUALITY AND DEFAULTED DEBT OBLIGATIONS. The Portfolio may invest up to 25% of its assets in debt obligations rated below BBB or lower by S&P or Baa by Moody's, or in unrated debt obligations of comparable quality as determined by the Manager. Such securities, sometimes called "junk bonds," are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and therefore, involve special risks. Debt obligations rated D by S&P are in default and may be considered speculative. SEE "HIGHLIGHTED RISK CONSIDERATIONS, LOWER RATED DEBT OBLIGATIONS" and the APPENDIX.

RISKS AND OTHER CONSIDERATIONS RELATED TO NON-DIVERSIFICATION. The Portfolio is non-diversified under federal securities laws, but is still subject to the diversification requirements under the federal tax code and the 25% limit on concentration of investments in a single industry. Because the Portfolio is non-diversified and may concentrate its investments in a smaller number of issuers, and because economic, political or regulatory developments may have a greater impact on the Portfolio, the value of the Portfolio's shares may fluctuate more widely than those of a diversified portfolio. SEE "INVESTMENT METHODS AND RISKS."

OTHER INVESTMENT POLICIES. The Portfolio may also sell short securities it does not own up to 5% of its assets. Short sales have risks of loss if the price of the security sold short increases after the sale, but the Portfolio can profit if the price decreases. The Portfolio may also sell securities "short against the box" (i.e., securities which the Portfolio owns or has the immediate and unconditional right to acquire at no additional cost) without limit. See the SAI for further details concerning short sales. Under the policies discussed in "INVESTMENT METHODS AND RISKS," "HIGHLIGHTED RISK CONSIDERATIONS," and in the SAI, the Portfolio may also loan its portfolio securities; invest in zero coupon securities, pay-in-kind bonds, structured notes, mortgage-backed and asset-backed securities; purchase loan participations and trade claims both of which carry a high degree of risk; purchase and sell exchange-listed and over-the-counter put and call options on securities and financial indices; purchase and sell futures contracts or related options with respect to securities and indices; invest in restricted or illiquid securities; and engage in other activities specifically identified for this Portfolio.

PORTFOLIOS SEEKING CAPITAL GROWTH

CAPITAL GROWTH FUND

The primary investment objective of the Capital Growth Fund is capital appreciation. Current income is only a secondary consideration in selecting portfolio securities.

Under normal market conditions, the Portfolio will invest primarily (at least 65% of assets) in equity securities, including common and preferred stocks, or securities convertible into common stocks, which are believed to offer favorable possibilities for capital appreciation, but some of which may yield little or no current income. The Portfolio's assets may be invested in shares of common or capital stock traded on any national securities exchange or over-the-counter, and in convertible securities. The Portfolio may also keep a significant portion of its assets in cash from time to time. Stocks and other equity securities representing ownership interests in corporations have historically outperformed other asset classes over the long term, but have tended to fluctuate more dramatically over the short term. The Manager seeks to address such risks through extensive research and emphasis on more globally-competitive companies.

The Manager will generally make long-term investments in equity securities which have been selected based upon fundamental and quantitative analysis. Following these policies, the Portfolio will typically invest predominantly in equity securities issued by large-cap or mid-cap U.S. companies, which have market capitalizations of $1 billion or more. It may also invest to a lesser degree in smaller capitalization companies, which may be subject to different and greater risks, but there is no present intention of investing more than 20% of the Portfolio's assets in such securities. SEE "INVESTMENT OBJECTIVES AND RISKS, SMALL CAPITALIZATION ISSUERS."

TECHNOLOGY COMPANIES. Consistent with its investment objective, the Portfolio expects to have a portion of its assets invested in securities of companies involved in computing technologies or computing technology-related companies. The technology sector as a whole has historically been volatile, and issues from this sector tend to be subject to abrupt or erratic price movements.

FOREIGN SECURITIES. As an operating policy, the Portfolio currently intends to invest no more than 15% of its assets in foreign securities, including Depositary Receipts and those of developing markets issuers. The Portfolio's investments in foreign securities involve risks related to currency fluctuations and political uncertainty. Investments in foreign developing markets involve heightened risks related to the smaller size and lesser liquidity of these markets. INVESTMENTS IN FOREIGN SECURITIES, PARTICULARLY IN DEVELOPING MARKETS, INVOLVE SPECIAL AND ADDITIONAL RISKS. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS" and the SAI.

OTHER INVESTMENTS. The Portfolio currently intends to invest no more than 5% of its assets in debt obligations, including convertible debt obligations, rated Ba or lower by Moody's or BB or lower by S&P, or unrated securities determined by the Manager to be of comparable quality. SEE "HIGHLIGHTED RISK CONSIDERATIONS, LOWER RATED DEBT OBLIGATIONS," "INVESTMENT METHODS AND RISKS, DEBT OBLIGATIONS," AND THE APPENDIX. The Portfolio may invest in convertible preferred stocks, which are equity securities, generally carry a higher degree of market risk than debt obligations, and often may be regarded as speculative in nature. SEE "HIGHLIGHTED CONSIDERATIONS" and "INVESTMENT METHODS AND RISKS." Under the policies discussed in "INVESTMENT METHODS AND RISKS" and in the SAI, the Portfolio may also write covered call options; purchase put options on securities; loan its portfolio securities; enter into repurchase transactions; invest in restricted or illiquid securities; and engage in other activities specifically identified for this Portfolio.

MUTUAL DISCOVERY SECURITIES FUND

The investment objective of the Mutual Discovery Securities Fund is capital appreciation.

PORTFOLIO INVESTMENTS. Under normal market conditions, the Portfolio invests in domestic and foreign equity securities, including common and preferred stocks and securities convertible into common stocks, as well as debt obligations of any quality. Debt obligations may include securities or indebtedness issued by corporations or governments in any form, including notes, bonds, or debentures, as well as distressed mortgage obligations and other debt secured by real property. The Manager has no pre-set limits as to the percentages which may be invested in equity securities, debt securities or Money Market Instruments. The Portfolio can invest in securities from any size issuer, and may from time to time invest a substantial portion of its assets in securities of smaller capitalization issuers, which have market capitalizations of less than $1 billion. Securities of foreign or small cap issuers may be subject to different and greater risks, as discussed below. The Portfolio may invest in securities that are traded on U.S. or foreign exchanges, NASDAQ national market or in the over-the-counter market. It may invest in any industry sector, although it will not concentrate in any one industry. From time to time, the Portfolio may hold significant cash positions until suitable investment opportunities are available, consistent with its policy on temporary investments.

The Portfolio also seeks to invest in securities of domestic and foreign companies involved in mergers, consolidations, liquidations and reorganizations or as to which there exist tender or exchange offers, and may participate in such transactions. The Portfolio does not presently anticipate investing more than 50% of its assets in such investments, but is not restricted to that amount. There can be no assurance that any such transaction proposed at the time of the Portfolio's investment will be consummated or will be consummated on the terms and within the time period contemplated. The Portfolio may also invest in other forms of secured or unsecured indebtedness or participations ("Indebtedness"), including without limitation loan participations and trade claims, of debtor companies involved in reorganization or financial restructuring, some of which may have very long maturities. Some of the Indebtedness is illiquid.

SELECTION OF PORTFOLIO INVESTMENTS. The Portfolio's general policy is to invest in securities which, in the opinion of its Manager, are available at prices less than their intrinsic values. The Manager's opinions are based upon analysis and research, taking into account, among other factors, the relationship of book value to market value of the securities, cash flow, and multiples of earnings of comparable securities. These factors are not applied formulaically, as the Manager examines each security separately; the Manager has no general criteria as to asset size, earnings or industry type which would make a security unsuitable for purchase by the Portfolio.

The Portfolio generally purchases securities for investment purposes and not for the purpose of influencing or controlling management of the issuer. However, in certain circumstances when the Manager perceives that the Portfolio may benefit, the Manager may itself seek to influence or control management or may cause the Portfolio to invest in other entities that purchase securities for the purpose of influencing or controlling management, such as investing in a potential takeover or leveraged buyout or investing in other entities engaged in such practices.

FOREIGN INVESTMENTS. The Portfolio may purchase securities in any foreign country, developed or undeveloped, and currently expects to invest up to 50% or more of its assets in foreign securities, including sponsored or unsponsored Depositary Receipts. The Portfolio presently does not intend to invest more than 5% of its assets in securities of developing markets including Eastern European countries and Russia. Foreign investments may include both voting and non-voting securities, sovereign debt and participation in foreign government deals. The Portfolio's investments in foreign securities involve risks related to currency fluctuations, market volatility, and economic, social, and political uncertainty that are different from investing in similar domestic securities. Investments in foreign developing markets involve heightened risks related to the smaller size and lesser liquidity of those markets. INVESTORS SHOULD CONSIDER CAREFULLY THE SUBSTANTIAL RISKS INVOLVED IN INVESTING IN FOREIGN SECURITIES, RISKS THAT ARE HEIGHTENED IN DEVELOPING MARKETS. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS" BELOW AND IN THE SAI.

CURRENCY TECHNIQUES. The Portfolio generally expects to hedge against currency risks to the extent that hedging is available. Currency hedging techniques may include investments in foreign currency futures contracts, options on foreign currencies or currency futures, forward foreign currency exchange contracts ("forward contracts") and currency swaps, all of which involve specialized risks. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS."

RISKS ASSOCIATED WITH SMALL CAP INVESTMENTS. Securities of smaller companies, particularly if they are unseasoned, present greater risks than securities of larger, more established companies. The smaller companies in which the Portfolio may invest are often not well known, may often trade at a discount and may not be followed by institutions. The companies may have relatively small revenues, limited product lines, and a small share of the market for their products or services. Small cap companies may lack depth of management, they may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. Due to these and other factors, small cap companies may suffer significant losses as well as realize substantial growth, and investments in such companies tend to be more volatile and are therefore speculative. Besides exhibiting greater volatility, the prices of small cap company stocks may fluctuate independently of larger company stocks. SEE "INVESTMENT METHODS AND RISKS."

CREDIT QUALITY. Debt obligations (including Indebtedness) in which the Portfolio invests may be rated or unrated and, if rated, ratings may range from the very highest to the very lowest categories (currently C for Moody's and D for S&P). Medium and lower-rated debt obligations are commonly referred to as "junk bonds." In general, it will invest in these instruments for the same reasons underlying its investments in equity securities, i.e., that the instruments are available, in the Manager's opinion, at prices less than their intrinsic values. Consequently, the Manager's own analysis of a debt instrument exercises a greater influence over the investment decision than the stated coupon rate or credit rating. The Portfolio expects to invest in debt obligations issued by reorganizing or restructuring companies, or companies which recently emerged from, or are facing the prospect of, a financial restructuring. It is under these circumstances, which usually involve unrated or low rated securities that are often in, or are about to, default, that the Manager seeks to identify securities which are sometimes available at prices which it believes are less than their intrinsic values. The purchase of Indebtedness of a troubled company always involves a risk as to the creditworthiness of the issuer and the possibility that the investment may be lost. However, the debt securities of reorganizing or restructuring companies typically rank senior to the equity securities of such companies.

Higher yields are generally available from securities in the higher risk, lower rating categories of S&P or Moody's. However, the values of lower rated securities generally fluctuate more than those of higher rated securities and involve greater risk of loss of income and principal. Moreover, securities rated BB or lower by S&P or Ba or lower by Moody's are predominantly speculative with respect to the issuer's ability to pay principal and interest and may be in default. These securities may also be less liquid than higher rated securities, or have no established markets, thereby increasing the degree to which judgment plays a role in valuing such securities. BECAUSE OF THE PORTFOLIO'S POLICY OF INVESTING IN LOWER-RATED OR UNRATED, HIGHER RISK DEBT OBLIGATIONS, AN INVESTMENT IN THE PORTFOLIO IS ACCOMPANIED BY A HIGHER DEGREE OF RISK THAN IS PRESENT WITH AN INVESTMENT IN HIGHER RATED OBLIGATIONS. ACCORDINGLY, INVESTORS CONSIDERING THE PORTFOLIO SHOULD EVALUATE THEIR OVERALL INVESTMENT GOALS AND TOLERANCE FOR RISK. SEE "HIGHLIGHTED RISK CONSIDERATIONS, LOWER RATED DEBT OBLIGATIONS" and the APPENDIX.

DEFAULTED DEBT OBLIGATIONS. The Portfolio may invest without limit in defaulted debt obligations, subject to the Portfolio's restriction on investments in illiquid securities. Defaulted debt obligations may be considered speculative. See the discussion above under "Credit Quality" for the circumstances under which the Portfolio generally invests in defaulted debt obligations.

OTHER INVESTMENT POLICIES. While the Portfolio may not purchase securities of registered open-end investment companies or affiliated investment companies, it may invest from time to time in other investment company securities subject to the limitation that it will not purchase more than 3% of the voting securities of another investment company. In addition, the Portfolio will not invest more than 5% of its assets in the securities of any single investment company and will not invest more than 10% of its assets in investment company securities. Investors should recognize that an investment in the securities of such investment companies results in layering of expenses such that investors indirectly bear a proportionate share of the expenses of such investment companies, including operating costs, and investment advisory and administrative fees. The Portfolio may also sell short securities it does not own up to 5% of its assets. Short sales have risks of loss if the price of the security sold short increases after the sale, but the Portfolio can profit if the price decreases. The Portfolio may also sell securities "short against the box" (i.e., securities which the Portfolio owns or has the immediate and unconditional right to acquire at no additional cost) without limit. See the SAI for further details concerning short sales.

Under the policies discussed in "INVESTMENT METHODS AND RISKS," "HIGHLIGHTED RISK CONSIDERATIONS," and in the SAI, the Portfolio may also loan its portfolio securities; enter into repurchase transactions; purchase securities and debt obligations on a "when-issued" or "delayed delivery" basis; invest in restricted or illiquid securities; purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments; purchase and sell financial futures contracts and options thereon; and engage in other activities specifically identified for this Portfolio.

SMALL CAP FUND

The investment objective of the Small Cap Fund is long-term capital growth. The Portfolio seeks to accomplish its objective by investing primarily in equity securities of small capitalization growth companies. Investments in small capitalization companies may involve greater risks and greater volatility than investments in larger and more established companies.

PORTFOLIO INVESTMENTS. Under normal market conditions, the Portfolio will invest at least 65% of its assets in equity securities of small capitalization growth companies ("small cap companies"). A small cap company generally has a market capitalization of less than $1 billion at the time of the Portfolio's investment and, in the opinion of the Portfolio's Manager, is positioned for rapid growth in revenues, earnings or assets. Market capitalization is defined as the total market value of a company's outstanding common stock. The securities of small cap companies are traded on U.S. or foreign stock exchanges and over-the-counter. As an operating policy the Portfolio will not invest more than 10% of its assets in securities issued by companies with less than three years of continuous operation.

The Portfolio seeks to invest at least one-third of its assets in equity securities of companies with market capitalizations of $550 million or less; there is no assurance, however, that the Portfolio will always be able to find suitable companies to include in this one-third portion. The Manager will monitor the availability of securities suitable for investment by the Portfolio and recommend appropriate action to the Board of Trustees if it appears that this goal will not be attainable under the Portfolio's current objective and other policies.

Equity securities of small cap companies may consist of common stock, preferred stock, warrants for the purchase of common stock, and convertible securities. The Portfolio currently does not intend to invest more than 10% of its assets in convertible securities, which are discussed below in "Investment Methods and Risks, Convertible Securities."

SELECTION OF PORTFOLIO INVESTMENTS. The Portfolio has been designed to provide investors with potentially greater long-term rewards by investing in securities of small cap companies which may offer the potential for significant capital appreciation since they may be overlooked by investors or undervalued in relation to their earnings power. Small cap companies generally are not as well known to the investing public and have less of an investor following than larger companies, and therefore may provide greater opportunities for long-term capital growth as a result of relative inefficiencies in the marketplace. Such companies may be undervalued because they are part of an industry that is out of favor with investors, although the individual companies may have high rates of earning growth and be financially sound. Selection of small cap company equity securities for the Portfolio will be based on characteristics such as the financial strength of the company, the expertise of management, the growth potential of the company within its industry and the growth potential of the industry itself. Small cap companies often pay no dividends, and current income is not a factor in the selection of stocks. The Manager uses a disciplined approach to stock selection, blending fundamental and quantitative analysis.

RISKS ASSOCIATED WITH SMALL CAP INVESTMENTS. The Portfolio will primarily invest in relatively new or unseasoned companies which are in their early stages of development, or small cap companies positioned in new and emerging industries where the opportunity for rapid growth is expected to be above average.
Securities  of  smaller  or  unseasoned  companies  present  greater  risks than securities of larger, more established companies. The companies may have relatively small revenues, limited product lines, and may have a small share of the market for their products or services. Small cap companies may lack depth of management, they may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. Due to these and other factors, small cap companies may suffer significant losses as well as realize substantial growth, and investments in such companies tend to be more volatile and are therefore speculative. Besides exhibiting greater volatility, the prices of small cap company stocks may, to a degree, fluctuate independently of larger company stocks. SEE "INVESTMENT METHODS AND RISKS, SMALL CAPITALIZATION ISSUERS." THE PORTFOLIO MAY NOT BE APPROPRIATE FOR SHORT-TERM INVESTORS, AND AN INVESTMENT IN THE PORTFOLIO SHOULD NOT BE CONSIDERED A COMPLETE INVESTMENT PROGRAM.

FOREIGN INVESTMENTS. Although the Portfolio may invest up to 25% of its assets in foreign securities, including those of developing markets issuers and sponsored or unsponsored Depositary Receipts, it currently has no intention of investing more than 15%. The Portfolio presently does not intend to invest more than 5% of its assets in developing markets securities. The Portfolio's investments in foreign securities involve risks related to currency fluctuations, market volatility, and economic, social, and political uncertainty that are different from investing in similar domestic securities. INVESTMENTS IN FOREIGN SECURITIES, PARTICULARLY IN DEVELOPING MARKETS, INVOLVE SPECIAL AND ADDITIONAL RISKS. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS" below and in the SAI.

OTHER INVESTMENTS. Although the Portfolio's assets will be invested primarily in equity securities of small cap companies, the Portfolio may invest up to 35% of its assets in other instruments, which may cause its performance to vary from that of the small capitalization equity markets. The Portfolio may invest in equity securities of larger capitalization companies which the Portfolio's Manager believes have strong growth potential, or in equity securities of relatively well-known, larger companies in mature industries which the Manager believes have the potential for capital appreciation.

The Portfolio may also invest in debt securities which the Manager believes have the potential for capital appreciation as a result of improvement in the creditworthiness of the issuer. The receipt of income is incidental to the Portfolio's objective of capital growth. The Portfolio may invest in debt securities rated B or above by Moody's or S&P, or in unrated securities the Manager has determined are of comparable quality. Currently, however, the Portfolio does not intend to invest more than 5% of its assets in debt obligations (including convertible debt securities) rated lower than BBB by S&P or Baa by Moody's or, if unrated, determined by the Manager to be of comparable quality. SEE "HIGHLIGHTED RISK CONSIDERATIONS, LOWER RATED DEBT OBLIGATIONS," "INVESTMENT METHODS AND RISKS, DEBT OBLIGATIONS," and the APPENDIX.

The Portfolio currently does not intend to invest more than 10% of its assets in real estate investment trusts ("REITs"), which are described in "Real Estate Securities Fund," above, including small capitalization REITs.

OTHER INVESTMENT POLICIES. Under the policies discussed in "INVESTMENT METHODS AND RISKS," "HIGHLIGHTED RISK CONSIDERATIONS," and the SAI, the Portfolio may also write covered put and call options on securities or financial indices; purchase put and call options on securities or financial indices; purchase and sell futures contracts or related options with respect to securities, indices and currencies; invest in restricted or illiquid securities; lend portfolio securities; borrow money; enter into repurchase or reverse repurchase agreements; and engage in other activities specifically identified for this Portfolio.

TEMPLETON DEVELOPING MARKETS EQUITY FUND

The investment objective of the Templeton Developing Markets Equity Fund is long-term capital appreciation.

The Portfolio seeks to achieve this objective by investing primarily in equity securities of issuers in countries having developing markets as defined under "Highlighted Risk Considerations, Foreign Transactions." It is currently expected that under normal conditions at least 65% of the Portfolio's assets will be invested in such securities. The Portfolio will at all times, except during defensive periods, maintain investments in at least three countries having developing markets. The Portfolio has the right to purchase securities in any foreign country, developed or developing. However, as a non-fundamental policy, the Portfolio will limit its investments in securities of Russian issuers to 5% of assets. Investments in foreign developing markets, including certain Eastern European countries and Russia, involve heightened risks related to the small size and lesser liquidity of these markets. These developing markets risks are in addition to the special risks associated with foreign investing, including currency fluctuations, market volatility, and economic, social, and political uncertainty. AN INVESTMENT IN THE PORTFOLIO MAY BE CONSIDERED SPECULATIVE, AND MAY NOT BE APPROPRIATE FOR SHORT-TERM INVESTORS. INVESTORS SHOULD CONSIDER CAREFULLY THE SUBSTANTIAL AND HEIGHTENED RISKS INVOLVED IN INVESTING IN FOREIGN DEVELOPING MARKETS SECURITIES. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS" and the SAI. From time to time, the Portfolio may hold significant cash positions until suitable investment
opportunities   are   available,   consistent   with  its  policy  on  temporary
investments.

Investments in Developing Markets. "Developing market equity securities" for purposes of the Portfolio means any of the following: (i) equity securities of companies the principal securities trading market for which is a developing market country, (ii) equity securities, traded in any market, of companies that derive 50% or more of their total revenue from either goods or services produced in such developing market countries or sales made in such developing market countries, or (iii) equity securities of companies organized under the laws of, and with a principal office in, a developing market country. "Equity securities" refers to common stock, preferred stock, warrants or rights to subscribe to or purchase such securities and sponsored or unsponsored Depositary Receipts such as American Depositary Receipts, European Depositary Receipts, and Global Depositary Receipts. Determinations as to eligibility will be made by the Investment Manager based on publicly available information and inquiries to the companies. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted and they involve the risks of other investments in foreign securities, as discussed in "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS."

The  Portfolio  seeks  to  benefit  from  economic  and  other  developments  in developing markets. The investment objective of the Portfolio reflects the belief that investment opportunities may result from an evolving long-term international trend favoring more market-oriented economies, a trend that may especially benefit certain countries having developing markets. This trend may be facilitated by local or international political, economic or financial developments that could benefit the capital markets of such countries. Certain such countries, particularly the emerging market countries which may be in the process of developing more market-oriented economies, may experience relatively high rates of economic growth. Other countries, although having relatively mature developing markets, may also be in a position to benefit from local or international developments encouraging greater market orientation and diminishing governmental intervention in economic affairs.

OTHER INVESTMENTS. For capital appreciation, the Portfolio may invest up to 35% of its assets in fixed-income debt obligations (defined as bonds, notes, debentures, commercial paper, certificates of deposit, time deposits and bankers' acceptances) which are rated at least C by Moody's or S&P or unrated debt obligations deemed to be of comparable quality by the Manager. SEE "HIGHLIGHTED RISK CONSIDERATIONS, LOWER RATED DEBT OBLIGATIONS." As a current policy established by the Board of Trustees, however, the Portfolio will not invest more than 5% of its assets in debt obligations rated BBB or lower by S&P or Baa or lower by Moody's (the lowest category of "investment grade" rating). The Board of Trustees may consider an increase in the above percentages if economic conditions change such that a higher level of investment in high risk, lower quality debt obligations would be consistent with the interests of the Portfolio and its shareholders.

Certain debt obligations can provide the potential for capital appreciation based on various factors such as changes in interest rates, economic and market conditions, improvement in an issuer's ability to repay principal and pay interest, and ratings upgrades. Additionally, convertible bonds offer the potential for capital appreciation through the conversion feature, which enables the holder of the bond to benefit from increases in the market price of the securities into which they are convertible.

DEFAULTED DEBT OBLIGATIONS. As a fundamental policy the Portfolio may invest up to 10% of its assets in defaulted debt obligations which may be considered speculative.

CURRENCY TECHNIQUES. The Portfolio may, but with respect to equity securities does not currently intend, to employ certain active currency hedging techniques. Such techniques may include investments in foreign currency futures contracts, forward foreign currency exchange contracts ("forward contracts"), and options on foreign currencies, all of which involve specialized risks. Further, the Portfolio will not enter into forward contracts if, as a result, the Portfolio will have more than 20% of its assets committed to the consummation of such contracts. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS."

OTHER INVESTMENT POLICIES. The Portfolio may invest up to 10% of its assets in securities of closed end investment companies to facilitate foreign investment. Under the policies discussed in "HIGHLIGHTED RISK CONSIDERATIONS," "INVESTMENT METHODS AND RISKS" and the SAI, the Portfolio may also loan its portfolio securities; engage in repurchase transactions; borrow money for investment purposes; for hedging purposes only, enter into transactions in options on securities and securities indices and futures contracts and related options; purchase convertible securities and warrants; invest in restricted or illiquid securities; and engage in other activities specifically identified for this Portfolio. The Portfolio may not commit more than 5% of its assets to initial margin deposits on futures contracts and related options, and the value of the underlying securities on which futures contracts will be written at any one time will not exceed 25% of the assets of the Portfolio. Presently, some of the above strategies cannot be used to a significant extent by the Portfolio in the markets in which the Portfolio will principally invest.

TEMPLETON GLOBAL GROWTH FUND

The Templeton Global Growth Fund's investment objective is long-term capital growth; any income realized will be incidental.

PRINCIPAL PORTFOLIO INVESTMENTS. The Portfolio seeks to achieve its objective through a flexible policy of investing in stocks and debt obligations of companies and governments of any nation. The Portfolio has the right to purchase securities in any foreign country, developed or emerging. However, as a non-fundamental policy, the Portfolio will limit its investments in securities of Russian issuers to 5% of assets. Although the Portfolio generally invests in common stock, it may also invest in preferred stocks and certain debt obligations, rated or unrated, such as convertible bonds and bonds selling at a discount. The Portfolio may, from time to time, hold significant cash positions until suitable investment opportunities are available, consistent with its policy on temporary investments.

Following these policies, the Portfolio will typically invest predominantly in equity securities issued by large-cap or mid-cap companies, which have market capitalizations of $1 billion or more. It may also invest to a lesser degree in smaller capitalization companies, which are subject to different and greater risks. SEE COMMON INVESTMENT OBJECTIVES AND RISKS, SMALL CAPITALIZATION ISSUERS."

Investments in foreign securities involve risks related to currency fluctuations, market volatility, and economic, social, and political uncertainty that are different from investing in similar obligations of domestic entities. Investments in foreign developing markets including certain Eastern European countries and Russia, involve heightened risks related to the smaller size and lesser liquidity of these markets. INVESTORS SHOULD CONSIDER CAREFULLY THE SUBSTANTIAL RISKS INVOLVED IN INVESTING IN FOREIGN SECURITIES, RISKS THAT ARE HEIGHTENED FOR INVESTMENTS IN DEVELOPING MARKETS. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS."

OTHER INVESTMENTS. For capital appreciation, the Portfolio may invest in debt obligations (defined as bonds, notes, debentures, commercial paper, certificates of deposit, time deposits and bankers' acceptances) which are rated at least C by Moody's or S&P or unrated debt obligations deemed to be of comparable quality by the Manager. SEE "HIGHLIGHTED RISK CONSIDERATIONS, LOWER RATED DEBT OBLIGATIONS" and the APPENDIX. As a policy established by the Board of Trustees, however, the Portfolio will not invest more than 5% of its assets in debt obligations rated BBB or lower by S&P or Baa or lower by Moody's. The Board of Trustees may consider a change if economic conditions change such that a higher level of investment in high risk, lower quality debt obligations would be consistent with the objective of the Portfolio.

These debt obligations can provide the potential for capital appreciation based on various factors such as changes in interest rates, economic and market conditions, improvement in an issuer's ability to repay principal and pay interest, and ratings upgrades. Additionally, convertible bonds offer the potential for capital appreciation through the conversion feature, which enables the holder of the bond to benefit from increases in the market price of the securities into which they are convertible.

DEFAULTED DEBT OBLIGATIONS. As a fundamental policy, the Portfolio may invest up to 10% of its assets in defaulted debt obligations which may be considered speculative.

CURRENCY TECHNIQUES. The Portfolio may, but with respect to equity securities does not currently intend, employ certain active currency hedging techniques. Such techniques may include investments in foreign currency futures contracts, forward foreign currency exchange contracts ("forward contracts"), and options on foreign currencies, all of which involve specialized risks. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS."

OTHER INVESTMENT POLICIES. The Portfolio may also purchase and sell stock index futures contracts up to an aggregate amount not exceeding 20% of its assets and may not at any time commit more than 5% of its assets to initial margin deposits on futures contracts. In addition, in order to increase its return or to hedge all or a portion of its portfolio investments, the Portfolio may purchase and sell put and call options on securities indices. These specialized investment techniques involve additional risks as described in "COMMON INVESTMENT METHODS AND RISKS" and the SAI.

The Portfolio may invest up to 5% of its assets in securities issued by any one company or foreign government, exclusive of U.S. Government Securities. The Portfolio may invest up to 5% of its assets in warrants (exclusive of warrants acquired in units or attached to securities) and up to 10% of its assets in securities with a limited trading market, i.e., "illiquid securities." Under the policies discussed in "INVESTMENT METHODS AND RISKS," "HIGHLIGHTED RISK CONSIDERATIONS," and in the SAI, the Portfolio may also enter into repurchase agreements, lend its portfolio securities, invest in restricted securities, and engage in other activities specifically identified for this Portfolio.

TEMPLETON INTERNATIONAL EQUITY FUND

The investment objective of the Templeton International Equity Fund is to seek long-term growth of capital.

PRINCIPAL PORTFOLIO INVESTMENTS. Under normal conditions, the Portfolio will invest at least 65% of its assets in an internationally diversified portfolio of equity securities consisting of common and preferred stock, securities (bonds or preferred stock) convertible into common stock, warrants and securities representing underlying international securities such as ADRs and EDRs ("Equity Securities").

Such Equity Securities purchased by the Portfolio will trade on markets in countries other than the U.S. and be issued by (i) companies domiciled in countries other than the U.S., or (ii) companies that derive at least 50% of either their revenues or pre-tax income from activities outside of the U.S. Thus, it is possible, although not anticipated, that up to 35% of the Portfolio's assets could be invested in U.S. companies.

In selecting portfolio securities, the Portfolio attempts to take advantage of the difference between economic trends and the anticipated performance of securities and securities markets in various countries. The Portfolio may, from time to time, hold significant cash positions until suitable investment opportunities are available, consistent with its policy on temporary investments. Following these policies, the Portfolio will typically invest predominantly in equity securities issued by large-cap or mid-cap U.S. companies, which have market capitalizations of $1 billion or more. It may also invest to a lesser degree in smaller capitalization companies, which are subject to different and greater risks. SEE "INVESTMENT METHODS AND RISKS, SMALL CAPITALIZATION ISSUERS."

The Portfolio has the right to purchase securities in any foreign country, developed or emerging. Normally, the Portfolio will invest at least 65% of its assets in securities traded in at least three foreign countries. As a non-fundamental policy, the Portfolio will limit its investments in securities of Russian issuers to 5% of assets. The Portfolio's investments in foreign securities involve risks related to currency fluctuations, market volatility, and economic, social, and political uncertainty that are different from investing in similar obligations of domestic entities. Investments in foreign developing markets including certain Eastern European countries and Russia, involve heightened risks related to the smaller size and lesser liquidity of these markets. INVESTORS SHOULD CONSIDER CAREFULLY THE SUBSTANTIAL RISKS INVOLVED IN INVESTING IN FOREIGN SECURITIES, RISKS THAT ARE HEIGHTENED FOR INVESTMENTS IN DEVELOPING MARKETS. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS."

OTHER INVESTMENTS. Up to 35% of the Portfolio's assets may be invested in debt obligations of which up to 10% may be debt obligations rated Ba or lower by Moody's or BB or lower by S&P or that are not rated but determined by the Manager to be of comparable quality. Lower rated obligations (commonly referred to as "junk bonds") are considered by the rating agencies to have increased risks related to the creditworthiness of their issuers. SEE "HIGHLIGHTED RISK CONSIDERATIONS, LOWER RATED DEBT OBLIGATIONS" and the APPENDIX. The balance may be invested in debt obligations rated Baa or better by Moody's, or BBB or better by S&P or that are not rated but determined by the Manager to be of comparable quality.

The Portfolio may seek capital appreciation by investing in such debt obligations which would occur through changes in relative foreign currency exchange rates, changes in relative interest rates or improvement in the creditworthiness of an issuer. These debt obligations may consist of U.S. and foreign government securities and corporate debt obligations, including Yankee bonds, Eurobonds, and Depositary Receipts. SEE "INVESTMENT METHODS AND RISKS."

OTHER INVESTMENT POLICIES. The Portfolio may invest up to 10% of its net assets in illiquid securities. The Portfolio may also invest up to 10% of its net assets in warrants, including such warrants that are not listed on an exchange. Under the policies discussed in "INVESTMENT METHODS AND RISKS," "HIGHLIGHTED RISK CONSIDERATIONS," and in the SAI, the Portfolio may also write covered call and put options on securities, purchase call and put options on securities, buy puts and write calls in "forward conversion" transactions, engage in "spread" and "straddle" transactions, purchase and write call and put options on stock indices, enter into contracts for the purchase or sale for future delivery of U.S. Treasury or foreign securities or futures contracts based upon financial indices, purchase and sell interest rate futures contracts and related options, purchase and sell stock index futures contracts and related options, lend its portfolio securities, engage in repurchase agreements, invest in enhanced convertible securities, and engage in other activities specifically identified for this Portfolio.

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

The investment objective of the Templeton International Smaller Companies Fund is to seek long-term capital appreciation. The Portfolio seeks to achieve this objective by investing primarily in equity securities of smaller companies outside the U.S., including developing markets countries.

PORTFOLIO INVESTMENTS. Under normal market conditions, the Portfolio expects to invest at least 65% of its assets in equity securities of companies of any foreign nation (including developing markets nations) whose market capitalizations do not exceed $1 billion at the time of purchase, generally considered "small cap companies." The Portfolio may, from time to time, hold significant cash positions until suitable investment opportunities are available, consistent with its policy on temporary investments. The Manager believes that international small cap companies may provide attractive investment opportunities, because these securities make up most of the world's equity securities and because they are frequently overlooked by investors or undervalued in relation to their perceived earning power. In addition, such securities may provide investors with the opportunity to increase the diversification of their overall investment portfolios, because these securities' market performance may differ from that of U.S. small cap stocks and from that of large-cap stocks of any nation. Equity securities of small cap companies may include common stock, preferred stock, warrants for the purchase of common stock, and convertible securities. SEE "INVESTMENT METHODS AND RISKS, CONVERTIBLE SECURITIES."

RISK FACTORS. Securities of smaller companies, particularly if they are unseasoned, present greater risks than securities of larger, more established companies. The companies may have relatively small revenues, limited product lines, and a small share of the market for their products or services. Small cap companies may lack depth of management, they may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. Due to these and other factors, small cap companies may suffer significant losses as well as realize substantial growth, and investments in such companies tend to be more volatile and are therefore speculative. Besides exhibiting greater volatility, small cap company stocks may fluctuate independently of larger company stocks. As an operating policy, the Portfolio will not invest more than 10% of its assets in securities of companies with less than three years of continuous operation. SEE "INVESTMENT METHODS AND RISKS." THE PORTFOLIO MAY NOT BE APPROPRIATE FOR SHORT-TERM INVESTORS, AND AN INVESTMENT IN THE PORTFOLIO SHOULD NOT BE CONSIDERED A COMPLETE INVESTMENT PROGRAM.

The Portfolio has the right to purchase securities in any foreign country, developed or emerging. However, as a non-fundamental policy, the Portfolio will limit its investments in securities of Russian issuers to 5% of assets. The Portfolio's investments in foreign securities, especially those in developing markets, involve risks related to currency fluctuations, market volatility, and economic, social, and political uncertainty that are different from investing in similar obligations of domestic entities. Investments in foreign developing markets, including certain Eastern European countries and Russia, involve heightened risks related to the small size and lesser liquidity of these markets. INVESTORS SHOULD CONSIDER CAREFULLY THE SUBSTANTIAL RISKS INVOLVED IN INVESTING IN FOREIGN SECURITIES, RISKS THAT ARE HEIGHTENED FOR INVESTMENTS IN DEVELOPING MARKETS. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS."

OTHER INVESTMENTS. The Portfolio may invest up to 35% of its assets in: equity securities of larger capitalization issuers outside the U.S.; equity securities of larger or smaller capitalization issuers within the U.S., although such investments are not currently expected to exceed 5% of assets; or debt obligations issued by companies or governments in any nation which are rated at least C by Moody's or S&P or unrated debt obligations deemed to be of comparable quality by the Manager. As a current policy, however, the Portfolio will not invest more than 5% of its assets in debt obligations rated lower than BBB by S&P or Baa by Moody's. SEE "HIGHLIGHTED RISK CONSIDERATIONS, LOWER RATED DEBT OBLIGATIONS." These investments may cause the Portfolio's performance to vary from those of international smaller capitalization equity markets.

DEFAULTED DEBT OBLIGATIONS. The Portfolio may invest up to 10% of its assets in defaulted debt obligations, which may be considered speculative.

CURRENCY TECHNIQUES. The Portfolio may, but with respect to equity securities does not currently intend, to employ certain active currency management techniques. Such techniques may include investments in foreign currency futures contracts, forward foreign currency exchange contracts ("forward contracts"), and options on foreign currencies, all of which involve specialized risks. Further, the Portfolio will not enter into forward contracts if, as a result, the Portfolio would have more that 20% of its assets committed to the consummation of such contracts. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS" and the SAI.

OTHER INVESTMENT POLICIES. The Portfolio may invest no more than 5% of its assets in securities of any one issuer, exclusive of U.S. Government Securities. The Portfolio may invest up to 5% of its assets in warrants, including such warrants that are not listed on an exchange. For hedging purposes only, the Portfolio may enter into: transactions in options on securities, securities indices, and foreign currencies; forward foreign currency contracts; and futures contracts and related options. The value of the underlying securities on which futures contracts will be written at any one time will not exceed 25% of the assets of the Portfolio. SEE "INVESTMENT METHODS AND RISKS, OPTIONS AND FUTURES CONTRACTS" and the SAI. Under the policies discussed in "INVESTMENT METHODS AND RISKS," "HIGHLIGHTED RISK CONSIDERATIONS," and in the SAI, the Portfolio may also enter into repurchase agreements, invest in illiquid securities, lend its portfolio securities, and engage in other activities specifically identified for this Portfolio.

TEMPLETON PACIFIC GROWTH FUND

The Templeton Pacific Growth Fund seeks to provide long-term growth of capital.

Under normal conditions, the Portfolio will invest at least 65% of its assets in Equity Securities as defined in the International Equity Fund discussion above which trade on markets in the Pacific Rim, including developing markets and which are (i) issued by companies domiciled in the Pacific Rim or (ii) issued by companies that derive at least 50% of either their revenues or pre-tax income from activities in the Pacific Rim. For purposes of the Portfolio's 65% investment policy, the countries in the Pacific Rim include Australia, China, Hong Kong, India, Indonesia, Japan, Korea, Malaysia, New Zealand, Pakistan, the Philippines, Singapore and Thailand. Normally, the Portfolio will invest at least 65% of its assets in securities traded in at least three foreign countries, including the countries listed herein. The Portfolio may, from time to time, hold significant cash positions until suitable investment opportunities are available, consistent with its policy on temporary investments.

Although the Portfolio will not invest more than 25% of its assets in any one industry or the government of any one country, the Portfolio may invest more than 25% of its assets in the securities of issuers in one or more countries. Investors should consider the greater risk of this policy versus the safety that may come with an investment that involves a wider range of geographic localities and countries. In addition, the correlation among the Singapore, Malaysia, Thailand, and Hong Kong markets is very high. Because these markets comprise such a substantial portion of the Portfolio, the Portfolio has less geographical diversification than a broad-based international portfolio and thus its volatility is higher. AN INVESTMENT IN THE PORTFOLIO MAY BE CONSIDERED SPECULATIVE, AND MAY NOT BE APPROPRIATE FOR SHORT-TERM INVESTORS. INVESTORS SHOULD CONSIDER CAREFULLY THE SUBSTANTIAL AND HEIGHTENED RISKS INVOLVED IN INVESTING IN DEVELOPING MARKETS SECURITIES. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS" and the SAI.

OTHER INVESTMENTS. The Portfolio may invest up to 35% of its assets in the securities of issuers domiciled outside of the Pacific Rim. The investments may consist of, for example (i) securities of issuers in countries that are not located in the Pacific Rim but are linked by tradition, economic markets, cultural similarities or geography to the countries in the Pacific Rim; and (ii) securities of issuers located elsewhere in the world which have operations in the Pacific Rim or which stand to benefit from political and economic events in the Pacific Rim. For example, the Portfolio may invest in a company outside of the Pacific Rim when the Managers believe at the time of investment that the value of the company's securities may be enhanced by conditions or developments in the Pacific Rim even though the company's production facilities are located outside of the Pacific Rim.

Up to 35% of the Portfolio's assets may be invested in investment grade debt obligations rated Baa or better by Moody's, or BBB or better by S&P or, if unrated, determined by the Manager to be of comparable quality. However, the Portfolio's Manager currently does not intend to hold any significant positions in debt obligations.

The Portfolio may seek capital appreciation by investing in such debt obligations which would occur through changes in relative foreign currency exchange rates, changes in relative interest rates or improvement in the creditworthiness of an issuer. These debt obligations may consist of U.S. and foreign government securities and corporate debt obligations, including Yankee bonds, Eurobonds, and Depositary Receipts. The issuers of such debt obligations may or may not be domiciled in the Pacific Rim. SEE "INVESTMENT METHODS AND RISKS."

OTHER INVESTMENT POLICIES. The Portfolio may invest up to 10% of its net assets in illiquid securities. Currently the Portfolio intends to invest no more than 10% of its net assets in warrants, including such warrants that are not listed on an exchange. Under the policies discussed in "INVESTMENT METHODS AND RISKS," "HIGHLIGHTED RISK CONSIDERATIONS," and in the SAI, the Portfolio may also write covered call and put options on securities, purchase called put options on securities, buy puts and write calls in "forward conversion" transactions, engage in "spread" and "straddle" transactions, purchase and write call and put options on stock indices, enter into contracts for the purchase or sale for future delivery of U.S. Treasury or foreign securities or futures contracts based upon financial indices, purchase and sell interest rate futures contracts and related options, purchase and sell stock index futures contracts and related options, purchase convertible securities, lend its portfolio securities, engage in repurchase agreements, and engage in other activities specifically identified for this Portfolio.

HIGHLIGHTED RISK CONSIDERATIONS

FOREIGN TRANSACTIONS

Foreign securities include all of the following, 1) securities of companies organized outside the U.S. ("foreign issuers"), whether or not publicly traded in the U.S., 2) securities that are principally traded outside the U.S., 3) securities denominated in foreign currency ("non-dollar securities"). Investments in foreign securities may offer potential benefits not available from investments solely in securities of domestic issuers or dollar denominated securities. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the Managers, to offer better opportunity for long-term capital appreciation or current earnings than investments in domestic issuers, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the U.S. and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.

GENERAL CONSIDERATIONS. Investing in non-dollar securities or in the securities of foreign issuers involves significant risks that are not typically associated with investing in U.S. dollar denominated securities or in securities of domestic issuers. These risks, which may involve possible losses, include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, foreign investment controls on daily stock market movements, nationalization of assets, foreign withholding and income taxation and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Changes of governmental administrations or of economic or monetary policies, in the U.S. or abroad, or changed circumstances in dealings between nations or currency convertibility or exchange rates could result in investment losses for a Portfolio. In addition, there may be less publicly available information about a foreign company than about a U.S. domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies. Further, the Portfolio may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. The Portfolio may also encounter difficulties or be unable to vote proxies, exercise shareholder rights, pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers and listed companies abroad than in the U.S. This is especially true in developing markets. There is an increased risk, therefore, of uninsured loss due to lost, stolen, or counterfeit stock certificates. Confiscatory taxation or diplomatic developments could also affect investment in those countries. Many debt obligations of foreign issuers, and especially developing markets issuers, are not rated by U.S. rating agencies and their selection depends on the Manager's internal analysis.

Investments in foreign securities where delivery takes place outside the U.S. will be made in compliance with applicable U.S. and foreign currency
restrictions   and  other  laws   limiting  the  amount  and  types  of  foreign
investments.

Many debt obligations of foreign issuers, and especially developing market issuers, are either (i) rated below investment grade, or (ii) not rated by U.S. rating agencies so that their selection depends on the Manager's internal analysis. Foreign debt securities may be subject to greater fluctuations in price than U.S. corporate obligations or U.S. Government Securities. The markets on which such securities trade may have less volume and liquidity, and may be more volatile than securities markets in the U.S. Under certain market conditions, these investments may be less liquid than U.S. Corporate Obligations and are certainly less liquid than U.S. Government Securities. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult for a Portfolio to obtain or to enforce a judgment against the issuers of such securities.

Securities which are acquired by a Portfolio outside the U.S. and which are publicly traded in the U.S. or on a foreign securities exchange or in a foreign securities market are not considered to be an illiquid asset so long as the Portfolio acquires and holds the security with the intention of reselling the security in the foreign trading market, the Portfolio reasonably believes it can readily dispose of the security for cash in the U.S. or foreign market, and current market quotations are readily available.

While the Portfolios which may acquire foreign securities intend to acquire securities of foreign issuers only where there are public trading markets for such securities (with the exception of the illiquid securities which may be purchased if so stated in the individual Portfolio section), such investments, nevertheless, may tend to reduce the liquidity of the Portfolios' investment securities due to internal problems in such foreign countries or to deteriorating relations between the U.S. and such countries.

Transaction costs on foreign securities exchanges may be higher than in the U.S., and foreign securities settlements may, in some instances, be subject to delays and related administrative uncertainties. The operating expense ratio of a Portfolio with a significant non-U.S. portfolio can be expected to be higher than those of Portfolios investing exclusively in domestic securities because of its additional expenses, such as custodial costs, valuation costs and communication costs, although they are expected to be similar to expenses of other investment companies investing in a mix of U.S. securities and securities of one or more foreign countries.

Brokerage commissions, custodial services, and other costs relating to investment in foreign markets, including developing markets, are generally higher than in the U.S. Such markets also have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Portfolio are uninvested and no return is earned thereon. The inability of a Portfolio to make intended security purchases due to settlement problems could cause a Portfolio to miss attractive investment opportunities. Inability to dispose of a security due to settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser.

INVESTMENTS IN DEVELOPING MARKETS. These countries are located in the Asia-Pacific region, Eastern Europe, Central and South America and Africa. Countries generally considered to have developing markets are all countries that are considered to be developing or emerging countries by the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) and the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing. Currently, developed countries include, but are not limited to, Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland, the United Kingdom and the U.S.

The Portfolios investing in developing markets seek to benefit from economic and other developments in developing markets. Such investments reflect the Managers' belief that investment opportunities may result from an evolving long-term international trend favoring more market-oriented economies, a trend that may especially benefit certain countries having developing markets. This trend may be facilitated by local or international political, economic or financial developments that could benefit the capital markets of such countries. Certain such countries, particularly the emerging market countries which may be in the process of developing more market-oriented economies, may experience relatively high rates of economic growth. Other countries, although having relatively mature developing markets, may also be in a position to benefit from local or international developments encouraging greater market orientation and diminishing governmental intervention in economic affairs.

Investments in developing or emerging markets, including certain Eastern European countries are subject to all of the risks of foreign investing generally but have additional and heightened risks related to the small size and lesser liquidity of these markets, making investments in such markets particularly volatile. While short-term volatility can be disconcerting, declines of as much as 40% to 50% are not unusual in emerging markets. In fact, the Hong Kong market has increased 1268% in the last 15 years, but has suffered five declines of more than 20% during that time. Many smaller Asian markets suffered severe declines in 1997, including several which fell over 70%.

Among the special risks associated with investment in developing or emerging markets, including certain Eastern European countries are political or economic uncertainty. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks of foreign investment generally, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Portfolios' investments in those countries and the availability to a Portfolio of additional investments in those countries.

The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in those countries may also make the Portfolios' investments in such countries less liquid and more volatile than investments in Japan or most Western European countries, and these Portfolios may be required to establish special custody or other arrangements before making certain investments in those countries. Russia's system of share registration and custody creates certain risks of loss (including the risk of total loss) that are not normally associated with investments in other securities markets. These risks and other risks associated with the Russian securities market are discussed more fully in the SAI under "Highlighted Risk Considerations" and investors should read the section in detail. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. The laws of some foreign countries may limit the ability of these Portfolios to invest in securities of certain issuers located in those countries.

Prior governmental approval of foreign investments may be required under certain circumstances in some developing countries, and the extent of foreign investment in domestic companies may be subject to limitation in other developing countries. Foreign ownership limitations also may be imposed by the charters of individual companies in developing countries to prevent, among other concerns, violation of foreign investment limitations. Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Portfolios could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for such repatriation. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Hong Kong reverted to the sovereignty of China on July 1, 1997. As with any major political transfer of power, this could result in political, social, economic, market or other developments in Hong Kong, China or other countries that could affect the value of Portfolio investments.

CERTAIN RESTRICTIONS. Some of the countries in which the Portfolios invest may not permit direct investment. Investments in such countries may only be permitted through government approved investment vehicles. Investing through such vehicles may involve frequent or layered fees or expenses and may, as well, be subject to limitations under federal securities laws. Consistent with federal securities laws and subject to applicable fundamental investment restrictions, each Portfolio may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company.

THE ASSET ALLOCATION, DEVELOPING MARKETS, GLOBAL GROWTH, GLOBAL UTILITY, INTERNATIONAL EQUITY, INTERNATIONAL SMALLER COMPANIES, MUTUAL DISCOVERY, MUTUAL SHARES, AND PACIFIC FUNDS, TO THE EXTENT CONSISTENT WITH THEIR INVESTMENT OBJECTIVES AND POLICIES, RESERVE THE RIGHT TO INVEST MORE THAN 25% OF THEIR RESPECTIVE ASSETS IN THE SECURITIES OF ISSUERS IN ANY SINGLE FOREIGN COUNTRY. Investors should consider the greater risk of such policy versus the safety that comes with an investment that does not involve potential geographic concentration and should compare these Portfolios with other investment vehicles before making an investment decision.

There may be other applicable policies or restrictions on a Portfolio's investments in foreign securities. SEE "CURRENCY RISKS AND THEIR MANAGEMENT," "INVESTMENT OBJECTIVES AND POLICIES," "INVESTMENT METHODS AND RISKS" and the SAI.

CURRENCY RISKS AND THEIR MANAGEMENT. The relative performance of foreign currencies in which securities held by a Portfolio are denominated is an important factor in each Portfolio's overall performance. The Managers intend to manage a Portfolio's exposure to various currencies to take advantage of different yield, risk, and return characteristics that different currencies, currency denominations, and countries can provide for U.S. investors.

We are expecting a new common currency called the euro to be adopted by members of the new European Economic and Monetary Union potentially as soon as January 1999, that we think could present attractive opportunities for investment. While all indications are that it will be fully equivalent in stability and value to the existing currencies underlying its composition, there can be no guarantees.

UNLESS OTHERWISE INDICATED IN THE SPECIFIC PORTFOLIO DESCRIPTION, THE MANAGERS GENERALLY DO NOT ACTIVELY HEDGE CURRENCY POSITIONS WITH RESPECT TO EQUITY SECURITIES, BELIEVING THAT THE COSTS OUTWEIGH THE POTENTIAL BENEFITS. THE MANAGERS MAY, HOWEVER, HEDGE WHERE THEY BELIEVE IT WOULD BE APPROPRIATE. To hedge exposure to currency fluctuations or to increase income to a Portfolio, each of the Portfolios which may invest in Foreign Securities may, but is not required to, enter into forward foreign currency exchange contracts, currency futures contracts, and options on such futures contracts, as well as purchase put or call options and write covered put and call options on currencies traded in U.S. or foreign markets. Other currency management strategies allow the Managers to hedge portfolio securities, to shift investment exposure from one currency to another, or to attempt to profit from anticipated declines in the value of a foreign currency relative to the U.S. dollar. Some of these strategies will require a Portfolio to segregate liquid assets to cover its obligations. THERE IS NO ASSURANCE THAT THE MANAGERS' HEDGING STRATEGIES WILL BE SUCCESSFUL.

If a security is denominated in foreign currency, the value of the security to a Portfolio will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Portfolio's securities denominated in that currency. Such changes will also affect a Portfolio's income and distributions to shareholders. In addition, although the Portfolio will receive income on foreign securities in such currencies, the Portfolio will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines materially after a Portfolio's income has been accrued and translated into U.S. dollars, the Portfolio could be required to liquidate portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time a Portfolio incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater.

A Portfolio will use forward currency exchange contracts in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies. A forward currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks). A currency futures contract is a standardized contract for the future delivery of a specified amount of currency at a future date at a price set at the time of the contract. A Portfolio may enter into currency futures contracts traded on regulated commodity exchanges, including non-U.S. exchanges.

A Portfolio will normally conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A Portfolio will generally not enter into a forward contract with a term of greater than one year. Some price spread on currency exchange transactions (to cover service charges) will be incurred when the Portfolio converts assets from one currency to another. A Portfolio may either accept or make delivery of the currency specified at the maturity of a forward or futures contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts and options thereon are effected on the exchange on which the contract was entered into (or on a linked exchange).

A Portfolio will not enter into such forward currency exchange contracts or currency futures contracts or purchase or write such options or maintain a net exposure to such contracts where the completion of the contracts would obligate the Portfolio to deliver an amount of currency other than U.S. dollars in excess of the value of the securities or other assets denominated in that currency or, in the case of cross-hedging, in a currency closely correlated to that currency.

A Portfolio will generally enter into forward contracts only under two circumstances. First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security in relation to another currency by entering into a forward contract to buy the amount of foreign currency needed to settle the transaction. Second, when the Managers believe that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, the Portfolio may enter into a forward contract to sell or buy the former foreign currency (or another currency which acts as a proxy for that currency) approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. This second investment practice is generally referred to as "cross-hedging." Although forward contracts will be used primarily to protect the Portfolio from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted.

As in the case of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and a Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Portfolio's position, it may forfeit the entire amount of the premium plus related transaction costs.

A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the securities or foreign currency on which the futures or options contract is based and movements in the securities or currency in the Portfolio. Successful use of futures or options contracts is further dependent on the Managers' ability to correctly predict movements in the securities or foreign currency markets and no assurance can be given that its judgment will be correct. Successful use of options on securities or stock indices is subject to similar risk considerations. In addition, by writing covered call options, the Portfolio gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. SEE "INVESTMENT METHODS AND RISKS" for additional information.

INTEREST RATE AND CURRENCY SWAPS. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange of their respective rights to make or receive payments in specified currencies. Since interest rate and currency swaps are individually negotiated, these Portfolios expect to achieve an acceptable degree of correlation between their portfolio investments and their interest rate or currency swap positions.

A Portfolio will only enter into interest rate swaps on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to an interest rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

The use of interest rate and currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Managers are incorrect in their forecasts of market values, interest rates and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used.

INVESTMENTS  IN DEPOSITARY  RECEIPTS.  Many  securities  of foreign  issuers are represented by American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), and Global Depositary Receipts ("GDRs") (collectively "Depositary Receipts"). ADRs evidence ownership of, and represent the right to receive, securities of foreign issuers deposited in a domestic bank or trust company or a foreign correspondent bank. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States on exchanges or over-the-counter. While ADRs do not eliminate all the risk associated with foreign investments, by investing in ADRs rather than directly in the stock of foreign issuers, a Portfolio will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for ADRs quoted on a national securities exchange or on NASDAQ. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. EDRs and GDRs may not necessarily be denominated in the same currency as the underlying securities.

Depositary Receipts may be issued under sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.
Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the Depositary Receipts.

Depositary Receipts do not eliminate all the risk inherent in investing in the securities of foreign issuers. To the extent that a Portfolio acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipt to issue and service such Depositary Receipts, there may be an increased possibility that the Portfolio would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. For purposes of each Portfolio's investment policies, a Portfolio's investments in Depositary Receipts will be deemed to be investments in the underlying securities.

LOWER RATED DEBT OBLIGATIONS

Debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated obligations are more likely to react to developments affecting market and credit risk than are more highly rated obligations, which react primarily to movements in the general level of interest rates. The Managers consider both credit risk and market risk in making investment decisions as to corporate debt obligations for a Portfolio.

Debt obligations rated BB or below by S&P or Ba or below by Moody's (or comparable unrated obligations), commonly called "junk bonds," are considered by S&P and Moody's, on balance, speculative and payments of principal and interest thereon may be questionable. They will generally involve more credit risk than obligations in the higher rating categories. The market value of junk bonds tends to reflect individual developments affecting the issuer to a greater extent than the market value of higher rated obligations, which react primarily to fluctuations in the general level of interest rates. Lower rated obligations tend to be more sensitive to economic conditions and are considered by the rating agencies, on balance, to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories. Bonds rated BBB by S&P or Baa by Moody's ratings which are considered investment grade, also possess some speculative characteristics. Unrated debt obligations are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers.

Issuers of high yielding debt obligations are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with acquiring such obligations is generally greater than with higher rated obligations. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yielding obligations may experience financial stress. During these periods, such issuers may not have sufficient cash flow to meet their interest payment obligations. Specific developments affecting the issuer, such as the inability to meet projected business forecasts, or the unavailability of additional financing, may adversely affect the issuer's ability to service its debt obligations. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding obligations because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

High yielding debt obligations frequently have call or buy-back features which permit an issuer to call or repurchase the obligations from a Portfolio. Although such obligations are typically not callable for a period from three to five years after their issuance, when calls are exercised by the issuer during periods of declining interest rates, the Manager may find it necessary to replace such obligations with lower yielding obligations which could result in less net investment income to the Portfolio. The premature disposition of a high yielding obligation due to a call or buy-back feature, the deterioration of the issuer's creditworthiness, or a default may also make it more difficult for a Portfolio to manage the timing of its receipt of income, which may have tax implications. A Portfolio may be required under the Code and U.S. Treasury regulations to accrue income for income tax purposes on defaulted obligations and to distribute such income to the Portfolio's shareholders even though the Portfolio is not currently receiving interest or principal payments on such obligations. In order to generate cash to satisfy any or all of these distribution requirements, a Portfolio may be required to dispose of securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Portfolio shares.

A Portfolio may have difficulty disposing of certain high yielding obligations because there may be a thin trading market for a particular obligation at any given time. The market for lower rated, debt obligations generally tends to be concentrated among a smaller number of dealers than is the case for obligations which trade in a broader secondary retail market. Generally, purchasers of these obligations are predominantly dealers and other institutional buyers, rather than individuals. To the extent the secondary trading market for a particular high yielding, debt obligation does exist, it is generally not as liquid as the secondary market for higher rated obligations. Reduced liquidity in the secondary market may have an adverse impact on market price, a Portfolio's ability to dispose of particular issues, when necessary, to meet the Portfolio's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. Reduced liquidity may also make it more difficult for the Portfolio to obtain market quotations based on actual trades for purposes of valuing the Portfolio. Current values for these high yield issues are obtained from pricing services and/or a limited number of dealers and may be based upon factors other than actual sales. SEE "ADDITIONAL INFORMATION REGARDING VALUATION AND REDEMPTION OF SHARES OF THE PORTFOLIOS," in the SAI.

Some high yielding, debt obligations are sold without registration under the federal securities laws and therefore carry restrictions on resale. While many high yielding obligations have been sold with registration rights, covenants, and penalty provisions for delayed registration, if a Portfolio is required to sell such restricted securities before the securities have been registered, it may be deemed an underwriter of such securities under the Securities Act of 1933, which entails special responsibilities and liabilities. A Portfolio may incur special costs in disposing of such securities; however, the Portfolio will generally incur no costs when the issuer is responsible for registering the securities.

Some high yielding debt obligations may involve special risks because they are new issues. The Portfolios have no arrangement with the securities underwriters or any other person concerning the acquisition of such securities, and the Manager will carefully review the credit and other characteristics pertinent to such new issues.

The high yield securities market is relatively new and much of its growth prior to 1990 paralleled a long economic expansion. The recession that began in 1990 disrupted the market for high yielding securities and adversely affected the value of outstanding securities and the ability of issuers of such securities to meet their obligations. Although the economy has improved considerably and high yielding securities have performed more consistently since that time, there is no assurance that the adverse effects previously experienced will not reoccur. For example, the highly publicized defaults of some high yield issuers during 1989 and 1990 and concerns regarding a sluggish economy which continued into 1993, depressed the prices for many of these securities. While market prices may be temporarily depressed due to these factors, the ultimate price of any security will generally reflect the operating results of the issuer. In addition, a Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. A Portfolio will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the Manager will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

Investments may also be evaluated in the context of economic and political conditions in the issuer's domicile, such as the inflation rate, growth prospects, global trade patterns and government policies. In the event the rating on an issue held in a Portfolio is changed by the rating service, such change will be considered by the Portfolio in its evaluation of the overall investment merits of that security but will not necessarily result in an automatic sale of the security.

DEFAULTED DEBT OBLIGATIONS. Certain Portfolios, if so stated in the individual Portfolio section, may purchase debt obligations of issuers not currently paying interest as well as issuers who are in default. In general, a Portfolio will purchase a defaulted debt obligation only if, in the opinion of the Manager, the issuer is expected to resume interest payments or other advantageous developments appear likely in the future.

A Portfolio may also invest in debt obligations which are in default or about to default, where the Manager believes that the debt obligation's price is less than its intrinsic value, due to a recent or pending restructuring of the issuer or other factors.

Current prices for defaulted bonds are generally significantly lower than their purchase price, and a Portfolio may have unrealized losses on such defaulted obligations which are reflected in the price of the Portfolio's shares. In general, debt obligations which default lose much of their value in the time period prior to the actual default so that the Portfolio's net assets are impacted prior to the default. A Portfolio may retain an issue which has defaulted because such issue may present an opportunity for subsequent price recovery.

A Portfolio may be required under the Internal Revenue Code of 1986, as amended (the "Code"), to accrue income for tax purposes on defaulted obligations, even though it is not currently receiving interest or principal payments on such obligations. This imputed income must be "distributed" to the insurance company shareholders each year, whether or not such distributions are paid in cash. To the extent such distributions are paid in cash, a Portfolio may be required to dispose of securities that it otherwise would have continued to hold or to use cash flows from other sources such as sales of Portfolio shares.

THE PORTFOLIOS' INVESTMENTS. BECAUSE OF CERTAIN OF THE PORTFOLIOS' POLICIES OF INVESTING IN HIGHER YIELDING, HIGHER RISK DEBT OBLIGATIONS, AN INVESTMENT IN SUCH A PORTFOLIO IS ACCOMPANIED BY A HIGHER DEGREE OF RISK THAN IS PRESENT WITH AN INVESTMENT IN A PORTFOLIO THAT INVESTS IN HIGHER RATED, LOWER YIELDING DEBT OBLIGATIONS. ACCORDINGLY, AN INVESTMENT IN ANY SUCH PORTFOLIO SHOULD BE CAREFULLY EVALUATED FOR ITS APPROPRIATENESS IN LIGHT OF THE INVESTOR'S OVERALL INVESTMENT NEEDS AND GOALS. Persons on fixed incomes, such as retired persons, should also consider the increased risk of loss of principal which is present with an investment in higher risk obligations.

At December 31, 1997, the Income Securities Fund held one position in an obligation which was in default on its contractual provisions.

ASSET COMPOSITION TABLE. A credit rating by a rating agency evaluates only the safety of principal and interest of debt obligations, and does not consider the market value risk associated with an investment in such an obligation. The table below shows the percentage of Asset Allocation and Income Securities Funds' assets invested in debt securities rated in each of the specific rating categories shown and those that are not rated by the rating agency but deemed by the Manager to be of comparable credit quality. The information was prepared based on a 12 month dollar weighted average of the respective portfolio compositions in the fiscal year ended December 31, 1997. No other Portfolio had a 12-month dollar weighted average of more than 5% of its assets in debt obligations rated below investment grade or determined by the Manager to be of comparable credit quality. The Appendix to this prospectus includes a description of each rating category.






            Income
Moody's     Securities Fund

Aaa         8.33%
Aa          0.54%
A           0.00%
Baa         4.08%
Ba          2.87%
B           30.60%
Caa         3.86%*
Ca          0.30%
C           0.15%
*2.70% of these securities, which are unrated by Moody's, have been included in the Caa rating category.

            Global Asset
S&P         Allocation Fund
AAA         66.61%
AA          0.02%
BBB+        0.00%
BBB         0.00%
BBB-        0.05%
BB+         1.85%**
BB          13.15%**
BB-         9.64%
B+          4.11%
B           3.63%**
B-          0.94%**
CCC+        0.00%
CCC         0.00%
CCC-        0.00%
**Securities, which are unrated by S&P, have been included as follows: 0.73% BB+, 0.35% BB, 2.86% B, 0.94% B-.

It should be noted that the above ratings are not necessarily indicative of ratings of bonds at the time of purchase.

INVESTMENT METHODS AND RISKS
COMMON TO MORE THAN ONE PORTFOLIO

Certain types of investments and investment techniques are authorized for more than one Portfolio, only if so stated in the descriptions of the individual Portfolios. These are described below and in the SAI in greater detail. Each of the Portfolios will not necessarily use the authorized strategies described to the full extent permitted unless the Managers believe that doing so will help a Portfolio reach its objectives, and not all instruments or methods will be used at all times. See "Table of Contents" in front for a complete listing and page numbers.

BORROWING

AS A MATTER OF FUNDAMENTAL POLICY, ALL OF THE PORTFOLIOS EXCEPT THE ASSET ALLOCATION, DEVELOPING MARKETS, INTERNATIONAL SMALLER COMPANIES, MUTUAL DISCOVERY, MUTUAL SHARES, SMALL CAP AND VALUE FUNDS, MAY BORROW MONEY UP TO 5% OF THE VALUE OF THEIR RESPECTIVE ASSETS AND NO SUCH BORROWING MAY BE FOR DIRECT INVESTMENT IN SECURITIES. The Portfolios may also borrow from banks for temporary or short-term purposes. The Portfolios currently define temporary or short-term purposes to include: (i) short-term (i.e., no longer than five business days) credits for clearance of portfolio transactions; (ii) borrowing in order to meet redemption requests or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets; and (iii) borrowing in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets in the near term. AS A FUNDAMENTAL POLICY, THE ASSET ALLOCATION, DEVELOPING MARKETS, INTERNATIONAL SMALLER COMPANIES, MUTUAL DISCOVERY, MUTUAL SHARES, SMALL CAP AND VALUE FUNDS MAY BORROW UP TO 331/3% OF THE VALUE OF THEIR RESPECTIVE TOTAL NET ASSETS FROM BANKS TO INCREASE THEIR HOLDINGS OF PORTFOLIO SECURITIES OR FOR TEMPORARY PURPOSES.

Under federal securities laws, each Portfolio is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of a Portfolio's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on a Portfolio's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds. A Portfolio will not purchase additional securities while its borrowings exceed the above percentage of its total assets.

CONCENTRATION

THE REAL ESTATE FUND AND GLOBAL UTILITY FUND WILL CONCENTRATE IN A PARTICULAR INDUSTRY OR SECTOR, OR IN U.S. GOVERNMENT SECURITIES, AS INDICATED IN THE SEPARATE DISCUSSIONS ABOVE FOR EACH RESPECTIVE PORTFOLIO. THE OTHER PORTFOLIOS WILL NOT INVEST MORE THAN 25% OF THE VALUE OF THEIR RESPECTIVE ASSETS IN ANY ONE PARTICULAR INDUSTRY. PURSUANT TO THE 1940 ACT, THESE POLICIES WILL NOT BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

CONVERTIBLE SECURITIES

WITH THE EXCEPTION OF THE MONEY FUND, ALL PORTFOLIOS MAY INVEST IN CONVERTIBLE SECURITIES. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Similar to a common stock, the value of a convertible security tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but subordinate to other types of fixed-income securities issued by that company. When a convertible security issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security but, if the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock. If the convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank.

The convertible debt obligations in which a Portfolio may invest are subject to the same rating criteria and investment policies as that Portfolio's investments in debt obligations. The issuer of a convertible security may be important in determining the security's market value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

However, unlike convertible debt obligations, convertible preferred stocks are equity securities. As with common stocks, preferred stocks are subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes. For these reasons, convertible preferred stocks are treated as preferred stocks for each Portfolio's financial reporting, credit rating, and investment limitation purposes.

Certain Portfolios, consistent with their investment policies, may also invest in enhanced or synthetic convertible securities. A detailed discussion of these securities appears in the SAI. None of the Portfolios currently expect to make significant use of these securities.

DEBT OBLIGATIONS

Debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). The Managers consider both credit risk and market risk in making investment decisions as to corporate debt obligations for a Portfolio. Debt obligations in which the Portfolios may invest will tend to decrease in value when prevailing interest rates rise and increase in value when prevailing interest rates fall. Generally, long-term debt obligations are more sensitive to interest rate fluctuations than short-term obligations. Because a Portfolio's investments in debt obligations are interest rate sensitive, a Portfolio's performance may be affected by the Managers' ability to anticipate and respond to fluctuations in market interest rates. Debt obligations include U.S. Government Securities, debt obligations of states or municipalities or state or municipal government agencies or instrumentalities or foreign sovereign entities, U.S. or foreign corporate debt obligations, preferred stock, zero coupon bonds and mortgage- or asset-backed securities.

CORPORATE DEBT OBLIGATIONS. See "Highlighted Risk Considerations - Lower Rated Corporate Debt Obligations."

MONEY MARKET INSTRUMENTS. The investments described in the Money Fund, without regard to required ratings, maturity, and other criteria under Rule 2a-7 of the 1940 Act governing money market portfolios which define them as "Eligible Securities" for purposes of the Portfolio, are referred to generally as "Money Market Instruments" in this prospectus.

U.S. GOVERNMENT SECURITIES. All of the Portfolios may purchase U.S. Government Securities. U.S. Government Securities are marketable fixed, floating and variable rate securities issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Some U.S. Government Securities, such as U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of more than ten years) which differ only in their interest rates, maturities and times of issuance are supported by the full faith and credit of the U.S. Government. Others, such as obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities are supported either by
(a) the full faith and credit of the U.S. Government (such as securities of the Small Business Administration), (b) the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Banks), (c) the discretionary authority of the U.S. Government to purchase the agency's obligations (such as FNMA securities), or (d) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities or instrumentalities in the future.

Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities are considered to include (i) securities for which the payment of principal and interest is backed by a guarantee of, or an irrevocable letter of credit issued by, the U.S. Government, its agencies, authorities or instrumentalities and (ii) participation in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations may therefore be regarded as illiquid.

Each Portfolio may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). See "Zero Coupon Bonds," below.

U.S. Government Securities include Government National Mortgage Association ("GNMA") mortgage-backed certificates. The yields provided by GNMAs have historically exceeded the yields on other types of U.S. Government Securities with comparable maturities. Unpredictable prepayments of principal, however, can greatly change realized yields. In a period of declining interest rates, it is more likely that mortgages contained in GNMA pools will be prepaid thus reducing the effective yield. For more information, See "U.S. Government Securities Fund," above.

Small Business Administration ("SBA") securities are pools of loans to small businesses which are guaranteed as to principal and interest by the SBA, and supported by the full faith and credit of the U.S. Government. SBA loans generally have variable interest rates which are set at a premium above the prime rate, and generally have no interest rate caps or floors. The terms on SBA loans currently range from 7 to 25 years at the time of issue. As with mortgage-backed securities such as GNMAs, prepayments can greatly change realized yields. While the prepayment rate of mortgage-backed securities has generally been a function of market interest rates, the prepayment rate of SBA securities has historically depended more on the purpose and term of the loan and the rate of borrower default. Shorter-term SBA loans have had the highest prepayment rates, particularly if the loans were for working capital; long-term, real-estate backed SBA loans prepay much more slowly. SBA securities are sometimes offered at a premium above their principal amount, which increases the risks posed by prepayment.

These notes would have coupon resets that may cause the current coupon to fall to, but not below, zero. Existing credit quality, duration and liquidity standards would apply, so that the Portfolio may not invest in structured notes unless the Manager believes that the notes pose no greater credit or market risk than stripped notes; however, these notes may carry risks similar to those of stripped securities. See "Investment Methods and Risks."

ZERO COUPON BONDS. Zero coupon bonds are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. A zero coupon security pays no interest to its holder during its life and its value (above its cost to a Portfolio) consists of the difference between its face value at maturity and its cost.

One particular zero coupon security a Portfolio may purchase is the FICO STRIP, each of which represents an interest in securities issued by the Financing Corporation ("FICO"), whose sole purpose is to function as a financing vehicle for recapitalizing the Federal Savings and Loan Insurance Corporation ("FSLIC"). FICO STRIPS are not backed by the full faith and credit of the U.S. Government but are generally treated as U.S. Government Agency Securities.

The credit risk factors pertaining to lower rated debt obligations also apply to lower rated zero coupon bonds. Such bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the Portfolio will realize no cash until the cash payment date and, if the issuer defaults, the Portfolio may obtain no return at all on its investment.

DEFERRED INTEREST AND PAY-IN-KIND BONDS. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt obligations service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments experience greater volatility in market value due to changes in interest rates than debt obligations which provide for regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes

Pay-in-kind bonds are securities which pay interest through the issuance of additional bonds. A Portfolio will be deemed to receive interest over the life of such bonds and be treated as if interest were paid on a current basis for federal income tax purposes, although no cash interest payments are received by the Portfolio until the cash payment date or until the bonds mature. This accrued income from both deferred interest and pay-in-kind bonds must be "distributed" to the insurance company shareholders each year, whether or not such distributions are paid in cash. To the extent such distributions are paid in cash, a Portfolio may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as sales of Portfolio shares.

Lower-rated deferred interest and pay-in-kind bonds also share the special credit risk considerations described under "Zero Coupon Bonds," above.

DERIVATIVES

As described in the individual Portfolio sections or the SAI, certain of the Portfolios may use certain types of instruments, sometimes referred to as "derivatives." Derivatives are used to help (a) manage risks relating to interest rates, currency fluctuations and other market factors ("hedging"); (b) increase liquidity; and/or (c) invest in a particular stock or bond in a more efficient or less expensive way. Derivatives are broadly defined as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, such as stock prices or indices of securities, interest rates, currency exchange rates, or commodity prices. Some, all, or the component parts of, the following instruments might be considered derivatives or complex securities: adjustable rate mortgage securities; adjustable rate securities; collateralized mortgage obligations; convertible securities with enhanced yield features such as PERCS, ACES, DECS, and PEPS; forward contracts; futures contracts; inverse floaters and super floaters; mortgage pass-throughs, including multiclass pass-throughs, stripped mortgage securities, and other asset-backed securities; options; real estate mortgage investment conduits; re-securitized government project loans; spreads and straddles; swaps; synthetic convertible securities; and uncovered mortgage dollar rolls. These instruments and their risks are discussed in this section, the individual Portfolio sections, and/or in the SAI.

DIVERSIFICATION

EACH PORTFOLIO, EXCEPT THE VALUE FUND WILL OPERATE AS A DIVERSIFIED PORTFOLIO UNDER FEDERAL SECURITIES LAW. EACH DIVERSIFIED PORTFOLIO MAY NOT, WITH RESPECT TO 75% OF ITS TOTAL ASSETS, PURCHASE THE SECURITIES OF ANY ONE ISSUER (EXCEPT U.S. GOVERNMENT SECURITIES) IF MORE THAN 5% OF THE VALUE OF THE PORTFOLIO'S ASSETS WOULD BE INVESTED IN SUCH ISSUER.

In addition, each Portfolio intends to diversify its investments to meet the requirements under federal tax laws relating to regulated investment companies and variable contracts issued by insurance companies. In order to comply with the diversification requirements related to regulated investment companies, each Portfolio will limit its investments so that, at the close of each quarter of the taxable year, (i) with respect to 50% of the market value of its assets, not more than 5% of the market value of its assets will be invested in the securities of a single issuer and each Portfolio will not own more than 10% of the outstanding voting securities of a single issuer. A Portfolio's investments in U.S. Government Securities are not subject to these limitations, and (ii) not more than 25% of the market value of each Portfolio's assets will be invested in the securities of a single issuer.

In order to comply with the diversification requirements related to variable contracts issued by insurance companies, each Portfolio will diversify its investments such that (i) no more than 55% of the Portfolio's assets is represented by any one investment; (ii) no more than 70% of the Portfolio's assets is represented by any two investments; (iii) no more than 80% of the Portfolio's assets is represented by any three investments; and (iv) no more than 90% of the Portfolio's assets is represented by any four investments. In the case of Portfolios investing in obligations of U.S. government agencies or instrumentalities, each agency or instrumentality is treated as a separate issuer for purposes of the above rules.

LOAN PARTICIPATIONS

Certain Portfolios may acquire loan participations and other direct or indirect bank obligations ("Loan Participations"), in which a Portfolio will purchase from a lender a portion of a larger loan which it has made to a borrower. Generally Loan Participations are sold without guarantee or recourse to the lending institution, and are subject to the credit risks of both the borrower and the lending institution. They may, however, enable a Portfolio to acquire an interest in a loan from a financially strong borrower which it could not do directly. While Loan Participations generally trade at par value, certain Portfolios may buy Loan Participations that sell at a discount because of the borrower's credit problems. To the extent the borrower's credit problems are resolved, Loan Participations may appreciate in value. Loan Participations may have speculative characteristics, and may be illiquid and/or in default.

LOANS OF PORTFOLIO SECURITIES

Consistent with procedures approved by the Board of Trustees and subject to the following conditions, the Portfolios may lend their portfolio securities to qualified securities dealers or other institutional investors, if such loans do not exceed 30% of the value of a Portfolio's total assets at the time of the most recent loan (one-third of the Portfolio's assets in the case of the Asset Allocation, Developing Markets, International Equity, Mutual Discovery, Mutual Shares, Pacific, and Value Funds). The borrower must deposit with the Portfolio's custodian bank collateral with an initial market value of at least 102% of the market value of the securities loaned, including any accrued interest, with the value of the collateral and loaned securities marked-to-market daily to maintain collateral coverage of at least 100%. This collateral shall consist of cash, U.S. Government Securities, or irrevocable letters of credit. The lending of securities is a common practice in the securities industry. A Portfolio may engage in security loan arrangements with the primary objective of increasing the Portfolio's income either through investing the cash collateral in short-term interest bearing obligations or by receiving a loan premium from the borrower. Under the securities loan agreement, a Portfolio continues to be entitled to all dividends or interest on any loaned securities. As with any extension of credit, there are risks of delay in recovery and loss of rights in the collateral should the borrower of the security fail financially.

OPTIONS AND FUTURES CONTRACTS

Certain Portfolios may invest in options and futures contracts and any limitations noted in this section are qualified by the Portfolios' individual policies as stated in the individual descriptions of each of the Portfolios. UNLESS OTHERWISE NOTED IN A PORTFOLIO'S POLICIES, THE VALUE OF THE UNDERLYING SECURITIES ON WHICH OPTIONS MAY BE WRITTEN AT ANY ONE TIME WILL NOT EXCEED 15% OF THE ASSETS OF THE PORTFOLIO. NOR WILL A PORTFOLIO PURCHASE PUT OR CALL OPTIONS IF THE AGGREGATE PREMIUMS PAID FOR SUCH OPTIONS WOULD EXCEED 5% OF ITS ASSETS AT THE TIME OF PURCHASE.

UNLESS OTHERWISE NOTED IN A PORTFOLIO'S POLICIES, NONE OF THE PORTFOLIOS PERMITTED TO INVEST IN THESE CONTRACTS WILL PURCHASE OR SELL FUTURES CONTRACTS OR OPTIONS ON FUTURES CONTRACTS IF IMMEDIATELY THEREAFTER THE AGGREGATE AMOUNT OF INITIAL MARGIN DEPOSITS ON ALL THE FUTURES POSITIONS OF THE PORTFOLIO AND PREMIUMS PAID ON OPTIONS ON FUTURES CONTRACTS WOULD EXCEED 5% OF THE MARKET VALUE OF THE ASSETS OF THE PORTFOLIO. See the "Investment Objectives and Policies" of the specific Portfolio and the SAI for a discussion of whether, and to what extent, the Portfolio may purchase these investments.

In general, a Portfolio will use futures and options primarily for hedging purposes, that is, in an attempt to reduce or control certain types of risks. There is no guarantee, however, that these transactions will be successful. In addition, these transactions may expose a Portfolio to risks related to counterparty creditworthiness, illiquidity, and increased expenses. A detailed discussion of these transactions and their risks appears in the SAI. None of the Portfolios currently expect to make significant use of these transactions, except to manage currency risk. See "Highlighted Risk Considerations, Foreign Transactions."

PORTFOLIO TURNOVER

Each Portfolio may purchase and sell securities without regard to the length of time the security has been held, and the frequency of Portfolio transactions (turnover rate) will vary from year to year, depending on market conditions. Portfolio turnover could be greater in periods of unusual market movement and volatility. The Managers will weigh the potential benefits of any short-term trading against the higher transaction costs associated with a higher turnover rate.

It is anticipated that each Portfolio's annual turnover rate generally will not exceed 100%.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

EACH PORTFOLIO MAY ENGAGE IN REPURCHASE TRANSACTIONS, IN WHICH THE PORTFOLIO PURCHASES A U.S. GOVERNMENT SECURITY SUBJECT TO RESALE TO A BANK OR DEALER AT A MUTUALLY AGREED UPON PRICE AND DATE. In a repurchase agreement, the Portfolio buys U.S. Government Securities from a bank or broker-dealer at a higher price on a specified date. The securities subject to resale are held on behalf of the Portfolio by a custodian bank approved by the Board of Trustees. The bank or broker-dealer must transfer to the custodian securities with an initial market value of at least 102% of the repurchase price to help secure the obligation to repurchase the securities at a later date. The securities are then marked-to-market daily to maintain coverage of at least 100%. If the bank or broker-dealer does not repurchase the securities as agreed, the Portfolio may experience a loss or delay in the liquidation of the securities underlying the repurchase agreement and may also incur liquidation costs. The Portfolio, however, intends to enter into repurchase agreements only with banks or broker-dealers that are considered creditworthy by the Managers.

Certain Portfolios authorized to do so may also enter into reverse repurchase agreements which may involve additional risks. See the SAI, "Common Investment Methods and Risks."

RESTRICTED AND ILLIQUID SECURITIES

IT IS A FUNDAMENTAL POLICY OF THE PORTFOLIOS TO NOT INVEST MORE THAN 10% OF THEIR RESPECTIVE NET ASSETS IN ILLIQUID INVESTMENTS, EXCEPT THAT THE INTERNATIONAL SMALLER COMPANIES, MUTUAL DISCOVERY, MUTUAL SHARES AND VALUE FUNDS MAY INVEST UP TO 15% IN SUCH INVESTMENTS. Illiquid investments include most repurchase agreements of more than seven days duration, currency and interest rate swaps, time deposits with a notice or demand period of more than seven days, certain over-the-counter option contracts, participation interests in loans, securities that are not readily marketable and "restricted securities," i.e., securities that are not registered or are offered in an exempt non-public offering under the Securities Act of 1933 ("1933 Act"). Such restriction shall not apply to restricted securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act or to foreign securities which are offered or sold outside the United States where the Managers determine, based upon a continuing review of the trading markets for the specific restricted security, that such restricted securities are liquid. For additional details, see the SAI.

The Board of Trustees has adopted guidelines and delegated to the Managers the daily function of determining and monitoring the liquidity of restricted securities. The Board of Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. To the extent a Portfolio invests in restricted securities that are deemed liquid, the general level of illiquidity in a Portfolio may be increased if qualified institutional buyers become uninterested in purchasing these securities or the market for these securities contracts.

The purchase price and subsequent valuation of restricted securities normally reflect a discount from the price at which such securities would trade if they were not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market prices is expected to vary, depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted securities and prevailing supply and demand conditions.

"ROLLS"

Portfolios that may purchase Treasury securities may also enter into "U.S. Treasury rolls" in which the Portfolio sells outstanding U.S. Treasury securities and buys back "when-issued" U.S. Treasury securities of slightly longer maturity for simultaneous settlement on the settlement date of the when-issued U.S. Treasury security. During the period prior to settlement date, the Portfolio continues to earn interest on the securities it is selling. It does not earn interest on the securities which it is purchasing until after the settlement date. Two potential advantages of such a strategy are 1) that the Portfolio can regularly and incrementally adjust its weighted average maturity (which otherwise would constantly diminish with the passage of time); and 2) in a normal yield curve environment (in which shorter maturities yield less than longer maturities), a gain in yield to maturity can be obtained along with the desired extension. The Portfolio could suffer an opportunity loss if the counterparty to the roll failed to perform its obligations on settlement date, in that market conditions may have changed adversely. The Portfolio, however, intends to enter into U.S. Treasury rolls only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System.

Portfolios that may purchase mortgage-backed securities may enter into mortgage "dollar rolls" in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (name, type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the mortgage-backed securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction and is maintained in a segregated account. A Portfolio will not enter into any dollar rolls that are not covered rolls.

SMALL CAPITALIZATION ISSUERS

Certain Portfolios may invest in relatively new or unseasoned companies which are in their early stages of development, or small companies positioned in new and emerging industries where the opportunity for rapid growth is expected to be above average. These are typically companies which have a market capitalization of less than $1 billion. Investing in securities of small companies may offer greater potential for capital appreciation since they are often overlooked by investors or undervalued in relation to their earnings power. Securities of unseasoned companies may present greater risks than securities of larger, more established companies. Small companies may suffer significant losses as well as realize substantial growth, and investments in such companies tend to be more volatile and are therefore speculative.

Historically, the small capitalization stocks have been more volatile in price than the larger capitalization stocks. Among the reasons for the greater price volatility of these securities are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, and the greater sensitivity of small companies to changing economic conditions. Besides exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. Investors should therefore expect that the net asset value of a portfolio which invests a substantial portion of its net assets in small company stocks may be more volatile than the shares of a portfolio that invests solely in larger capitalization stocks. For more information, refer to the "Small Cap Fund" description.

STRUCTURED NOTES

A structured note is a derivative instrument which entitles its holder to receive some portion of the principal or interest payments which would be due on a traditional debt obligation. A zero coupon bond, which is the right to receive only the principal portion of a debt security, is a simple form of structured note. A structured note's performance or value may be linked to a change in return, interest rate, or value at maturity of the change in an identified or "linked" equity security, currency, interest rate, index or other financial indicator ("benchmark"). The holder's right to receive principal or interest payments on a structured note may also vary in timing or amount, depending upon changes in certain rates of interest or other external events. Structured notes may be much more volatile than the underlying instruments themselves, depending on the direction of interest rates, and may present many of the same risks as investing in futures and options. Certain structured notes without leverage characteristics may still be considered risky and an investor could lose an amount equal to the amount invested. As with any debt instruments, structured notes pose credit risk, i.e., the issuer may be unable to make the required payments. Finally, some structured notes may be illiquid, because few investors or dealers trade in such securities or because the notes are complex and difficult to price. Such potential illiquidity may be especially pronounced during severe bond market corrections. The Board of Trustees will monitor the liquidity of structured notes and notes determined to be illiquid will be subject to a Portfolio's percentage limits on illiquid securities. IF PERMITTED BY A PORTFOLIO'S INVESTMENT POLICIES, THE TEMPLETON MANAGERS MAY OCCASIONALLY INVEST UNDER 5% OF THEIR RESPECTIVE PORTFOLIO'S ASSETS IN STRUCTURED NOTES THAT ARE LINKED TO A BENCHMARK, ON A NON-LEVERAGED, ONE-TO-ONE BASIS.

TEMPORARY INVESTMENTS

In any period of market weakness or of uncertain market or economic conditions or while awaiting suitable investment opportunities, a Portfolio (other than the Money Fund) may establish a temporary defensive position. Such Portfolios may therefore invest up to 100% of their respective net assets in high quality Money Market Instruments or in, for example, U.S. Government Securities, bank obligations, and the highest quality commercial paper, as described above. The Rising Dividends Fund may also invest in short-term fixed-income securities. Any decision to make a substantial withdrawal for a sustained period of time, from a Portfolio's "defined" market(s) based on its investment objectives will be reviewed by the Board of Trustees.

THE ASSET ALLOCATION, DEVELOPING MARKETS, GLOBAL GROWTH, GLOBAL UTILITY, INTERNATIONAL EQUITY, INTERNATIONAL SMALLER COMPANIES, MUTUAL DISCOVERY, MUTUAL SHARES, AND PACIFIC FUNDS MAY ALSO INVEST IN NON-U.S. CURRENCY AND SHORT-TERM INSTRUMENTS DENOMINATED IN NON-U.S. CURRENCIES FOR TEMPORARY DEFENSIVE PURPOSES. The Developing Markets and International Smaller Companies Funds may also invest in medium-term (not more than five years to maturity) obligations issued or guaranteed by the U.S. government or the governments of foreign countries, their agencies or instrumentalities.

It is not possible to predict with any certainty when or for how long a Portfolio will employ defensive strategies.

TRADE CLAIMS

Trade claims are purchased from creditors of companies in financial difficulty. For purchasers such as a Portfolio, trade claims offer the potential for profits since they are often purchased at a significantly discounted value and, consequently, may generate capital appreciation if the value of the claim increases as the debtor's financial position improves.

If the debtor is able to pay the full obligation on the face of the claim as a result of a restructuring or an improvement in the debtor's financial condition, trade claims offer the potential for higher income due to the difference in the face value of the claim as compared to the discounted purchase price.

An investment in trade claims is speculative and carries a high degree of risk. There can be no guarantee that the debt issuer will ever be able to satisfy the obligation on the trade claim. Trade claims are not regulated by federal securities laws or the SEC. Currently, trade claims are regulated primarily by bankruptcy laws. Because trade claims are unsecured, holders may have a lower priority in terms of payment than most other creditors in a bankruptcy proceeding.

WARRANTS

A warrant is typically a long-term option issued by a corporation which gives the holder the privilege of buying a specified number of shares of the underlying common stock at a specified exercise price at any time on or before an expiration date.

Stock index warrants entitle the holder to receive, upon exercise, an amount in cash determined by reference to fluctuations in the level of a specified stock index. If a Portfolio does not exercise or dispose of a warrant prior to its expiration, it will expire worthless.

"WHEN-ISSUED" AND
"DELAYED DELIVERY" TRANSACTIONS

A Portfolio may purchase securities and debt obligations on a "when-issued" or "delayed delivery" basis (in the case of GNMA Certificates, a "To-Be-Announced" basis). Such securities are subject to market fluctuations prior to delivery to the Portfolio and generally do not earn interest until their scheduled delivery date. When the Portfolio is the buyer in such transactions, it will segregate cash or liquid securities, having an aggregate value equal to the amount of such purchase commitments until payment is made. To the extent the Portfolio engages in when-issued and delayed delivery transactions, it will do so only for the purpose of acquiring portfolio securities consistent with the Portfolio's investment objectives and policies, and not for the purpose of investment leverage. Nonetheless, purchases of securities on such basis may involve more risk than other types of purchases, for example, counterparty delivery risk. If the seller fails to complete the transaction, the Portfolio may miss a price or yield considered advantageous. See the SAI for additional information.

INVESTMENT RESTRICTIONS

Each Portfolio is subject to a number of additional investment restrictions, some of which are fundamental policies and, like the investment objective of each Portfolio, may be changed only with the approval of shareholders. For a list of these additional restrictions and more information concerning the policies discussed above, please see the SAI.

MANAGEMENT

TRUSTEES AND OFFICERS

The Board. The Trust's Board of Trustees oversees the management of the Trust and elects its officers. The officers are responsible for each Portfolio's day-to-day operations.

MANAGERS

The Manager for all Portfolios of the Trust, except the Asset Allocation, Developing Markets, Global Growth, International Smaller Companies, Mutual
Discovery, Mutual Shares, Rising Dividends and Value Funds, is Franklin Advisers, Inc. ("Advisers"), 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777. In addition, Advisers employs Templeton Investment Counsel, Inc. ("Templeton Florida"), Broward Financial Centre, Suite 2100, Fort Lauderdale, Florida 33394, to act as subadviser to the Pacific Fund.

Franklin Advisory Services, Inc., One Parker Plaza, Sixteenth Floor, Fort Lee, New Jersey, 07024 ("Franklin New Jersey") replaced Advisers as the Manager for the Rising Dividends Fund on July 1, 1996, and also is the Manager for the Value Fund. Advisers and Franklin New Jersey are both direct wholly owned subsidiaries of Franklin Resources, Inc. There is no change in the individuals primarily responsible for the day-to-day operations of the Portfolio, and the material terms of the Portfolio's management agreement with Franklin New Jersey, including fees, are the same as those of the prior management agreement with Advisers.

The Manager for the Mutual Discovery and the Mutual Shares Funds is Franklin Mutual Advisers, Inc. ("Franklin Mutual") 51 John F. Kennedy Parkway, Short Hills, New Jersey, 07078.

The Manager for the Asset Allocation and Global Growth Funds is Templeton Global Advisors Limited ("Templeton Nassau") Lyford Cay Nassau, N.P. Bahamas. Templeton Nassau employs Templeton Florida to act as subadviser to the Asset Allocation Fund.

The Manager for the Developing Markets Fund is Templeton Asset Management Ltd. ("Templeton Singapore") 7 Temasek Boulevard, # 38-03, Suntec Tower One, Singapore, 038987.

The Manager for the International Smaller Companies Fund is Templeton Florida.

Advisers, Franklin Mutual, Franklin New Jersey, Templeton Nassau, Templeton Singapore, and Templeton Florida may be referred to as the "Manager" or "Managers" throughout this prospectus and the SAI. The Managers also perform similar services for other portfolios. The Managers are wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together the Managers and their affiliates manage over $232 billion in assets. The Templeton organization has been investing globally since 1940, with offices in Argentina, Australia, Bahamas, Canada, France, Germany, Hong Kong, India, Italy, Luxembourg, Poland, Russia, Scotland, Singapore, South Africa, U.S., and Vietnam. Please see "Investment Management and Other Services," "Policies Regarding Brokers Used on Securities Transactions" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the Trust's Code of Ethics.

MANAGEMENT SERVICES AND FEES. The Managers manage each Portfolio's assets and make each Portfolio's investment decisions. Each Portfolio is obligated to pay a management fee for these services. Portfolio Administration fees may be paid directly by the Portfolio or indirectly by the Managers through the management fees. See "Portfolio Administrator," below.

During the fiscal year ended December 31, 1997, the management and Portfolio administration fees and total operating expenses, as a percentage of monthly net assets and before any advance waiver, for each Portfolio which operated throughout 1997 were as follows:

                                          1997
                                          Management
                                          and Portfolio      1997 Total
                                          Administration     Operating
Portfolio (Except New Portfolios)         Fees               Expenses

Asset Allocation Fund                        .80%              .94%
Capital Growth Fund                          .75%              .77%
Developing Markets Fund                     1.25%             1.42%
Global Growth Fund                           .83%              .88%
Global Utility Fund
 (formerly Utility Fund)                     .47%              .50%
Growth and Income Fund                       .47%              .49%
Income Securities Fund                       .47%              .50%
International Smaller
 Companies Fund                              .85%             1.06%
International Equity Fund                    .80%              .89%
Money Fund*                                  .51%              .53%
Mutual Shares Fund                           .60%              .80%
Mutual Discovery Fund                        .80%             1.06%
Pacific Fund                                 .92%             1.03%
Real Estate Fund                             .51%              .54%
Rising Dividends Fund                        .72%              .74%
Small Cap Fund                               .75%              .77%

*Under an advance agreement by Advisers to limit its management fees, the Money Fund paid management and portfolio administration fees of 0.43% and total operating expenses of 0.45%. Advisers may end this arrangement at any time upon notice to the Board of Trustees.

Under a management agreement with Franklin New Jersey, the Value Fund is obligated to pay the Manager a monthly fee equal to an annual rate of 0.60% of the value of the Portfolio's average daily net assets up to and including $200 million, 0.50% of the value of the Portfolio's average daily net assets over $200 million up to and including $1.3 billion, and 0.40% of the value of the Portfolio's average daily net assets over $1.3 billion. The Portfolio pays separate portfolio administration fees. See "Portfolio Administrator" below.

In general, the fees which the Portfolios investing substantially in global securities are obligated to pay the Managers are higher than advisory fees paid by most other U.S. investment companies, primarily because investing in equity securities of companies outside the U.S., and especially in developing markets countries which are not widely followed by professional analysts, requires the Managers to invest additional time and incur added expense in developing specialized resources, including research sources.

Please refer to the SAI for further details regarding management fees.

PORTFOLIO TRANSACTIONS. Each Manager tries to obtain the best execution on all transactions. If a Manager believes more than one broker or dealer can provide the best execution, consistent with internal policies it may consider research and related services and the sale of Portfolio shares, as well as shares of other portfolios in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "Brokerage Allocation" in the SAI for more information.

SUBADVISOR

Templeton Florida is paid a fee by Advisers with respect to the International Equity and Pacific Funds, and by Templeton Nassau with respect to the Asset Allocation Fund, based on a percentage of each Portfolio's average daily net assets. In all cases, Templeton Florida's fees are not a separate expense of the respective Portfolios but are paid by the Managers from the management fees they receive from their respective management agreements with the Portfolios. Templeton Florida will pay all expenses incurred by it in connection with its activities under the subadvisory agreements with the Managers, other than the cost of securities purchased for the Portfolios and brokerage commissions in connection with such purchases.

PORTFOLIO ADMINISTRATOR

Franklin Templeton Services, Inc. ("FT Services"), 777 Mariners Island Boulevard, San Mateo, California 94404, provides certain administrative facilities and services for the Portfolios, including preparation and maintenance of books and records, preparation of tax reports, preparation of financial reports, and monitoring compliance with regulatory requirements.

FT Services is employed directly by the Asset Allocation, International Smaller Companies, Mutual Discovery, Mutual Shares and Value Funds, and through subcontracts by the Managers of all the other Portfolios.

Where FT Services is employed directly by a Portfolio, it receives a monthly fee equivalent on an annual basis to 0.15% of the average daily net assets of the Portfolio, reduced to 0.135% of such assets in excess of $200 million, to 0.10% of such assets in excess of $700 million, and to 0.075% of such assets in excess of $1.2 billion. Where it is employed through a subcontract with the Manager, the same fees schedule applies; however, its fees are not separate expenses of the Portfolio but are paid by the Manager from the management fees received from the Portfolio.

OPERATING EXPENSES. Each Portfolio pays its own operating expenses. These expenses include, but may not be limited to: the Managers' management fees; Portfolio administration fees where they are separate from the management fee; taxes, if any; custodian, legal, and auditing fees; the fees and expenses of trustees who are not members of, affiliated with or interested persons of the Managers; salaries of any personnel not affiliated with the Managers; insurance premiums; trade association dues; expenses of obtaining quotations for calculating the value of the Portfolio's net assets; printing and other expenses which are not expressly assumed by the Managers. Expenses incurred jointly by more than one Portfolio will be apportioned on a pro rata basis.

PORTFOLIO OPERATIONS

The following persons are primarily responsible for the day-to-day management of each Portfolio, other than the Money Fund.

CAPITAL GROWTH FUND

Conrad B. Herrmann
Kevin Carrington
Vivian J. Palmieri

GLOBAL UTILITIES SECURITIES FUND
(FORMERLY UTILITY EQUITY FUND)

Gregory E. Johnson
Sally Edwards-Haff
Ian Link

GROWTH AND INCOME FUND

Frank Felicelli
Ernst Schleimer

INCOME SECURITIES FUND

Charles B. Johnson
Matthew F. Avery
Frederick G. Fromm


MUTUAL DISCOVERY SECURITIES AND
MUTUAL SHARES SECURITIES FUNDS

Michael F. Price
Peter Langerman
Jeffrey Altman
Robert Friedman
Raymond Garea
Lawrence Sondike
David E. Marcus
David J. Winters

REAL ESTATE SECURITIES FUND

Matthew F. Avery
Douglas Barton

RISING DIVIDENDS FUND

Donald G. Taylor
William Lippman
Bruce C. Baughman
Gerard P. Sullivan
Margaret McGee

SMALL CAP FUND

Edward B. Jamieson
Michael McCarthy

TEMPLETON DEVELOPING MARKETS EQUITY FUND

J. Mark Mobius, Ph.D.
H. Allan Lam
Tom Wu
Dennis Lim
Eddie Chow
Tek-Khoan Ong

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Dale Winner
Thomas J. Dickson
Jeffrey A. Everett
Sean Farrington

TEMPLETON GLOBAL GROWTH FUND

Sean Farrington
Jeffrey A. Everett
Mark G. Holowesko

TEMPLETON INTERNATIONAL EQUITY FUND

Howard J. Leonard
Mark Beveridge
William Howard

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

Simon Rudolph
Gary Clemons
Mark Beveridge
Peter Nori
Juan Benito-Martin

TEMPLETON PACIFIC GROWTH FUND

William T. Howard
Mark Beveridge
Gary Clemons

VALUE SECURITIES FUND

William Lippman
Gerard P. Sullivan
Bruce C. Baughman
Margaret McGee

BIOGRAPHICAL INFORMATION

Jeffrey Altman
Senior Vice President
Franklin Mutual Advisers, Inc.
Mr. Altman has a Bachelor of Science degree from Tulane University. Prior to October 1996, Mr. Altman was employed as a Research Analyst and Trader for Heine Securities Corporation, the predecessor of Franklin Mutual, an investment adviser acquired by Resources, for at least 5 years. He has been with Franklin Mutual Advisers, Inc. since November 1996 and has managed the Mutual Discovery Fund and Mutual Shares Fund from inception.

Matthew F. Avery
Vice President
Franklin Advisers, Inc.
Mr. Avery holds a Master of Business Administration degree from the University of California at Los Angeles. He earned his Bachelor of Science degree in Industrial Engineering from Stanford University. He has been in the securities industry since 1982 and with the Franklin Templeton Group since 1987. Mr. Avery has managed the Income Securities Fund and the Real Estate Fund since their inception.

Douglas Barton
Vice President
Franklin Advisers, Inc.
Mr. Barton is a Chartered Financial Analyst and holds a Master of Business Administration degree from California State University in Hayward and a Bachelor of Science degree from California State University in Chico. Mr. Barton has been with the Franklin Templeton Group since July 1988 and will manage the Real Estate Fund from May 1998.

Bruce C. Baughman
Vice President and Portfolio Manager
Franklin Advisory Services, Inc.
Mr. Baughman holds a Master of Science degree in Accounting from New York University. He earned his Bachelor of Arts degree from Stanford University. Mr. Baughman has been with the Franklin Templeton Group since 1988. He has managed the Rising Dividends Fund since its inception and will manage the Value Fund from inception.

Juan Benito-Martin
Portfolio Manager
Templeton Investment Counsel, Inc.
Mr. Benito-Martin holds a Master of Business Administration degree from the Harvard Business School. He earned his MS/BS in Engineering from the
Polytechnical University of Valencia, Spain. Before joining the Franklin Templeton Group in 1996, Mr. Benito-Martin was a management consultant and case team leader with Monitor Company, a leading global strategy consulting firm in Cambridge, Massachusetts. Mr. Benito has managed the International Smaller Companies Fund since 1997.

Mark R. Beveridge
Vice President
Templeton Investment Counsel Inc.
Mr. Beveridge is a Chartered Financial Analyst and holds a Bachelor of Business Administration degree in Finance from the University of Miami. He has been with the Franklin Templeton Group since 1985 and has managed the International Equity and Pacific Funds since 1994, and the International Smaller Companies Fund from inception.

Kevin Carrington
Portfolio Manager
Franklin Advisers, Inc.
Mr. Carrington is a Charter Financial Analyst and holds a Bachelor of Science degree in Business Administration from California State University at Chico. He has been with the Franklin Templeton Group since 1992 and has managed the Capital Growth Fund from inception.

Eddie Chow
Investment Analyst
Templeton Asset Management Ltd.
Mr. Chow holds a Master of Business Administration degree from the University of Wisconsin-Milwaukee. Before joining the Franklin Templeton Group in 1994, he worked for many years in the finance and banking industry. He has managed the Developing Markets Fund since 1996.

Gary Clemons
Senior Vice President
Templeton Investment Counsel Inc.
Mr. Clemons holds a Master of Business Administration degree from the University of Wisconsin at Madison. He earned his Bachelor of Science degree in Earth Science from the University of Nevada at Reno. Mr. Clemons was a research analyst for Structured Asset Management. He has been with the Franklin Templeton Group since 1990 and has managed the Pacific Fund since 1994, and the International Smaller Companies Fund from inception.

Thomas J. Dickson
Portfolio Manager
Templeton Investment Counsel, Inc.
Mr. Dickson received his Bachelor of Science degree in Managerial Economics from the University of California at Davis. Mr. Dickson joined the Franklin Templeton Group in 1992. He has managed the Asset Allocation Fund from inception.

Jeffrey A. Everett
Executive Vice President
Templeton Global Advisors Limited
Mr. Everett is a Chartered Financial Analyst and holds a Bachelor of Science degree in Finance from Pennsylvania State University. Prior to joining Templeton, he was an Investment Officer at First Pennsylvania Corporation and a research coordinator for Centre Square Investment Group. He has been with the Franklin Templeton Group since 1990 and has managed the Global Growth and the Asset Allocation Funds from inception.

Sally Edwards-Haff
Vice President
Franklin Advisers, Inc.
Ms. Edwards-Haff is a Chartered Financial Analyst and holds a Bachelor of Arts degree in Economics from the University of California at Santa Barbara. Ms. Edwards-Haff is a member of several securities industry committees and associations. She has been with the Franklin Templeton Group since 1986 and has managed the Global Utility Fund (formerly the "Utility Fund") since 1990.

Sean Farrington
Vice President
Templeton Global Advisors Limited
Mr. Farrington, a Chartered Financial Analyst, has a Bachelor of Arts degree in Economics from Harvard University. He is a member of a securities association. He has been with the Templeton organization since 1991. He has managed the Global Growth Fund since 1995, and the Asset Allocation Fund from inception.

Frank Felicelli, CFA
Vice President
Franklin Advisers, Inc.
Mr. Felicelli, a Chartered Financial Analyst, has a Master in Business Administration from Golden Gate University and a Bachelor of Arts degree in Economics from the University of Illinois. He is a member of several securities industry-related committees and associations. Mr. Felicelli has been in the industry since 1980 and with the Franklin Templeton Group since 1986. He has managed the Growth and Income Fund since 1995.

Robert Friedman
Senior Vice President
Franklin Mutual Advisers, Inc.
Mr. Friedman has a Bachelor of Arts degree in Humanities from the John Hopkins University and a Masters in Business Administration from the Wharton School, University of Pennsylvania. Before November 1996, Mr. Friedman was a Research Analyst for Heine Securities Corporation, the predecessor of Franklin Mutual, an investment adviser acquired by Resources, for at least 5 years. He has been with the Franklin Templeton Group since November 1996 and has managed the Mutual Discovery and Mutual Shares Funds from inception.

Frederick G. Fromm
Portfolio Manager
Franklin Advisers, Inc.
Mr. Fromm holds a Bachelor of Arts degree in Business Economics from the University of California, Santa Barbara. He has been with the Franklin Templeton Group since 1992 and has managed the Income Securities Fund since January 1998.

Raymond Garea
Senior Vice President
Franklin Mutual Advisers, Inc.
Mr. Garea has a Bachelor of Science degree in Engineering from Case Institute of Technology and a Masters in Business Administration from the University of Michigan. Before November 1996, he was a Research Analyst for Heine Securities Corporation, the predecessor of Franklin Mutual, an investment adviser acquired by Resources, for at least 5 years. He has been with the Franklin Templeton Group since November 1996 and has managed the Mutual Discovery Securities Fund and Mutual Shares Securities Fund from inception.

Conrad B. Herrmann, CFA
Vice President
Franklin Advisers, Inc.
Mr. Herrmann holds a Master of Business Administration degree from Harvard University and a Bachelor of Arts degree from Brown University. Mr. Herrmann, a Chartered Financial Analyst, has been with the Franklin Templeton Group since 1989. He has managed the Capital Growth Fund from inception.

Mark G. Holowesko
Director of Global Equity Research
Templeton Worldwide, Inc. and
President
Templeton Global Advisors Limited.
Mr. Holowesko is a Chartered Financial Analyst and Chartered Investment Counselor. He holds a Master of Business Administration degree from Babson College in Worcester, Massachusetts and a Bachelor of Arts degree in Economics from the College of The Holy Cross, also in Worcester, Massachusetts. He is a member of several securities industry associations. Mr. Holowesko has been with the Franklin Templeton Group since 1985 and has managed the Global Growth Fund from inception.

William T. Howard, Jr.
Senior Vice President
Templeton Investment Counsel, Inc.
Mr. Howard is a Chartered Financial Analyst and holds a Master of Business Administration degree from Emory University. He earned his Bachelor of Arts degree from Rhodes College. Before joining the Templeton Group in 1993, Mr. Howard was the international portfolio manager and analyst with the State of Tennessee Consolidated Retirement System. He has managed the Pacific Fund since 1993.

Edward B. Jamieson
Senior Vice President
Franklin Advisers, Inc.
Mr. Jamieson holds a Masters degree in Accounting and Finance from the University of Chicago Graduate School of Business and a Bachelor of Arts degree from Bucknell University. He has been with the Franklin Templeton Group since 1987 and has managed the Small Cap Fund from inception.

Charles B. Johnson
Chairman of the Board and Director
Franklin Advisers, Inc., Franklin Advisory Services
and Franklin Investment Advisory Services, Inc.
Mr. Johnson holds a Bachelor of Arts degree in Economics and Political Science from Yale University. He has been with the Franklin Templeton Group since 1957.
Mr.  Johnson  is  a  member  of  several  securities   industry  committees  and
associations. He has managed the Income Securities Fund from inception.

Gregory E. Johnson
Vice President
Franklin Advisers, Inc.
Mr. Johnson holds a Bachelor of Science degree in Accounting and Business Administration from Washington and Lee University and a certificate as a Certified Public Accountant. He has been with the Franklin Templeton Group since 1986. Mr. Johnson is a member of several securities industry committees and associations. He has managed the Global Utility Fund (formerly the Utility Fund) from its inception.

H. Allan Lam
Vice President
Templeton Investment Management
(Hong Kong) Limited.
Mr. Lam holds a Bachelors of Arts degree in Accounting from Rutgers University. He has had extensive auditing experience with Deloitte Touche & Tohmatsu and KPMG Peat Marwick. He has been with the Franklin Templeton Group since 1987 and has managed the Developing Markets Fund from inception.

Peter Langerman
Senior Vice President and Chief Operating Officer
Franklin Mutual Advisers, Inc.
Mr. Langerman has a Bachelor of Arts degree from Yale University, a Masters in Science from New York University Graduate School of Business and a Juris Doctor from Stanford University Law School. Before November 1996, he was a Research Analyst for Heine Securities Corporation, the predecessor of Franklin Mutual, an investment adviser acquired by Resources, for at least 5 years. He has been with the Franklin Templeton Group since November 1996 and has managed the Mutual Discovery and Mutual Shares Funds from inception.

Howard J. Leonard
Executive Vice President
Templeton Investment Counsel, Inc.
Mr. Leonard is a Chartered Financial Analyst and holds a bachelor of business administration degree in Finance and Economics from Temple University. Before joining the Franklin Templeton organization in 1989, Mr. Leonard was director of investment research at First Pennsylvania Bank. Mr. Leonard has managed the International Equity Fund since 1997.

Dennis Lim
Vice President
Templeton Asset Management Ltd.
Mr. Lim holds a Master of Science degree in Management (Finance Analysis), from the University of Wisconsin-Milwaukee, (Beta Gamma Sigma, Delta Chapter of Wisconsin). He earned a Bachelor of Science degree in Building Engineering from the National University of Singapore. Prior to joining the Franklin Templeton Group, in 1990, he worked for the Government of Singapore's Ministry of National Development. He has managed the Developing Markets Fund since 1996.

Ian Link
Portfolio Manager
Franklin Advisers, Inc.
Mr. Link is a Chartered Financial Analyst and holds a Bachelor of Arts degree in Economics from the University of California at Davis. He is a member of several securities industry-related committees and associations. Mr. Link has been with the Franklin Templeton Group since 1989, and has managed the Global Utility Fund (formerly the Utility Fund) since March 1995.

William Lippman
President
Franklin Advisory Services, Inc.
Mr. Lippman holds a Master of Business Administration degree from the Graduate School of Business Administration of New York University. He earned his Bachelor of Science degree in Business Administration from City College New York. Mr. Lippman has been in the securities industry for over 30 years and with the Franklin Templeton Group since 1988. He has managed the Rising Dividends Fund from inception and will manage the Value Fund from its inception.

David E. Marcus
Senior Vice President
Franklin Mutual Advisers, Inc.
Mr. Marcus holds a Bachelor of Science in Business Administration/Finance from Northeastern University. Before November 1996, he was a Research Analyst for Heine Securities Corporation, the predecessor of Franklin Mutual, an investment adviser acquired by Resources. He has been with the Franklin Templeton Group since November 1996 and has managed the Mutual Discovery and Mutual Shares Funds since March 1998.

Michael McCarthy
Portfolio Manager
Franklin Advisers, Inc.
Mr. McCarthy holds a Bachelor of Arts degree in History from the University of California at Los Angeles. He has been with the Franklin Templeton Group since 1992 and has managed the Small Cap Fund from inception.

Margaret McGee
Vice President
Franklin Advisory Services, Inc.
Ms. McGee holds a Bachelor of Arts degree from William Paterson College. She has been in the securities industry since 1985 and with the Franklin Templeton Group since 1988. She has managed the Rising Dividends Fund from inception, and will manage the Value Fund from its inception.

J. Mark Mobius, Ph.D.
Managing Director and Portfolio Manager
Templeton Asset Management Ltd.
Dr. Mobius holds a Doctor of Philosophy degree in Economics and Political Science from the Massachusetts Institute of Technology. He earned his Bachelor's and Master's degrees from Boston University. He is a member of several industry-related associations. Dr. Mobius joined the Franklin Templeton Group in 1987 and has managed the Developing Markets Fund from inception.

Peter Nori
Vice President
Templeton Investment Counsel, Inc.
Mr. Nori is a Chartered Financial Analyst and holds both a Master of Business Administration degree and a Bachelor of Science degree in Finance from the University of San Francisco. After completing the Franklin management training program, Mr. Nori joined Franklin portfolio research in 1990 as an equity analyst. In 1994, Mr. Nori joined the Templeton organization. He has managed the International Smaller Companies Fund since 1997.

Tek-Khoan Ong
Portfolio Manager
Templeton Asset Management Ltd.
Mr. Ong holds a Masters of Business Administration degree from the Wharton School, University of Pennsylvania, graduating with distinction and on the director's list. He earned a Masters of Science degree in Computing Science and a Bachelor of Science degree in Civil Engineering, with honors, both from Imperial College, University of London, UK. Before joining the Franklin Templeton Group in 1993, he worked for the Monetary Authority of Singapore (Singapore's central bank) for five years. He has managed the Developing Markets Fund since 1996.

Vivian J. Palmieri
Vice President
Franklin Advisers, Inc.
Mr. Palmieri holds a Bachelor of Arts degree in Economics from Williams College. He has been with the Franklin Templeton Group since 1965 and has managed the Capital Growth Fund from inception.

Michael F. Price
Chief Executive Officer and President
Franklin Mutual Advisers, Inc.
Mr. Price has a Bachelor of Arts degree in Business Administration from the University of Oklahoma. Before November 1996, Mr. Price was President and Chairman of Heine Securities Corporation, the predecessor of Franklin Mutual, an investment adviser acquired by Resources, for at least 5 years. He became Chief Executive Officer of Franklin Mutual in November 1996 and has managed the Mutual Discovery and Mutual Shares Funds from inception.

Simon Rudolph
Vice President
Templeton Investment Counsel, Inc.
Mr. Rudolph is a Chartered Accountant and holds a Bachelor of Arts degree in Economic History from Durham University in England. Mr. Rudolph has been a securities analyst since 1986. Before joining the Franklin Templeton organization in 1997, he was an executive director with Morgan Stanley. Mr. Rudolph has managed the International Smaller Companies Fund since 1997.

Ernst Schleimer
Portfolio Manager
Franklin Advisers, Inc.
Mr. Schleimer holds a Master of Business Administration degree from the Stanford School of Business and a Bachelor of Arts degree from Tufts University. Mr. Schleimer has been with the Franklin Templeton Group since 1994, and before that worked as a consultant at KPMG Peat Marwick. He has managed the Growth and Income Fund since 1995.

Lawrence Sondike
Senior Vice President
Franklin Mutual Advisers, Inc.
Mr. Sondike has a Bachelor of Arts degree from Cornell University and a Masters in Business Administration from New York University Graduate School of Business. Before November 1996, he was a Research Analyst for Heine Securities Corporation, the predecessor of Franklin Mutual, an investment adviser acquired by Resources, for at least 5 years. He has been with the Franklin Templeton Group since November 1996, and has managed the Mutual Discovery and Mutual Shares Funds from inception.

Gerard P. Sullivan
Portfolio Manager
Franklin Advisory Services, Inc.
Mr. Sullivan holds a Master of Business Administration in Finance and Accounting from the Columbia Graduate School of Business and a Bachelor of Arts degree in Political Science from Columbia University. Before joining the Franklin Templeton Group, he was a Portfolio Manager for SunAmerica Asset Management from February 1995 to February 1998 and prior to that he was a Portfolio Manager for Texas Commerce Investment Management & Co. from July 1993 to February 1995. Mr. Sullivan has managed the Rising Dividends Fund since March 1998 and will manage the Value Securities Fund from its inception.

Donald G. Taylor
Portfolio Manager
Franklin Advisory Services, Inc.
Mr. Taylor holds a Bachelor of Science degree in Economics from the University of Pennsylvania - the Wharton School. Mr. Taylor has been with the Franklin Templeton Group since June 1996. Before 1996 Mr. Taylor was a portfolio manager for Fidelity Management & Research Co. Mr. Taylor has managed the Rising Dividends Fund since 1996.

Dale A. Winner
Portfolio Manager
Templeton Global Advisors Limited
Mr. Winner received his LLB from Reading University, England and has successfully completed a Level III Chartered Financial Analyst examination. Prior to joining the Franklin Templeton Group in 1995, Mr. Winner was a Trust Officer at J.P. Morgan, Bahamas for two years and before that he was a credit analyst at Mitsui Trust, London for 5 years. He has managed the Asset Allocation Fund since 1997.

David J. Winters
Senior Vice President
Franklin Mutual Advisers, Inc.
Mr. Winters is a Chartered Financial Analyst and holds a Bachelor of Arts degree in Economics from Cornell University. Before November 1996, he was a Research Analyst for Heine Securities Corporation, the predecessor of Franklin Mutual, an investment adviser acquired by Resources. He has been with the Franklin Templeton Group since November 1996 and has managed the Mutual Discovery and Mutual Shares Funds since March 1998.

Tom Wu
Director
Templeton Asset Management Ltd.
Mr. Wu holds a Master of Business Administration degree from the University of Oregon. He earned a Bachelor of Social Science Degree in Economics from the University of Hong Kong. Before joining the Franklin Templeton Group in 1987, he was a stockbroker at Vickers da Costa Hong Kong Ltd. He has managed the Developing Markets Fund from inception.

PURCHASE, REDEMPTION, AND EXCHANGE OF SHARES

PURCHASES OF SHARES

As noted in the Introduction, shares of each Portfolio are currently sold only to the Variable Accounts of the Insurance Companies, to fund the benefits under their Policies.

The Trust serves as an investment vehicle for both variable annuity and variable life insurance contracts. Therefore, the Trust's Board monitors events in order to identify any material conflicts between variable annuity contract owners and variable life contract owners and will determine what action, if any, should be taken in the event of such a conflict. Although the Trust does not currently foresee any disadvantages to contract owners, an irreconcilable material conflict may conceivably arise between contract owners of different separate accounts investing in the Portfolio due to differences in tax treatment, the management of investments, or other considerations. If such a conflict were to occur, one of the Variable Accounts might withdraw its investment in a Portfolio. This might force the Portfolio to sell portfolio securities at disadvantageous prices.

The applicable Insurance Company Variable Account purchases shares of each Portfolio using purchase payments allocated to one or more of the Contract Sub-Accounts of each Variable Account, as selected by the Contract Owners. Shares are purchased by the Variable Accounts at the net asset value of each respective Portfolio next determined after the Portfolio receives the purchase payment in good order and are credited to each Contract Sub-Account in the form of full and fractional shares (rounded to the nearest 1/1000 of a share).

The Portfolios do not issue share certificates. Initial and subsequent payments allocated to a specific Portfolio are subject to the limits applicable in the Contracts issued by the Insurance Company.

REDEMPTIONS OF SHARES

Each Insurance Company redeems shares of the applicable Portfolio to make benefit or surrender payments under the terms of its Contracts. Redemptions are processed on any day on which the Portfolios are open for business (each day the New York Stock Exchange is open) and are effected at the Portfolio's net asset value next determined after the Portfolio receives the appropriate order from the Variable Accounts.

Payment for redeemed shares will be made within seven days after receipt of the redemption order in proper form. However, under unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law. Redemptions are taxable events, and the amount received upon redemption of the shares of any of the Portfolios may be more or less than the amount paid for the shares, depending upon the fluctuations in the market value of the assets constituting the investments of that Portfolio.

If a substantial portion of any Portfolio's shares should be redeemed within a short period, the Portfolio might have to liquidate portfolio securities it might otherwise hold and also incur the additional costs related to such transactions.

EXCHANGES OF SHARES

Shares of any one Portfolio may be exchanged for shares of any other Portfolios in the Trust, all of which are described in this prospectus, subject to the terms of the Contract prospectus. Exchanges are treated as a redemption of shares of one Portfolio and a purchase of shares of one or more of the other Portfolios and are effected at the respective net asset value per share of each Portfolio on the date of the exchange.

Neither the Trust nor the Variable Accounts are designed for professional market timing organizations, other entities, or individuals using programmed, large and/or frequent transfers. The Variable Accounts, in coordination with the Trust, reserve the right to temporarily or permanently refuse exchange requests if, in the Managers' judgment, a Portfolio would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to a Portfolio and therefore may be refused. Accounts under common ownership or control may be aggregated for purposes of the transfer limits. Investors should consult the Variable Account prospectus of the specific insurance product that accompanies this Trust prospectus for information on other specific limitations on the transfer privilege.

The Trust reserves the right to modify or discontinue its exchange program at any time upon 60 days' notice to the Insurance Companies.

INCOME DIVIDENDS AND
CAPITAL GAINS DISTRIBUTIONS

Each Portfolio, other than the Money Fund, will declare and pay to the appropriate Sub-Account of the Variable Account once each year following the close of the calendar year (i) all net investment income (which includes dividends and interest paid on each Portfolio's investments less expenses incurred in the Portfolio's operations) and (ii) all net realized short-term and long-term capital gains, if any, earned during the preceding year.

The Money Fund declares a dividend each day the Portfolio's net asset value is calculated, equal to all of its daily net income, payable to the appropriate Sub-Account of the Variable Account as of the close of business the preceding day. The amount of dividend may fluctuate from day to day and may be omitted on some days, depending on changes in the factors that comprise the Portfolio's net income.

Any distributions made by the Portfolios will be automatically reinvested in additional Shares of that Portfolio. Dividends or distributions by the Portfolios will reduce the per share net asset value by the per share amount so paid.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of each Portfolio is determined as of the close of the New York Stock Exchange, normally 4:00 p.m., Eastern time. To calculate the Net Asset Value per share of each Portfolio, the assets of each Portfolio are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The assets in each Portfolio are valued as described under "Additional Information Regarding Valuation and Redemption of Shares of the Portfolios" in the SAI.

TAX CONSIDERATIONS

Each Portfolio of the Trust is treated as a separate entity for federal income tax purposes. Each Portfolio intends to qualify or continue to qualify for treatment as a regulated investment company under Subchapter M of the Code. By distributing all of its income, and meeting certain other requirements relating to the sources of its income and diversification of its assets, each Portfolio will not be subject to federal income taxes.

In order to ensure that individuals holding the Policies whose assets are invested in a Portfolio will not be subject to federal income tax on distributions made by the Portfolio prior to the receipt of payments under the Policies, each Portfolio intends to comply with the additional requirements of
Section 817(h) of the Code relating to diversification of its assets.

The Portfolios are not subject to any federal excise tax on undistributed income because their shares are held exclusively by segregated asset accounts of an insurance company in connection with variable contracts.

Foreign securities that meet the definition in the Code of a Passive Foreign Investment Company (a "PFIC") may subject a Portfolio to an income tax and interest charge with respect to such investments. To the extent possible, the Portfolio will avoid such treatment by not investing in known PFIC securities or by adopting other strategies for any PFIC securities it does purchase.

Foreign exchange gains and losses realized by the Portfolios in connection with certain transactions involving foreign currencies, foreign currency payables or receivables, foreign currency-denominated debt obligations, foreign currency forward contracts, and options or futures contracts on foreign currencies are subject to special tax rules which may cause such gains and losses to be treated as ordinary income and losses rather than capital gains and losses and may affect the amount and timing of the Portfolios' income or loss from such transactions and, in turn, its distributions to shareholders.

Holders of Policies under which assets are invested in the Trust should refer to the prospectus for the Policies for information regarding the tax aspects of ownership of such Policies.


HOW THE TRUST MEASURES PERFORMANCE

Advertisements, sales literature, hypothetical personalized illustrations, and communications with Contract Owners and others may cite a Portfolio's performance calculated on a total return, current yield or current distribution rate basis. Total return figures show the change in value of a hypothetical past investment as a percentage of the investment, assuming any dividends and capital gains are reinvested. Total return figures will indicate the time periods used, whether figures are cumulative or annualized and whether the effects of sales charges are included. Current yield for each Portfolio (except the Money Fund) shows the an annualization of income per share earned by that Portfolio over a recent 30 day period, and is shown as a percentage of the investment. The current distribution rate for a Portfolio (other than the Money Fund) is usually computed by annualizing the dividends paid per share during the most recent preceding fiscal quarter and dividing that amount by the net asset value at the end of the period. Unlike current yield, the current distribution rate may include income distributions from sources other than dividends and interest received by each Portfolio. Performance data will include uniformly computed performance figures for comparative purposes.

From time to time, the Money Fund may advertise its current and effective yield. The Money Fund's current yield refers to an annualization of the income generated by an investment over a stated seven-day period, and is shown as a percentage of the investment. The Money Fund's effective yield is calculated similarly but, when annualized, the income earned is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Each Portfolio's investment results will vary. Performance figures are always based on past performance and do not indicate future results. Hypothetical performance information may also be prepared for sales literature or advertisements. For additional information, see the SAI "How the Trust Measures Performance" and the appropriate insurance company separate account prospectus and SAI.

GENERAL INFORMATION

DISTRIBUTION PLANS

Each Portfolio's management agreement includes a distribution or "Rule 12b-1" plan (the "Plan"). However, no payments are to be made by any Portfolio as a result of the Plan. The Portfolios do not make any payments other than payments for which the Portfolios are otherwise obligated to make pursuant to the applicable then effective management agreement or as incurred in the ordinary course of their business. To the extent any of the foregoing are nevertheless deemed indirectly to be payments for the financing of any activity primarily intended to result in the sale of shares issued by the Portfolio within the context of rule 12b-1, such payments shall be deemed to have been made pursuant to the Plan (sometimes referred to as a "defensive 12b-1 Plan"). In connection with their approval of the applicable management agreements, the Board of Trustees, including a majority of the non-interested trustees, determined that, in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the implementation of the respective Plans will benefit each Portfolio and the Contract Owners whose purchase payments have indirectly been invested in each Portfolio. For further details of these Plans, see the SAI.

REPORTS

The Trust's fiscal year ends December 31. Annual Reports containing audited financial statements of the Trust and Semi-Annual Reports containing unaudited financial statements, as well as proxy materials, are sent to Contract Owners, annuitants or beneficiaries, as appropriate. Inquiries may be directed to the Trust at the telephone number or address set forth on the cover page of this prospectus.

TRANSFER AGENT

Franklin Templeton Investor Services, Inc., 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777, a wholly-owned subsidiary of Franklin Resources, Inc. and a transfer agent maintains shareholder records, processes purchases and redemptions of each Portfolio's shares, and serves as each Portfolio's dividend-paying agent.

YEAR 2000

Like other mutual funds, the Trust could be adversely affected if the computer systems used by the Managers and other service providers do not properly process date-related information after January 1, 2000 ("Year 2000 Issue"). The Year 2000 Issue, and in particular foreign service providers' responsiveness to these issues, could affect portfolio and operational areas. These areas include the handling of securities trades, payments of interest and dividends, securities pricing, shareholder account services, custody functions, and others. While there can be no assurance that the Trust will not be adversely affected, the Managers are taking steps that they believe are reasonably designed to address the Year 2000 Issue, including seeking reasonable assurances from the Trust's major service providers.

VOTING PRIVILEGES AND OTHER RIGHTS

The Trust was organized as a Massachusetts business trust under an Agreement and Declaration of Trust which permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest, with a par value of $.01, which may be issued in any number of series. Shares issued by each Portfolio will be fully paid and nonassessable and will have no preemptive, conversion, or sinking rights.

Shares of each Portfolio have equal voting rights and vote separately (from other Portfolios in the Trust) as to issues affecting that Portfolio, or the Trust, unless otherwise permitted. The Trust has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the Trustees. If this happens, holders of the remaining shares voting will not be able to elect any Trustees. The Trust does not intend to hold annual shareholder meetings. It may hold a special meeting, however, for matters requiring shareholder approval. A meeting may also be called by the trustees, at their discretion, or by shareholders holding at least 10% of the outstanding shares of any Portfolio. The Trust is required to help a shareholder communicate with other shareholders in connection with removing trustees. For information regarding voting privileges of Contract Owners, see the accompanying insurance company separate account prospectus, under "Voting Rights."

The Board of Trustees may from time to time issue other series, the assets and liabilities of which will likewise be separate and distinct from any other series.

APPENDIX

DESCRIPTION OF BOND RATINGS*

MOODY'S

AAA - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger.

A - Bonds rated A possess many favorable investment attributes and are considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA - Bonds rated Baa are considered medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA - Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating may also reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


DESCRIPTION OF COMMERCIAL PAPER RATINGS

MOODY'S

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (PRIME-1): Superior capacity for repayment.
P-2 (PRIME-2): Strong capacity for repayment.
S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.